   As filed with the Securities and Exchange Commission on December 30, 2004


                                      REGISTRATION NO. 033-63560 and 811-7762
 -------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               -------------------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                                      UNDER
           THE SECURITIES ACT OF 1933                    [x]

           PRE-EFFECTIVE AMENDMENT NO.                   [ ]


           POST-EFFECTIVE AMENDMENT NO. 23               [x]


                                     AND/OR
                             REGISTRATION STATEMENT
                                      UNDER
           THE INVESTMENT COMPANY ACT OF 1940            [x]


           AMENDMENT NO. 25                              [x]


                        (CHECK APPROPRIATE BOX OR BOXES)
                               -------------------


                              FIRST EAGLE FUNDS


               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                               -------------------

                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 698-3000

                                  ROBERT BRUNO


                                FIRST EAGLE FUNDS


                           1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)
                               -------------------
                                    COPY TO:
                             PAUL S. SCHREIBER, ESQ.

                            SHEARMAN & STERLING LLP

                              599 LEXINGTON AVENUE
                               NEW YORK, NY 10022
                              -------------------

It is proposed that this filing will become effective (check appropriate box):
[ ] immediately upon filing pursuant to paragraph (b)


[ ] on (date) pursuant to paragraph (b) of Rule 485


[ ] 60 days after filing pursuant to paragraph (a)(1)


[X] on March 1, 2005 pursuant to paragraph (a)(1) of Rule 485


[ ] 75 days after filing pursuant to paragraph (a)(2)

[ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                       First Eagle Funds
                          Advised by
            Arnold and S. Bleichroeder Advisers, LLC





                           PROSPECTUS
                           March 1, 2005


                           First Eagle
                           Global Fund

                           First Eagle
                           Overseas Fund

                           First Eagle
                           U.S. Value Fund

                           First Eagle
                           Gold Fund

                           First Eagle
                           Fund of America

PROSPECTUS

As with all mutual funds, these securities have
neither been approved nor disapproved by the
Securities and Exchange Commission nor has the       [FIRST EAGLE FUNDS LOGO]
SEC passed on the accuracy of this prospectus.
It is a criminal offense to claim otherwise.

Thank you for your interest in First Eagle Funds (the 'Trust'), managed by Arnhold and S. Bleichroeder Advisers, LLC ('ASB Advisers' or the 'Adviser').



Charles de Vaulx of ASB Advisers has primary responsibility for the day-to-day management of First Eagle Global Fund ('Global Fund'), First Eagle Overseas Fund ('Overseas Fund'), First Eagle U.S. Value Fund ('U.S. Value Fund') and First Eagle Gold Fund ('Gold Fund') (each, a 'Fund'). Harold Levy and David Cohen of Iridian Asset Management LLC, a subadviser retained by ASB Advisers, have primary responsibility for the day-to-day management of First Eagle Fund of America (also a 'Fund'). This prospectus contains information about each of the Funds. We encourage you to read it carefully and keep it for future reference.


Investment Objective of the Funds

FIRST EAGLE GLOBAL FUND seeks long-term growth of capital by investing in a range of asset classes from markets in the United States and around the world. More specifically, to achieve its objective, the Global Fund will normally invest its assets primarily in common stocks (and securities convertible into common stocks) of U.S. and foreign companies.


FIRST EAGLE OVERSEAS FUND (closed to new accounts) seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. The Overseas Fund invests primarily in companies traded in mature markets and may invest in emerging markets. Under normal market conditions, the Overseas Fund invests at least 80% of its total assets in foreign securities.


FIRST EAGLE U.S. VALUE FUND seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its assets in domestic equity and debt securities (at least 65% in equity securities).


FIRST EAGLE GOLD FUND seeks to provide investors the opportunity to participate in the investment characteristics of gold (and to a limited extent other precious metals) for a portion of their overall investment portfolio. Under normal circumstances, the Gold Fund invests at least 80% of its total assets in gold and/or securities directly related to gold or of issuers principally engaged in the gold industry.


FIRST EAGLE FUND OF AMERICA seeks capital appreciation by investing primarily in domestic stocks and to a lesser extent in debt and foreign equity securities. Normally, at least 80% of the Fund's assets will be invested in domestic equity and debt securities and at least 65% will be invested in domestic equity securities.

Table of Contents


                                                   PAGE
The Funds....................................        2
        Investment Objective and Principal
          Investment Strategies..............        2
        Defensive Investment Strategies......        6
        Principal Investment Risks...........        6
        Disclosure of Portfolio Holdings.....       10
        The Funds' Performance...............       10
        Fees and Expenses....................       19
Our Management Team..........................       25
        The Adviser..........................       25
        The Subadviser.......................       26
        Distribution and Shareholder Services
          Expenses...........................       27
About Your Investment........................       29
        How to Purchase Shares...............       30
        Anti-Money Laundering Compliance.....       31
        How Fund Share Prices Are
          Calculated.........................       32
        Purchases Through Dealers............       33
        Public Offering Price of Class A
          Shares.............................       34
        Purchasing Level-Load Class C
          Shares.............................       40
        Bookshare Account Plan...............       41
        Where to Send Your Application.......       41
        Minimum Account Size.................       42
        Automatic Investment Program.........       42
Once You Become a Shareholder................       43
        Exchanging Your Shares...............       43
        Redemption of Shares.................       45
        Retirement Plans.....................       50
Information on Dividends, Distributions and
  Taxes......................................       50
Privacy Notice for Individual Shareholders...       52
How to Reach First Eagle Funds...............       54
Financial Highlights.........................       54
Useful Shareholder Information...............  (Back Cover)

                                   THE FUNDS

                            INVESTMENT OBJECTIVE AND
                        PRINCIPAL INVESTMENT STRATEGIES

First Eagle Global Fund

The investment objective of the Global Fund is long-term growth of capital through investments in a range of asset classes from markets in the United States and around the world. To achieve its objective, the Global Fund will normally invest its assets primarily in common stocks (and securities convertible into common stocks) of U.S. and foreign companies. To a lesser extent, the Global Fund reserves the right to invest a portion of its assets in fixed-income securities (including lower-rated securities) of domestic or foreign issuers which, in addition to the income they may provide, appear to offer potential for long-term growth of capital. When deemed appropriate by the Adviser for short-term investment purposes, the Global Fund may hold a portion of its assets in short-term debt instruments including commercial paper and certificates of deposit.

First Eagle Overseas Fund (closed to new accounts)

The investment objective of the Overseas Fund is long-term growth of capital through investments primarily in equities issued by non-U.S. corporations. To achieve its objective, the Overseas Fund invests primarily in companies traded in mature markets (for example, Japan, Germany and France) and may invest in emerging markets (for example, Brazil and Thailand). The Overseas Fund particularly seeks companies that have financial strength and stability, strong management and fundamental value. However, the Overseas Fund may invest in companies that do not have all of these characteristics.

The equity securities in which the Fund may invest include common and preferred stocks, warrants or other similar rights, and convertible securities. The Overseas Fund may also invest up to 20% of its total assets in debt securities, and there are no restrictions as to the rating of these securities. Under normal market conditions, the Overseas Fund invests at least 80% of its total assets, taken at market value, in foreign securities. The Overseas Fund may invest in 'structured securities' in which the value is linked to the price of an underlying instrument, such as a currency, commodity or index, and may also invest in precious metals (such as gold bullion) or, subject to certain regulatory limitations, purchase or sell contracts for their future delivery ('futures contracts').

First Eagle U.S. Value Fund

The investment objective of the U.S. Value Fund is long-term growth of capital through investment, under normal market conditions, of at least 80% of its assets in domestic equity and debt securities (at least 65% in equity securities). The U.S. Value Fund particularly seeks companies that have financial strength and stability, strong management and fundamental value. However, the U.S. Value Fund may invest in companies that do not have all of these characteristics.

The equity securities in which the U.S. Value Fund may invest include common and preferred stocks, warrants or other similar rights, and convertible securities. The U.S. Value Fund may also invest up to 35% of its total assets in debt securities and may invest to a limited extent in securities of non-U.S. issuers. There are no restrictions as to the rating of debt securities that the Fund may acquire.

Investment Philosophy of Global Fund, Overseas Fund and U.S. Value Fund. The investment philosophy and strategy of the Global Fund, Overseas Fund and U.S. Value Fund can be broadly characterized as a 'value' approach, in that each of the Funds loosely follows the teachings of Mr. Benjamin Graham, who is known as the founder of the 'value' school of investing. In particular, attention is paid to the ideas of 'intrinsic value,' which the Adviser defines as what a rational investor would pay in cash for 100% of the company, and of 'margin of safety.' A stock is deemed attractive if there is a perceived positive difference between its 'intrinsic value' and the price of the stock in the market since such difference provides the 'margin of safety.' Stocks deemed attractive under this analysis will typically be identified for acquisition or retention by the Funds, while stocks deemed unattractive under this analysis will typically be disposed of by the Funds.

First Eagle Gold Fund


The investment objective of the Gold Fund is to provide investors the opportunity to participate in the investment characteristics of gold (and to a limited extent other precious metals) for a portion of their overall investment portfolio.


An investment in the Gold Fund is not intended to be a complete investment program. However, many investors believe that, historically, a limited exposure to investments in gold or gold-related instruments may provide some offset against the market impact of political and economic disruptions, as well as relieve inflationary or deflationary pressures.

Under normal circumstances, at least 80% of the value of the Gold Fund's total assets will be invested in gold and/or securities (which may include both equity and, to a limited extent, debt securities) directly related to gold or of issuers principally engaged in the gold industry, including securities of gold mining finance companies as well as operating companies with long-, medium- or short-life mines. (The Adviser considers a company as being 'principally engaged' in the gold industry if, in the opinion of the Adviser, the company's assets or revenues are significantly related to or derived from activities or investments in that industry.) Because of the Gold Fund's policy of investing primarily in gold, securities directly related to gold and/or of companies engaged in gold mining, processing, dealing in or holding gold, a substantial part of the Gold Fund's assets will generally be invested in securities of companies domiciled or operating in one or more foreign countries, including emerging markets. Up to 20% of the Gold Fund's assets may be invested in equity and, to a limited extent, debt securities unrelated to gold or the gold industry where the Adviser believes such securities are consistent with the Gold Fund's investment objective.

The Gold Fund may invest up to 20% of its total assets in debt securities, and there are no restrictions as to the rating of these securities. The Gold Fund may invest in 'structured securities' in which the value is linked to the price of an underlying instrument, such as a currency, commodity or index. The Gold Fund may also invest directly in precious metals (such as gold bullion) or, subject to certain regulatory limitations, purchase or sell contracts for their future delivery ('futures contracts').

First Eagle Fund of America

The investment objective of the First Eagle Fund of America is capital appreciation. To achieve its objective, the Fund seeks capital appreciation by investing primarily in domestic stocks and to a lesser extent in debt and foreign equity securities. Normally, at least 80% of the Fund's assets will be invested in domestic equity and debt securities and at least 65% will be invested in domestic equity securities. Equity securities include common stocks, preferred stocks, convertible securities and warrants.

Investment Philosophy of First Eagle Fund of America. Investing in stocks is actually owning part of a business. The Adviser uses this principle of ownership to guide the selection of stocks for the Fund.

The Adviser uses a bottom-up, event-driven approach to choose stocks that it believes are undervalued and should perform well. The approach looks at companies from the perspective of total enterprise value, as if buying the whole company. In a bottom-up approach, companies and securities are researched and chosen individually. In an event-driven approach, the Adviser looks for companies that appear to be undervalued in relation to their potential value in light of positive corporate changes. Signals of corporate change can be management changes, large share repurchases, potential acquisitions or mergers. If changes are successful, these companies should realize a rise in the stock price.

The Adviser invests in the securities of companies that it believes are undervalued relative to their overall financial and managerial strength. The Adviser makes investment decisions for the Fund without regard to the capitalization (size) of the companies in which it invests and, although the Fund invests primarily in large and medium-size companies, may invest in companies of any size, including smaller companies. By careful selection, the Adviser believes that the Fund may have less exposure to loss.

Changes in Investment Objective. Although no change is anticipated, the investment objective of each Fund (other than the Global Fund) can be changed without shareholder approval. Shareholders will be notified a minimum of 60 days in advance of any change in investment objective. The investment objective of the Global Fund may not be changed without shareholder approval.

                        DEFENSIVE INVESTMENT STRATEGIES


The Funds may engage in currency exchange transactions to, among other reasons, hedge against losses in the U.S. dollar value of their portfolio securities resulting from possible variations in exchange rates. A currency exchange may be conducted on a spot (i.e., cash) basis or through a forward currency exchange contract or other cash management position. Although such hedged positions may be used to protect the Funds from adverse currency movements, the use of hedges may reduce or eliminate potential profits from currency fluctuations that are otherwise in the Funds' favor.


The Funds have the flexibility to respond promptly to changes in market and economic conditions. Pursuant to a defensive strategy, the Funds may temporarily hold cash and/or invest up to 100% of their assets in high quality debt securities or money market instruments of U.S. or foreign issuers (U.S. issuers only in the case of the U.S. Value Fund). In such a case, the Funds may not be able to pursue, and may not achieve, their investment objectives. It is impossible to predict whether, when or for how long the Funds will employ defensive strategies.

                           PRINCIPAL INVESTMENT RISKS

Market Risk

In general, the share price of each of the Funds fluctuates in reaction to stock market movements. This means that the shares of each of the Funds can fall in value.

Small and Medium-Size Companies Risks


Each Fund may invest in smaller and medium size companies, which historically have been more volatile in price than larger company securities, especially over the short-term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. The Trust considers small companies to be companies with market capitalizations of less than $1 billion and medium-size companies to have market capitalizations of less than $10 billion.


Foreign Investments Risks -- Global Fund, Overseas Fund and Gold Fund


Each of the Global Fund, Overseas Fund and Gold Fund invests significantly in foreign securities. Foreign securities involve certain inherent risks that are different from those of domestic securities, including political or economic instability of the issuer or the country of issue, changes in foreign currency and exchange rates, and the possibility of adverse changes in investment or exchange control regulations. Currency fluctuations will also affect the net asset value of a Fund irrespective of the performance of the underlying investments in foreign issuers. Typically, there is less publicly available information about a foreign company, and foreign companies may be subject to less stringent reserve, accounting and reporting requirements. Many foreign stock markets are not as large or as liquid as in the United States; fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges; and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States. Foreign governments can also levy confiscatory taxes, expropriate assets and limit repatriations of assets. As a result of these and other factors, foreign securities may be subject to greater price fluctuation than securities of U.S. companies.

These risks may be more pronounced with respect to investments in emerging markets.


Debt Securities Risks -- Global Fund, Overseas Fund, U.S. Value Fund and Gold
Fund

Securities with the lowest investment grade ratings are considered to have speculative characteristics. Debt securities that are unrated are considered by the Adviser to be equivalent to below investment grade (often referred to as 'junk bonds'). On balance, debt securities that are below investment grade are considered predominately speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of default and bankruptcy. They are likely to be less marketable and more adversely affected by economic downturns than higher-quality debt securities. The price of an investment in debt securities generally falls in value when interest rates rise.


Gold Risks -- Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund



The Gold Fund maintains a policy of concentrating its investments in gold and gold-related issues. The Global Fund, Overseas Fund and U.S. Value Fund may also invest in assets of this nature. Each is therefore susceptible to specific political and economic risks affecting the price of gold and other precious metals including changes in U.S. or foreign tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of a Fund's investments in such securities may also be affected. Gold-related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold-related investments have traditionally been more volatile than investments in broader equity or debt markets.

Although the risks related to investing in gold and other precious metals directly (as each of the Funds other than First Eagle Fund of America are authorized to do) are similar to those of investing in precious metal finance and operating companies, as just described, there are additional considerations, including custody and transaction costs that may be higher than those involving securities. Moreover, holding gold results in no income being derived from such holding, unlike securities which may pay dividends or make other current payments. Investing in futures contracts and similar 'derivative' instruments related to precious metals also carries additional risks, in that these types of instruments (i) are often more volatile than direct investments in the commodity underlying them, because they commonly involve significant 'built in' leverage, and (ii) are subject to the risk of default by the counterparty to the contract. Although the Funds have contractual protections with respect to the credit risk of their custodian, gold held in physical form (even in a segregated account) involves the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian. This could impair disposition of the assets under those circumstances. Finally, although not currently anticipated, if gold in the future were held in book account, it would involve risks of the credit of the party holding the gold.



Non-Diversification Risk -- Gold Fund and First Eagle Fund of America



The Gold Fund and First Eagle Fund of America are non-diversified mutual funds. As such, an investment in the Gold Fund or First Eagle Fund of America may expose your money to greater risks than if you invest in a diversified fund. Because these Funds may invest in a limited number of companies and industries, gains or losses in a particular security may have a greater impact on their share price.


Event-Driven Style Risk -- First Eagle Fund of America

The event-driven investment style used by the First Eagle Fund of America carries the additional risk that the event anticipated occurs later than expected, does not occur at all, or does not have the desired effect on the market price of the securities.

                        DISCLOSURE OF PORTFOLIO HOLDINGS



A description of the Funds' policies and procedures with respect to disclosure of their portfolio securities is available in the Funds' Statement of Additional Information (which is available upon request as described on the back cover of this Prospectus) and on the Funds' website at www.firsteaglefunds.com. Top-ten position holdings for each Fund are posted to the website on a monthly basis within 15 days after the end of each month. (These postings can be located behind the 'Download Portfolio Composition' icon on each Fund's page of the website and generally are available for at least six months from their date of posting.)


                             THE FUNDS' PERFORMANCE

Many factors affect an investment fund's performance. The following information provides some indication of the risks of investing in the Funds by showing changes in each Fund's performance from year to year and by showing how each Fund's average annual returns over the periods indicated compare to those of a broad measure of market performance. As with all mutual funds, past performance (before and after tax) is not an indication of future performance.

First Eagle Global Fund

The following bar chart assumes reinvestment of dividends and distributions and does not reflect any sales charges. If sales charges were included, the returns would be less.

                        Calendar Year Total Return Chart

                       First Eagle Global Fund -- Class A

                             [PERFORMANCE GRAPHIC]

           NUMBERS
           ARE IN
         PERCENTAGES

'95        15.24
'96        13.64
'97         8.54
'98        (0.26)
'99        19.56
'00         9.72
'01        10.21
'02        10.23
'03        37.64
'04

For the periods presented in the bar chart above, here is some additional return information for Class A shares of the Global Fund.

------------------------------------------
Best Quarter       -- %  -- Quarter  --
Worst Quarter      -- %  -- Quarter  --
------------------------------------------



Investment performance for the last quarter of 2004 was  -- %.


The following table illustrates how the Global Fund's average annual return for different calendar periods compares to the return of the Morgan Stanley Capital International (MSCI) World Index. The MSCI World Index is a widely followed unmanaged group of stocks from 23 international markets. The before-tax figures in the table assume that you sold your shares at the end of each period, and all figures reflect the effect of the maximum applicable sales charge.


                     Average Annual Total Return Comparison
                           as of December 31, 2004(1)

--------------------------------------------------------------------------------
                                                 10      Life of      Life of
                            1 Year   5 Years   Years    Class C(3)    Class I(3)
--------------------------------------------------------------------------------
First Eagle Global Fund
   Class A Shares(2)
      Return Before
        Taxes.............    -- %      -- %     -- %
      Return After Taxes
        on
        Distributions.....    -- %      -- %     -- %
      Return After Taxes
        on Distributions
        and Sale of Fund
        Shares............    -- %      -- %     -- %
   Class C Shares
      Return Before
        Taxes.............    -- %     N/A      N/A          -- %
   Class I Shares
      Return Before
        Taxes.............    -- %      -- %    N/A                       -- %
   MSCI World Index
    (reflects no deduction
    for fees, expenses or
    taxes)................    -- %      -- %     -- %        -- %         -- %

--------------------------------------------------------------------------------

(1) This table discloses after-tax returns only for Class A shares of this Fund. After-tax returns for Class C and Class I shares will vary.
(2) After-tax returns are calculated using the highest individual federal income tax rate for each year included in the presentation, which is currently 35% for ordinary income and short-term capital gains and 15% for long-term capital gains. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Such returns do not reflect the effect of state and local taxes, nor do they reflect the phase-outs of certain federal exemptions, deductions, and credits at various income levels, or the impact of the federal alternative minimum tax. Please note that actual after-tax returns depend on your individual tax situation, which may differ from the returns presented. For instance, after-tax returns are not relevant to investors who hold their funds in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3) Inception of Class C shares on June 5, 2000. Inception of Class I shares on July 31, 1998.

First Eagle Overseas Fund (closed to new accounts)

The following bar chart assumes reinvestment of dividends and distributions and does not reflect any sales charges. If sales charges were included, the returns would be less.

                        Calendar Year Total Return Chart

                      First Eagle Overseas Fund -- Class A

                            [PERFORMANCE GRAPHIC]

           NUMBERS
           ARE IN
         PERCENTAGES
'95         11.79
'96         14.53
'97          3.02
'98          2.53
'99         33.19
'00          5.68
'01          5.35
'02         12.53
'03         41.41
'04



For the periods presented in the bar chart above, here is some additional return information for Class A shares of the Overseas Fund.

------------------------------------------------------------------
Best Quarter       -- %  -- Quarter  --

Worst Quarter      -- %  -- Quarter  --
------------------------------------------------------------------




Investment performance for the last quarter of 2004 was  -- %.



The following table illustrates how the Overseas Fund's average annual return for different calendar periods compares to the return of the Morgan Stanley Capital International (MSCI) EAFE Index. The MSCI EAFE Equity Index is a total return index, reported in U.S. dollars, based on share prices and reinvested gross dividends of approximately 1,100 companies from 21 countries. The before-tax figures in the table assume that you sold your shares at the end of each period, and all figures reflect the effect of the maximum applicable sales charge.

                     Average Annual Total Return Comparison
                           as of December 31, 2004(1)

----------------------------------------------------------------------------------
                                                             Life of     Life of
                           1 Year    5 Years   10 Years     Class C(3)  Class I(3)
----------------------------------------------------------------------------------
First Eagle Overseas Fund
   Class A Shares(2)
      Return Before
        Taxes...........      -- %       -- %      -- %
      Return After Taxes
        on Distributions      -- %       -- %      -- %
      Return After Taxes
        on Distributions
        and Sale of Fund
        Shares..........      -- %       -- %      -- %
   Class C Shares
      Return Before
        Taxes...........      -- %     N/A       N/A              -- %
   Class I Shares
      Return Before
        Taxes...........      -- %       -- %    N/A                          -- %
   MSCI EAFE Index
    (reflects no
    deduction for fees,
    expenses or taxes)..      -- %       -- %      -- %           -- %        -- %

--------------------------------------------------------------------------------

(1) This table discloses after-tax returns only for Class A shares of this Fund. After-tax returns for Class C and Class I shares will vary.

(2) After-tax returns are calculated using the highest individual federal income tax rate for each year included in the presentation, which is currently 35% for ordinary income and short-term capital gains and 15% for long-term capital gains. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Such returns do not reflect the effect of state and local taxes, nor do they reflect the phase-outs of certain federal exemptions, deductions, and credits at various income levels, or the impact of the federal alternative minimum tax. Please note that actual after-tax returns depend on your individual tax situation, which may differ from the returns presented. For instance, after-tax returns are not relevant to investors who hold their funds in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) Inception of Class C shares on June 5, 2000. Inception of Class I shares on July 31, 1998.

First Eagle U.S. Value Fund

The following bar chart assumes reinvestment of dividends and distributions and does not reflect any sales charges. If sales charges were included, the returns would be less.

                        Calendar Year Total Return Chart

                     First Eagle U.S. Value Fund -- Class A

                            [PERFORMANCE GRAPHIC]


           NUMBERS
           ARE IN
         PERCENTAGES
'02         (2.58)
'03         29.92
'04



For the periods presented in the bar chart above, here is some additional return information for Class A shares of the U.S. Value Fund.

------------------------------------------------------
Best Quarter       -- %  -- Quarter  --

Worst Quarter      -- %  -- Quarter  --
------------------------------------------------------



Investment performance for the last quarter of 2004 was      -- %.



The following table illustrates how the U.S. Value Fund's average annual return for different calendar periods compares to the return of the Standard & Poor's 500 Stock Index and the Russell 2000 Index. The Standard & Poor's 500 Stock Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy. Although this index focuses on larger companies, it is also considered a proxy for the total market. The Russell 2000 Index is a widely followed unmanaged index that measures the performance of the 2000 smallest companies in the Russell 3000 Index. The before-tax figures in the table assume that you sold your shares at the end of each period, and all figures reflect the effect of the maximum applicable sales charge.

                     Average Annual Total Return Comparison
                           as of December 31, 2004(1)

--------------------------------------------------------------------------------
                                                                 Life of
                                                      1 Year     Fund(3)
--------------------------------------------------------------------------------
First Eagle U.S. Value Fund
   Class A Shares(2)
      Return Before Taxes..........................      -- %         -- %
      Return After Taxes on Distributions..........      -- %         -- %
      Return After Taxes on Distributions and Sale
        of Fund Shares.............................      -- %         -- %
   Class C Shares
      Return Before Taxes..........................      -- %         -- %
   Class I Shares
      Return Before Taxes..........................      -- %         -- %
   Russell 2000 Index (reflects no deduction for
    fees, expenses or taxes).......................      -- %         -- %
   S&P 500 Index (reflects no deduction for fees,
    expenses or taxes).............................      -- %         -- %

--------------------------------------------------------------------------------

(1) This table discloses after-tax returns only for Class A shares of this Fund. After-tax returns for Class C and Class I shares will vary.

(2) After-tax returns are calculated using the highest individual federal income tax rate for each year included in the presentation, which is currently 35% for ordinary income and short-term capital gains and 15% for long-term capital gains. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Such returns do not reflect the effect of state and local taxes, nor do they reflect the phase-outs of certain federal exemptions, deductions, and credits at various income levels, or the impact of the federal alternative minimum tax. Please note that actual after-tax returns depend on your individual tax situation, which may differ from the returns presented. For instance, after-tax returns are not relevant to investors who hold their funds in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) Inception on September 4, 2001.

First Eagle Gold Fund

The following bar chart assumes reinvestment of dividends and distributions and does not reflect any sales charges. If sales charges were included, the returns would be less.

                        Calendar Year Total Return Chart

                        First Eagle Gold Fund -- Class A

                             [PERFORMANCE GRAPHIC]

           NUMBERS
           ARE IN
         PERCENTAGES

'95          1.28
'96          0.89
'97        (29.79)
'98        (18.44)
'99          8.09
'00        (17.91)
'01         37.31
'02        106.97
'03         39.43
'04



For the periods presented in the bar chart above, here is some additional return information for Class A shares of the Gold Fund.

------------------------------------------------
Best Quarter       -- %  -- Quarter  --

Worst Quarter      -- %  -- Quarter  --
------------------------------------------------



Investment performance for the last quarter of 2004 was  -- %.


The following illustrates how the Gold Fund's average annual return for different calendar periods compares to the return of the Morgan Stanley Capital International (MSCI) World Index and the Financial Times Gold Mines Index. The MSCI World Index is a widely followed group of unmanaged stocks from 23 international markets. The Financial Times Gold Mines Index is an unmanaged index comprised of 32 gold mining companies. The before-tax figures in the table assume that you sold your shares at the end of each period, and all figures reflect the effect of the maximum applicable sales charge.

                     Average Annual Total Return Comparison
                            as of December 31, 2004



---------------------------------------------------------------------------
                                              1 Year   5 Years   10 Years
---------------------------------------------------------------------------
First Eagle Gold Fund
   Class A Shares(1)
    Return Before Taxes.....................     --%       --%        --%
    Return After Taxes on Distributions.....     --%       --%        --%
    Return After Taxes on Distributions and
      Sale of Fund Shares...................     --%       --%        --%
   Class C Shares
    Return Before Taxes(2)..................   N/A      N/A          N/A
   Class I Shares
    Return Before Taxes(2)..................   N/A      N/A          N/A
   MSCI World Index (reflects no deduction
    for fees, expenses or taxes)............     --%       --%        --%
   FT Gold Mines Index (reflects no
    deduction for fees, expenses or
    taxes)..................................     --%       --%        --%

---------------------------------------------------------------------------

(1) After-tax returns are shown for Class A shares only and will vary for Class C and Class I shares. After-tax returns are calculated using the highest individual federal income tax rate for each year included in the presentation, which is currently 35% for ordinary income and short-term capital gains and 15% for long-term capital gains. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Such returns do not reflect the effect of state and local taxes, nor do they reflect the phase-outs of certain federal exemptions, deductions, and credits at various income levels, or the impact of the federal alternative minimum tax. Please note that actual after-tax returns depend on your individual tax situation, which may differ from the returns presented. For instance, after-tax returns are not relevant to investors who hold their funds in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) Class C and Class I inception on May 15, 2003. Class C and Class I are newly formed classes of shares; therefore, as of the date hereof, no data relating to annual returns exist with respect to these shares.

First Eagle Fund of America


The performance information depicted below for periods prior to December 31, 2002 was attained by the Fund in its prior format as a series of the prior First Eagle Funds trust. The Fund is managed in the same manner, by the same investment personnel and subject to the same investment policies as when it was a series of that trust.


The following bar chart assumes reinvestment of dividends and distributions.

                       Calendar Year Total Returns Chart

                     First Eagle Fund of America -- Class Y

                            [PERFORMANCE GRAPHIC]


           NUMBERS
           ARE IN
         PERCENTAGES

'95         36.40
'96         29.34
'97         29.46
'98         20.99
'99         12.09
'00          0.34
'01          8.25
'02         (7.23)
'03         22.21
'04



For the periods presented in the bar chart above, here is some additional return information.

-----------------------------------------------------------
 -- Quarter        -- %  -- Quarter  --

 -- Quarter        -- %  -- Quarter  --
-----------------------------------------------------------



Investment performance for the last quarter of 2004 was  -- %.


The following table illustrates how the Fund's average annual returns for different calendar periods compare to the return of the Standard & Poor's 500 Stock Index. The Standard & Poor's 500 Stock Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy. Although the index focuses on larger companies, it is also considered a proxy for the total market. The before-tax figures in the table assume that you sold your shares at the end of each period, and all figures reflect the effect of the maximum applicable sales charge.

                     Average Annual Total Return Comparison
                           as of December 31, 2004(1)

----------------------------------------------------------------------------------
                                                   10      Life of      Life of
                              1 Year   5 Years   Years     Class C(3)   Class A(3)
----------------------------------------------------------------------------------
First Eagle Fund of America
   Class Y Shares(2)
      Return Before Taxes...      --%       --%      --%
      Return After Taxes on
        Distributions.......      --%       --%      --%
      Return After Taxes on
        Distributions and
        Sale of Fund
        Shares..............      --%       --%      --%
   Class C Shares
      Return Before Taxes...      --%       --%   N/A         -- %
   Class A Shares
      Return Before Taxes...      --%       --%   N/A                      -- %
   Standard & Poor's 500
    Stock Index (reflects no
    deduction for fees,
    expenses or taxes)......      --%       --%      --%        --%          --%

--------------------------------------------------------------------------------

(1) After-tax returns presented only for no-load Class Y shares. After-tax returns for Class C shares and Class A shares will vary.

(2) After-tax returns are calculated using the highest individual federal income tax rate for each year in the presentation (currently 35% for ordinary income and short-term capital gains and 15% for long-term capital gains). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Such returns do not reflect the effect of state and local taxes, nor do they reflect the phase-outs of certain federal exemptions, deductions, and credits at various income levels, or the impact of the federal alternative minimum tax. Your actual after-tax returns will depend on your individual tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their funds in tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) Inception of Class C shares on March 2, 1998. Inception of Class A shares on November 20, 1998.

                               FEES AND EXPENSES

The following information describes the fees and expenses you may pay if you buy and hold shares of each Fund. Shareholder fees are paid directly from your investment. Operating expenses are paid from the Fund's assets and are therefore incurred by shareholders indirectly.

First Eagle Global Fund's Fees and Expenses

------------------------------------------------------------------------------
                                                 Class A   Class C   Class I
------------------------------------------------------------------------------
   Shareholder Fees
   Maximum Sales Charge (Load) on Purchases (as
    a percentage of public offering price).....   5.00%      None      None
   Maximum Deferred Sales Charge (Load) (as a
    percentage of the lesser of your purchase
    or redemption price).......................    None     1.00%      None
   Redemption Fee* (as a percentage of the
    lesser of your purchase price or the amount
    redeemed within 90 days of purchase).......   2.00%     2.00%     2.00%

   Annual Operating Expenses
   Management Fees.............................   0.75%     0.75%     0.75%
   Distribution (12b-1)/Service Fees...........   0.25%     1.00%      None
   Other Expenses**............................    -- %      -- %      -- %
------------------------------------------------------------------------------
   Total Annual Operating Expenses.............    -- %      -- %      -- %
------------------------------------------------------------------------------


 * Redemption proceeds sent by bank wire are subject to a $7.50 fee.


** Other expenses are allocated on a pro rata basis in relationship to the relative net assets of each share class of the Fund. Other expenses reflect the actual expenses experienced during the fiscal year ended October 31, 2004. The largest of these expenses were fees paid and costs reimbursed to parties providing transfer agency services to the Fund, including brokers and other persons providing such services as sub-transfer agents in connection with maintaining omnibus and other 'street name' shareholder accounts with the Fund.


Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This hypothetical example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that the average annual return is 5% and that operating expenses remain the same. The example does not represent the Fund's actual past or future expenses and returns.


Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------

                                         1 Year   3 Years   5 Years   10 Years
------------------------------------------------------------------------------
   Class A shares......................   $ --     $ --     $   --     $   --
   Class C shares......................   $ --     $ --     $   --     $   --
   Class I shares......................   $ --     $ --     $   --     $   --
------------------------------------------------------------------------------



Since only Class C shares of the Global Fund have a one year contingent deferred sales charge, you would pay the following expenses if you did not sell your Class C shares of the Fund at the end of the following periods:

------------------------------------------------------------------------------
                                         1 Year   3 Years   5 Years   10 Years
------------------------------------------------------------------------------
   Class C shares......................   $ --     $ --     $   --     $   --
------------------------------------------------------------------------------

First Eagle Overseas Fund's Fees and Expenses
(closed to new accounts)

------------------------------------------------------------------------------
                                             Class A      Class C   Class I
------------------------------------------------------------------------------
   Shareholder Fees
   Maximum Sales Charge (Load) on Purchases
    (as a percentage of public offering
    price).................................   5.00%         None      None
   Maximum Deferred Sales Charge (Load) (as
    a percentage of the lesser of your
    purchase or redemption price)..........    None        1.00%      None
   Redemption Fee* (as a percentage of the
    lesser of your purchase price or the
    amount redeemed within 90 days of
    purchase)..............................   2.00%        2.00%     2.00%
   Annual Operating Expenses
   Management Fees.........................   0.75%        0.75%     0.75%
   Distribution (12b-1)/Service Fees.......   0.25%        1.00%      None
   Other Expenses**........................    -- %         -- %      -- %
------------------------------------------------------------------------------
   Total Annual Operating Expenses.........    -- %         -- %      -- %
------------------------------------------------------------------------------


 * Redemption proceeds sent by bank wire are subject to a $7.50 fee.


** Other expenses are allocated on a pro rata basis in relationship to the relative net assets of each share class of the Fund. Other expenses reflect the actual expenses experienced during the fiscal year ended October 31, 2004. The largest of these expenses were fees paid and costs reimbursed to parties providing transfer agency services to the Fund, including brokers and other persons providing such services as sub-transfer agents in connection with maintaining omnibus and other 'street name' shareholder accounts with the Fund.


Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This hypothetical example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that the average annual return is 5% and that operating expenses remain the same. The example does not represent the Fund's actual past or future expenses and returns.


Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------
                                     1 Year   3 Years   5 Years   10 Years
------------------------------------------------------------------------------
   Class A shares..................   $ --     $ --     $   --     $   --
   Class C shares..................   $ --     $ --     $   --     $   --
   Class I shares..................   $ --     $ --     $   --     $   --
------------------------------------------------------------------------------



Since only Class C shares of the Overseas Fund have a one year contingent deferred sales charge, you would pay the following expenses if you did not sell your Class C shares of the Fund at the end of the following periods:

------------------------------------------------------------------------------
                                     1 Year   3 Years   5 Years   10 Years
------------------------------------------------------------------------------
   Class C shares..................   $ --     $ --     $   --     $   --
------------------------------------------------------------------------------

First Eagle U.S. Value Fund's Fees and Expenses

----------------------------------------------------------------------------
                                              Class A   Class C   Class I
----------------------------------------------------------------------------
   Shareholder Fees
   Maximum Sales Charge (Load) on Purchases
    (as a percentage of public offering
    price)..................................   5.00%      None      None
   Maximum Deferred Sales Charge (Load) (as
    a percentage of the lesser of your
    purchase or redemption price)...........    None     1.00%      None
   Redemption Fee* (as a percentage of the
    lesser of your purchase price or the
    amount redeemed within 90 days of
    purchase)...............................   2.00%     2.00%     2.00%
   Annual Operating Expenses
   Management Fees..........................   0.75%     0.75%     0.75%
   Distribution (12b-1)/Service Fees........   0.25%     1.00%      None
   Other Expenses**.........................    -- %      -- %      -- %
----------------------------------------------------------------------------
   Total Annual Operating Expenses..........    -- %      -- %      -- %
----------------------------------------------------------------------------


 * Redemption proceeds sent by wire are subject to a $7.50 fee.


 ** Other expenses are allocated on a pro rata basis in relationship to the relative net assets of each share class of the Fund. Other expenses reflect the actual expenses experienced during the fiscal year ended October 31, 2004. The largest of these expenses were fees paid and costs reimbursed to parties providing transfer agency services to the Fund, including brokers and other persons providing such services as sub-transfer agents in connection with maintaining omnibus and other 'street name' shareholder accounts with the Fund.


Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This hypothetical example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that the average annual return is 5% and that operating expenses remain the same. The example does not represent the Fund's actual past or future expenses and returns.


Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------
                                                              5        10
                                         1 Year   3 Years   Years    Years
----------------------------------------------------------------------------
   Class A shares......................   $ --     $ --     $   --   $   --
   Class C shares......................   $ --     $ --     $   --   $   --
   Class I shares......................   $ --     $ --     $   --   $   --
----------------------------------------------------------------------------



Since only Class C shares of the U.S. Value Fund have a one year contingent deferred sales charge, you would pay the following expenses if you did not sell your Class C shares of the U.S. Value Fund at the end of the following periods:

----------------------------------------------------------------------------
                                                              5        10
                                         1 Year   3 Years   Years    Years
----------------------------------------------------------------------------
   Class C shares......................   $ --     $ --     $   --   $   --

----------------------------------------------------------------------------

First Eagle Gold Fund's Fees and Expenses

-----------------------------------------------------------------------------
                                                 Class A   Class C   Class I
-----------------------------------------------------------------------------
   Shareholder Fees
   Maximum Sales Charge (Load) on Purchases (as
    a percentage of public offering price).....   5.00%     None      None
   Maximum Deferred Sales Charge (Load) (as a
    percentage of the lesser of your purchase
    or redemption price).......................   None      1.00%     None
   Redemption Fee* (as a percentage of the
    lesser of your purchase price or the amount
    redeemed within 90 days of purchase).......   2.00%     2.00%     2.00%
   Annual Operating Expenses
   Management Fees.............................   0.75%     0.75%     0.75%
   Distribution (12b-1)/Service Fees...........   0.25%     1.00%     None
   Other Expenses**............................    -- %      -- %      -- %
-----------------------------------------------------------------------------
   Total Annual Operating Expenses.............    -- %      -- %      -- %
-----------------------------------------------------------------------------


  * Redemption proceeds sent by wire are subject to a $7.50 fee.


 ** Other expenses are allocated on a pro rata basis in relationship to the relative net assets of each share class of the Fund. Other expenses reflect the actual expenses experienced during the fiscal year ended October 31, 2004. The largest of these expenses were fees paid and costs reimbursed to parties providing transfer agency services to the Fund, including brokers and other persons providing such services as sub-transfer agents in connection with maintaining omnibus and other 'street name' shareholder accounts with the Fund.


Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This hypothetical example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that the average annual return is 5% and that operating expenses remain the same. The example does not represent the Fund's actual past or future expenses and returns.


Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------
                                         1 Year   3 Years   5 Years   10 Years
------------------------------------------------------------------------------
   Class A shares......................   $ --     $ --     $   --     $   --
   Class C shares......................   $ --     $ --     $   --     $   --
   Class I shares......................   $ --     $ --     $   --     $   --
------------------------------------------------------------------------------



Since only Class C shares of the Fund have a one year contingent deferred sales charge, you would pay the following expenses if you did not sell your Class C shares of the Fund at the end of the following periods:

------------------------------------------------------------------------------
                                         1 Year   3 Years   5 Years   10 Years
------------------------------------------------------------------------------
   Class C shares......................   $ --     $ --     $   --     $   --

------------------------------------------------------------------------------

First Eagle Fund of America's Fees and Expenses

------------------------------------------------------------------------------
                                                 Class A   Class C   Class Y
------------------------------------------------------------------------------
   Shareholder Fees
   Maximum Sales Charge (load) on purchases (as
    a percentage of offering price)............   5.00%      None      None
   Maximum Deferred Sales Charge (load) on
    purchases (as a percentage of the lesser of
    your purchase or redemption price).........    None     1.00%      None
   Redemption Fee* (as a percentage of the
    lesser of your purchase price or the amount
    redeemed within 90 days of purchase).......   2.00%     2.00%     2.00%
   Annual Operating Expenses
   Management Fees.............................   1.00%     1.00%     1.00%
   Distribution (12b-1)/Service Fees...........   0.25%     1.00%     0.25%
   Other Expenses**............................    -- %      -- %      -- %
------------------------------------------------------------------------------
   Total Annual Operating Expenses.............    -- %      -- %      -- %
------------------------------------------------------------------------------


 * Redemption proceeds sent by bank wire are subject to a $7.50 fee.


** Other expenses are allocated on a pro rata basis in relationship to the relative net assets of each share class of the Fund. Other expenses reflect the actual expenses experienced during the fiscal year ended October 31, 2004. The largest of these expenses were fees paid and costs reimbursed to parties providing transfer agency services to the Fund, including brokers and other persons providing such services as sub-transfer agents in connection with maintaining omnibus and other 'street name' shareholder accounts with the Fund.


Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This hypothetical example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that the average annual return is 5% and that operating expenses remain the same. The example does not represent the Fund's actual past or future expenses and returns.


Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------
                                        1 Year   3 Years   5 Years   10 Years
------------------------------------------------------------------------------
   Class A shares.....................   $ --    $   --    $   --     $   --
   Class C shares.....................   $ --    $   --    $   --     $   --
   Class Y shares.....................   $ --    $   --    $   --     $   --
------------------------------------------------------------------------------



Since only Class C shares have a one year contingent deferred sales charge, you would pay the following expenses if you did not sell your Class C shares at the end of the following periods:

------------------------------------------------------------------------------
                                         1 Year   3 Years   5 Years   10 Years
------------------------------------------------------------------------------
   Class C shares......................   $ --     $ --     $   --     $   --
------------------------------------------------------------------------------

                              OUR MANAGEMENT TEAM

The Adviser


The Adviser of the Trust is Arnhold and S. Bleichroeder Advisers, LLC, a wholly owned subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. ('ASB Holdings'). Based in New York City since 1937, ASB Holdings is the successor firm to two German banking houses -- Gebr. Arnhold founded in Dresden in 1864 and
S. Bleichroeder founded in Berlin in 1803. The Adviser offers a variety of investment management services. In addition to the Funds, its clients include corporations, foundations, major retirement plans and high net worth individuals. As of January 2005, the Adviser had more than $__ billion under management.



Charles de Vaulx, Senior Vice President of the Trust, is primarily responsible for the day-to-day management of the Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund. Mr. de Vaulx is an officer of the Adviser and was formerly associated with SGAM Corp. since 1987. Mr. de Vaulx has been a Portfolio Manager of the Global Fund, the Overseas Fund and the Gold Fund since December 1999 (Associate Portfolio Manager since December 1996) and the U.S. Value Fund since its inception. Additional information regarding Mr. de Vaulx's compensation, other accounts managed by Mr. de Vaulx and his ownership of securities in the Trust is available in the Statement of Additional Information. Mr. de Vaulx is supported in his duties by a team of research analysts employed by the Adviser. Also available in the Statement of Additional Information is certain background information regarding these analysts.



The personnel responsible for the day-to-day management of the First Eagle Fund of America are described below under 'The Subadviser.'



Pursuant to an advisory agreement ('Advisory Agreement') with the Funds, the Adviser is responsible for the management of each of the Funds' portfolios and either directly reviews their holdings in the light of its own research analysis and those of other relevant sources or, in the case of the First Eagle Fund of America, oversees and supervises the investment management services provided by the Subadviser. In return for its investment management services, each

Fund pays the Adviser a fee at the annual rate of the average daily value of its net assets as follows:


Global Fund...........  0.75%
Overseas Fund.........  0.75%
U.S. Value Fund.......  0.75%
Gold Fund.............  0.75%
First Eagle Fund of
 America..............  1.00%

The Adviser also performs certain administrative and accounting services on behalf of the Funds, and, in accordance with its agreement with them, the Funds reimburse the Adviser for costs (including personnel, overhead and other costs) related to those services. These reimbursements may not exceed an annual rate of 0.05% of the value of a Fund's average daily net assets.

The Subadviser

Pursuant to a subadvisory agreement ('Subadvisory Agreement') with the Adviser, Iridian Asset Management LLC ('Iridian' or the 'Subadviser') manages the investments of the First Eagle Fund of America. Iridian, a registered investment adviser whose primary office is at 276 Post Road West, Westport, CT 06880, is a majority-owned subsidiary of BIAM (US), Inc., a wholly owned U.S. subsidiary of The Governor and Company of The Bank of Ireland. Harold J. Levy is a portfolio manager of the First Eagle Fund of America and, as an employee of ASB Advisers, was a portfolio manager of the Fund in its prior format as a series of the First Eagle Funds trust since its inception in April 1987. David L. Cohen is a portfolio manager of the Fund and, as an employee of ASB Advisers, was a portfolio manager of the Fund in its prior format as a series of the First Eagle Funds trust since 1989. Messrs. Levy and Cohen are minority owners of Iridian, which they formed in November 1995. Prior to the Subadvisory Agreement, Messrs. Levy and Cohen were also employed by ASB Advisers since 1985 and 1989, respectively.

The fees paid to Iridian by the Adviser under the Subadvisory Agreement are based on a reference amount equal to 50% of the combined (i) fees received by the Adviser for advisory services on behalf of the Fund and (ii) the fees received by the Fund's distributor for its shareholder liaison services on behalf of the Fund. These amounts are reduced by certain direct marketing costs borne by the Adviser in connection with the Fund and are further reduced by the amount paid by the Adviser for certain administrative expenses incurred in providing services to the Fund.



Additional information regarding these portfolio managers' compensation, other accounts managed by these portfolio managers and their ownership of securities in First Eagle Fund of America is available in the Statement of Additional Information.



Approval of Advisory and Subadvisory Agreements



For your reference, a discussion regarding the basis of the Board of Trustees' approval of the Advisory and Subadvisory Agreements with the Funds is available in the Statement of Additional Information and will be available in the Semi-Annual Report and Annual Report to Shareholders for financial reporting periods ending on or after April 30, 2005.


Distribution and Shareholder Services Expenses

The shares of each of the Funds are offered, in states and countries in which such offer is lawful, to investors either through selected securities dealers or directly by First Eagle Funds Distributors, a division of ASB Securities LLC ('First Eagle Distributors' or the 'Distributor'), the Funds' principal underwriter. Like ASB Advisers, ASB Securities LLC is a wholly owned subsidiary of ASB Holdings. Class A shares of each of the Funds are subject to the front-end sales charges described under 'About Your Investment -- Public Offering Price of Class A Shares.'


Each of the Funds has adopted Distribution Plans and Agreements pursuant to Rule 12b-1 (the 'Plans') under the Investment Company Act of 1940. Under the Plans, each Fund pays First Eagle Distributors distribution related fees at an annual rate of 0.25% of the average daily net asset value of the Fund attributable to its Class A shares, distribution related fees as well as service fees at a combined annual rate of 1.00% of the average daily net asset value of the Fund attributable to its Class C shares, and in the case of the First Eagle Fund of America, distribution related fees at an annual rate of 0.25% of the average daily net asset value of the Fund attributable to its Class Y shares. First Eagle Distributors has agreed, subject to its right to unilaterally require payments monthly, to accept the payments involved (whether distribution related or service fees) on a quarterly basis other than in certain exceptional cases. First Eagle Distributors is obligated to use the amounts received under the Plans for payments to qualifying dealers for their assistance in the distribution of a Fund's shares, the provision of shareholder services and for other expenses such as advertising costs and the payment for the printing and distribution of prospectuses to prospective investors. However, First Eagle Distributors will not pay dealers 12b-1, distribution related and service fees for any quarter in which they have less than $50,000 in Fund accounts. First Eagle Distributors bears distribution expenses to the extent they are not covered by payments under the Plans. Any distribution expenses incurred by First Eagle Distributors in any fiscal year of a Fund that are not reimbursed from payments under the Plans accrued in such fiscal year, will not be carried over for payment under the Plans in any subsequent year. Class I shares of the Global Fund, the Overseas Fund, the U.S. Value Fund and the Gold Fund do not participate in the Plans and are not charged with any portion of the payments made under the Plans. Because the fees are paid from Fund assets on an ongoing basis, over time these fees will increase the cost of an investment in the Funds and may ultimately cost more than paying other types of sales charges.



Certain broker-dealers or other third-parties hold their accounts in 'street name' and perform the services normally handled by DST Systems, Inc. ('DST'), the Funds' transfer agent -- e.g., client statements, tax reporting, order-processing and client relations. As a result, they charge the Funds for these services. Sub-transfer agency fees paid by the Funds are in aggregate not more than what otherwise would have been paid to DST for the same services. Arrangements may involve a per-account fee, an asset-based fee, a sales-based fee or, in some cases, a combination of the three. These fees are directly attributable to First Eagle Funds shareholders serviced by the relevant party. (Although the payments cover services received, the Funds and/or the Distributor may be required to obtain and pay for such services as a condition of distribution, and as noted, they may in part be calculated by reference to assets raised or maintained.)



Any portion of the sub-transfer agency fees that exceed the costs of similar services provided by DST, or any other payment requirement of a broker-dealer or other such third-party, is paid by the Distributor out of its own resources. The Distributor also pays from its own resources for travel and similar expenses incurred by brokers or broker representatives related to diligence or informational meetings in which broker representatives meet with investment professionals employed by a Fund's investment adviser, as well as for costs of organizing and holding such meetings. The Funds and/or the Distributor also may be requested to, and/or make, payments to or on behalf of brokers or their representatives for other types of events. In certain cases, the Distributor or its affiliates also have made and may make payments from their own resources in support of a third party's efforts in selling Fund shares or otherwise bringing the Funds to the attention of prospective investors, and this is in addition to any Rule 12b-1 payments described above. Generally, any such additional payments will have been requested by the party receiving them (often as a condition of distribution). A prospective investor with questions regarding these arrangements may obtain more details by contacting his or her broker representative or other financial intermediary directly. Prospective investors also should be aware that these payments could create incentives on the part of the parties receiving the payments to more positively consider the Funds relative to mutual funds not making payments of this nature.


                             ABOUT YOUR INVESTMENT

Investing well requires a plan. Whether you invest on your own or use the services of a financial professional, you should create a strategy that will best meet your financial goals over the longer term.

How to Purchase Shares

The minimum initial and subsequent investment amounts generally required for each Fund and each class of shares within a Fund are listed in the table below:

-------------------------------------------------------------------------------
              Minimum Investments                   Initial*     Subsequent
-------------------------------------------------------------------------------
   Global Fund Class A..........................  $2,500            $100
   Global Fund Class C..........................  $2,500            $100
   Global Fund Class I..........................  $1 million***     $100
   Overseas Fund Class A**......................  $2,500            $100
   Overseas Fund Class C**......................  $2,500            $100
   Overseas Fund Class I**......................  $1 million***     $100
   U.S. Value Fund Class A......................  $2,500            $100
   U.S. Value Fund Class C......................  $2,500            $100
   U.S. Value Fund Class I......................  $1 million***     $100
   Gold Fund Class A............................  $2,500            $100
   Gold Fund Class C............................  $2,500            $100
   Gold Fund Class I............................  $1 million***     $100
   First Eagle Fund of America Class A..........  $2,500            $100
   First Eagle Fund of America Class C..........  $2,500            $100
   First Eagle Fund of America Class Y..........  $2,500            $100
-------------------------------------------------------------------------------

  * Minimum initial investments with respect to purchases of Class A, Class C and Class Y shares by an individual retirement account are $1,000 (instead of $2,500 as is otherwise required).


 ** The Overseas Fund is currently closed to new investors. Subject to limited exceptions for participants in certain employee benefit plans, no new accounts in the Fund will be opened by way of share exchange or purchase unless and until the Board of Trustees determines to reopen the Fund.


*** The current aggregate net asset value of a shareholder's accounts in any of the Funds may qualify for purposes of meeting the initial minimum investment amount for Class I shares of the Global Fund, the Overseas Fund, the U.S. Value Fund or the Gold Fund. The minimum may be waived for Class I shares for sponsors of 401(k) Plans and wrap fee programs if approved by First Eagle Distributors, the Fund's principal underwriter.


The Automatic Investment Program and Automatic Exchange Program each require a minimum initial investment of $100 per Fund. 'Starter' checks and third-party checks will not be accepted for purposes of purchasing shares, although third-party checks may be accepted in connection with individual retirement account roll-overs. Third-party transactions, except those for the benefit of custodial accounts or participants in employee benefit plans, are not permitted. The Trust reserves the right to waive the initial minimum investment amounts, at the discretion of the principal underwriter, for certain investors, including Trust employees and trustees and employees and officers of the Adviser and its affiliates. A Fund's shares may be purchased through authorized dealers or through First Eagle Distributors, the Funds' principal underwriter. A completed and signed application is required to open an initial account with the

Funds. If there is no application accompanying this Prospectus, please call
(800) 334-2143 to obtain one.


The Distributor reserves the right to limit the purchase of a Fund's shares when it is in the best interest of the Fund.


The Trust and the Distributor each reserves the right to refuse any order for purchase of shares and to cancel any purchase (for example, due to nonpayment or with respect to investors identified as money-laundering risks or as responsible for potentially disruptive trading practices such as 'market timing'). Share purchases are not binding on the Trust or the Distributor until they are confirmed by the Funds' transfer agent, DST Systems, Inc. ('DST'), as paid. All payments must be made in U.S. dollars, and all checks must be drawn on U.S. banks. No cash or cash equivalents (such as travelers' checks, cashiers' checks, bankers' 'official checks' or money orders) will be accepted. As a condition of this offering, if an investor's purchase is canceled due to nonpayment or because his or her check or Automated Clearing House ('ACH') transfer does not clear, the investor will be responsible for any loss a Fund may incur as a result thereof.


Anti-Money Laundering Compliance


The Trust and the Distributor are required to comply with various anti-money laundering laws and regulations. Consequently, the Trust or the Distributor may request additional information from you to verify your identity and source of funds. If the Trust or the Distributor deems the information submitted does not provide for adequate identity verification, it reserves the right to reject the establishment of your account or may close the account at the then-current net asset value. If at any time the Trust believes an investor may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, they may choose not to establish a new account or may be required to 'freeze' a shareholder's account. They also may be required to provide a governmental agency or another financial institution with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Trust or the Distributor to inform the shareholder that it has taken the actions described above.


How Fund Share Prices Are Calculated

Net asset value for each share class of each Fund is determined as of the close of trading on the New York Stock Exchange ('NYSE'), normally 4:00 p.m. E.S.T. on each day during which the NYSE is open for trading. The net asset value per share of each class of shares of each Fund is computed by dividing the total current value of the assets of the relevant Fund, which are attributable to the share class, less the total liabilities of the Fund which are attributable to the share class, by the total number of shares of the share class outstanding at the time of such computation. Because each Fund may invest in securities that are listed on foreign exchanges that may trade on weekends or other days when the Funds do not price their shares, the Funds' share value may change on days when shareholders will not be able to purchase or redeem the Funds' shares.


In circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of a Fund's holdings in that market, when market prices are determined to be 'stale' as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable or determined to be unreliable for a particular holding, such holdings may be `fair valued to reflect the events in accordance with procedures approved by the Board of Trustees. As a result, the value assigned to a Fund's holdings may differ on occasion from reported market values. With respect to foreign holdings, the determination of whether a particular investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Funds believe using fair value pricing in the circumstances described above will result in prices that are more reflective of the actual market value of portfolio securities held by the Funds than would be the case if only closing market prices for those securities were considered.

Orders for shares received by DST prior to the close of trading on the NYSE, or orders received by dealers prior to such time and transmitted to the Distributor prior to the latter's close of business, will be effected based on the net asset value per share determined as of the close of trading on the NYSE that day. If an order is received by DST or by the dealer after the close of the NYSE, it will be priced on the next day that the NYSE is open for trading.

Purchases Through Dealers


Investors may purchase a Fund's shares through selected securities dealers with whom the Distributor has sales agreements. A prospective investor may obtain additional New Account Applications from such authorized dealers. For a list of authorized dealers, please contact the Distributor at (800) 747-2008. Authorized dealers and financial services firms are responsible for promptly transmitting purchase orders to First Eagle Distributors, the Funds' principal underwriter, and for monitoring applicable breakpoint or sales charge reductions for their accounts. Certain broker-dealers or financial services firms may purchase shares at their net asset value per share without a sales commission and charge investors a transaction charge or other advisory fee through a wrap fee or other similar program. Class A shares of each Fund are sold with a front-end sales commission and an annual distribution (Rule 12b-1) fee. Class C shares of each Fund are sold with a 'level-load' (consisting of an annual distribution (Rule 12b-1) fee and an annual service fee). Class Y shares of the First Eagle Fund of America are sold with an annual distribution (Rule 12b-1) fee. Class I shares of the Global Fund, the Overseas Fund, the U.S. Value Fund and the Gold Fund are sold principally to institutional investors purchasing in quantities of $1 million or more and are not subject to sales charges or distribution (Rule 12b-1) fees. Authorized dealers and financial services firms may impose a charge for handling purchase transactions placed through them and may have particular requirements concerning purchases. Prospective investors should contact their authorized dealer or financial services firm for more information.

Public Offering Price of Class A Shares

The public offering price at which share transactions will be effected will be equal to the net asset value per share plus, in the case of Class A shares of each Fund, a sales charge. The sales charges applicable to Class A shares currently in effect are as follows:

------------------------------------------------------------------------------------
                             Sales Charge as a percentage of      Dealer Allowance
 Class A Shares Dollars    ------------------------------------   as a percentage of
        Invested           Offering Price   Net Amount Invested   Offering Price
------------------------------------------------------------------------------------
   Less than $25,000.....       5.00%              5.26%                 4.50%
   $25,000 but less than
    $50,000..............       4.50               4.71                  4.25
   $50,000 but less than
    $100,000.............       4.00               4.17                  3.75
   $100,000 but less than
    $250,000.............       3.25               3.36                  3.00
   $250,000 but less than
    $500,000.............       2.50               2.56                  2.25
   $500,000 but less than
    $1,000,000...........       1.50               1.52                  1.25

   $1,000,000 and
    over*................       0.00               0.00                  0.00

--------------------------------------------------------------------------------

Sales charges applicable to persons residing in countries outside the United States may vary from those listed above.

The Distributor reallows discounts to selected dealers with whom it has sales agreements and is entitled to retain the balance over dealer discounts. The Distributor may from time to time reallow the entire sales load, and may provide additional promotional incentives, to dealers selling a Fund's shares. Such additional promotional incentive may include financial assistance in connection with preapproved conferences or seminars, sales or training programs for invited sales personnel and payment for travel expenses for such seminars or training programs. In some instances, the entire reallowance or incentives may be offered only to certain dealers which have sold or may sell significant amounts of a Fund's shares. Authorized dealers to whom substantially the entire sales charge is reallowed may be deemed to be underwriters as that term is defined under the Securities Act of 1933.

*Class A Contingent Deferred Sales Charge -- Global Fund, Overseas Fund and U.S. Value Fund


There is no initial sales charge on purchases of Class A shares of one or more of any of the Funds (including the Gold Fund and First Eagle Fund of America) aggregating $1 million or more. However, First Eagle Distributors, as the Funds' principal underwriter, may pay dealers of record finder's fee commissions in an amount up to 0.75% of purchases of Class A shares of Global Fund, Overseas Fund and U.S. Value Fund that were not previously subject to a front-end sales charge or dealer commission paid by the investor.** These finder's fee commissions will be paid only with respect to purchases (i) aggregating (on a single trade date) $1 million or more by any 'person,' which term includes any of the following having the same mailing address or tax identification number: an individual, his or her spouse, parents and children, or by a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under the Internal Revenue Code) although more than one beneficiary is involved; (ii) accounts with completed letters of intention of $1 million or more; and (iii) certain employer sponsored retirement plans investing through an omnibus account making any single purchase of Class A shares of Global, Overseas or U.S. Value Fund of $1 million or more. Subsequent purchases will need to aggregate $1 million or more to be eligible for this commission (and appropriate documentation will be required to verify additional aggregations).



As such finder's fee commissions may also be paid under certain other circumstances, your dealer will advise you if any such commissions are paid with respect to your account. If you redeem any shares as to which such a finder's fee commission was paid within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the 'Class A contingent deferred sales charge') may be deducted from the

---------

** Dealers should call the Distributor at (800) 747-2008 to discuss the further terms that apply to this commission.

redemption proceeds. The Class A contingent deferred sales charge may be up to, but will not exceed, 0.75% of the lesser of (i) the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions), or (ii) the original net asset value of the redeemed shares.



If you are investing through a retirement plan, you may want to contact your plan administrator to discuss whether such a finder's fee commission has been charged against the plan, as these plans may be subject to the Class A contingent deferred sales charge if fully redeemed within 18 months of the end of the calendar month of their purchase.


In determining whether a Class A contingent deferred sales charge is payable when shares are redeemed, shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, will be redeemed first. Other shares will then be redeemed in the order in which you purchased them.

The Class A contingent deferred sales charge is not charged on Class A exchanges. However, if the shares acquired by exchange are redeemed within 18 calendar months of the end of the calendar month in which the exchanged shares were originally purchased, then the Class A contingent deferred sales charges will apply.

The Class A contingent deferred sales charge will be in addition to any applicable redemption fee described under 'Once You Become a Shareholder -- Redemption Fee.'

Reducing the Sales Charge


As shown in the table under 'Public Offering Price of Class A Shares,' the size of the total investment in Class A shares of a Fund will affect the sales charge on the investment, resulting in what are frequently called sales charge 'breakpoints.' Described below are several methods to reduce the applicable sales charge. In order to claim a breakpoint or other means of reducing the sales charge, an investor should notify, at the time of purchase, his or her dealer, the

Distributor or DST of the applicability of one of the following (including, if relevant, the existence of all accounts or balances applicable to the calculation of any breakpoints or other sales charge reductions):



Aggregation. The investment schedule applies to the total amount being invested in Class A shares by any 'person,' which term includes any of the following having the same mailing address or tax identification number: an individual, his or her spouse, parents and children; a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under the Internal Revenue Code) although more than one beneficiary is involved; or any U.S. bank or investment adviser purchasing shares for its investment advisory clients or customers. Any such person purchasing for several accounts at the same time, may combine these investments into a single transaction in order to reduce the applicable sales charge. Individual accounts and corporate/partnership accounts may not be aggregated for purposes of reducing the sales charge.


Rights of Accumulation. A Fund's Class A shares may be purchased at a reduced sales charge by a 'person' (as defined above in 'Aggregation') who is already a shareholder in the Funds by calculating the amount being invested together with the current net asset value of the shares of any share class of any Fund already held by such person. If the current net asset value of the qualifying shares already held plus the net asset value of the current purchase exceeds a point in the schedule of sales charges at which the charge is reduced to a lower percentage, the entire current purchase is eligible for the reduced charge. To be entitled to a reduced sales charge pursuant to these 'Rights of Accumulation,' the investor must notify his or her dealer, the Distributor or DST at the time of purchase that the investor wishes to take advantage of such entitlement, and give the numbers of his or her accounts, and those accounts held in the name of his or her spouse, parents or children and the specific relationship of each such other person to the investor.

Letter of Intention. A 'person' (as defined above in 'Aggregation') may also qualify for a reduced sales charge by completing the Letter of Intention (the 'Letter') contained in the New Account Application or a form for this purpose which may be obtained by contacting the Trust at (800) 334-2143. This enables the investor to aggregate purchases of Class A shares of any Fund during a thirteen-month period for purposes of calculating the applicable sales charge. Applicable shares of any Fund currently owned by the investor will be credited as purchases toward the completion of the Letter at the greater of their net asset value on the date the Letter is executed or their cost. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter. For each investment made, the investor must notify his or her dealer, the Distributor or DST that a Letter is on file along with all account numbers associated with the Letter.



The Letter is not a binding obligation on the investor. However, 5% of the amount specified in the Letter will be held in escrow, and if the investor's purchases are less than the amount specified, the investor will be requested to remit to the appropriate Fund an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. However, the sales charge applicable to the investment will in no event be higher than if the shareholder had not submitted a Letter. Either the shareholder or the Trust may cancel the arrangement at will.



Sales at Net Asset Value. Class A shares of each Fund may be sold at net asset value per share (i.e., without a sales charge) (i) to registered representatives or employees of authorized dealers, the spouse, parents or children of such persons or to any trust, pension, profit-sharing or other benefit plan for only such persons, (ii) to banks or trust companies or their affiliates when the bank, trust company or affiliate is authorized to make investment decisions on behalf of a client, (iii) to investment advisers and financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services, (iv) to clients of such investment advisers and financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker, agent, investment adviser or financial institution, and (v) to retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code and 'rabbi trusts.' Investors may be charged a fee if they effect transactions in Class A shares through a broker or agent. Class A Shares of the Funds may also be sold at net asset value per share to current officers, trustees and employees of the Trust, ASB Advisers, ASB Holdings, First Eagle Distributors, employees of certain firms providing services to the Funds (such as the custodian and the shareholder servicing agent), and to the spouse, parents and children of any such persons or to any trust, pension, profit-sharing or other benefit plan for only such persons. A Fund may also issue Class A shares at net asset value per share in connection with the acquisition of, or merger or consolidation with, another investment company. The sales of Class A shares at net asset value per share described in this section are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares will not be resold except through redemption. Such notice must be given to the Distributor or DST at the time of purchase on a form for this purpose as available from the Trust.


Reinstatement Privilege


In addition, an investor is entitled to a one-time per account privilege to reinvest in Class A shares of any First Eagle Fund the proceeds of a full or partial redemption of shares from the same First Eagle Fund (and for the same account) at the then applicable net asset value per share without payment of a sales charge. To exercise this privilege the investor must submit to the Distributor or DST, within 90 calendar days after the redemption, both a written request for reinstatement and a check or bank wire in an amount not exceeding the redemption proceeds. An investor may also transfer an investment in any Fund to an IRA or other tax qualified retirement plan account in the same Fund without payment of a sales charge. Such a transfer involves a redemption of a Fund's shares and a reinvestment of the proceeds and, hence, may involve a taxable transaction for income tax purposes.


Reinstatement will not prevent recognition of a gain realized on the redemption, but a loss may be disallowed for tax purposes. The amount of gain or loss resulting from the redemption may be affected by exercise of the reinstatement privilege if the shares redeemed were held for 90 days or less, or if a shareholder reinvests in the Funds within 30 days.

Purchasing Level-Load Class C Shares

Level-load Class C shares of a Fund can be purchased through an investment professional at net asset value per share. Investors do not have to pay sales charges on Class C shares, but may pay a contingent deferred sales charge equal to 1.00% of the original purchase price or the current market value, whichever is lower (called the 'Class C contingent deferred sales charge'), on shares sold or redeemed within the first year of purchase.

Class C shares are also available through 401(k) plans. Investors purchasing Class C shares in connection with wrap programs and participant directed retirement plans, such as 401(k) plans, will not be subject to a front-end sales commission or a Class C contingent deferred sales charge.

Level-load Class C shares of each of the Funds carry an annual 0.25% service fee and an annual 0.75% distribution (Rule 12b-1) fee. Because the service and Rule 12b-1 fees are paid from your investment in a Fund on an ongoing basis, over time these fees may ultimately cost more than paying other types of sales charges. The Distribution Plans and Agreements adopted by each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 are described under 'Our Management Team-Distribution and Shareholder Services Expenses.' In addition to the fees described above, distributors of shares of the Funds are normally paid a separate initial 1.00% fee on the sale of Class C shares by the underwriter. (The Class C contingent deferred sales charge is intended to compensate the underwriter for these payments with respect to investors holding shares less than one year.) Distributors of Class C shares of each Fund that are not subject to a Class C contingent deferred sales charge will be paid this distribution fee and the service fee on a quarterly basis.

The Class C contingent deferred sales charge will be in addition to any applicable redemption fee described under 'Once You Become a Shareholder -- Redemption Fee.'

First Eagle Fund of America Class Y Shares


First Eagle Fund of America no-load Class Y shares can be purchased through an investment professional or directly from the Trust at net asset value per share. Investors in the Fund do not have to pay sales charges, but do have an annual 0.25% distribution (Rule 12b-1) fee. Class Y shares are also available through 401(k) plans.


Bookshare Account Plan

To facilitate the handling of transactions with shareholders, the Funds use a bookshare account plan for shareholder accounts. DST, as the Funds' transfer agent, automatically opens and maintains an account for each of the Funds' shareholders directly registered with the Fund. All interests in shares, full and fractional (rounded to three decimal places), are reflected in a shareholder's book account. After any purchase, a confirmation is mailed to the shareholder indicating the amount of full and fractional shares purchased, the price per share and a statement of his or her account. Stock certificates will not be issued for the shares of any Fund.

Where to Send Your Application

Shares of a Fund may be purchased through the Distributor by mailing a check made payable to The First Eagle Funds along with the completed New Account Application to The First Eagle Funds, c/o DST, P.O. Box 219324, Kansas City, MO 64121-9324. Shares may also be purchased through the Distributor by ACH transfer or by bank wire. Please call (800) 334-2143 for procedures as to how to establish and administer the ACH purchase option, and please call prior to wiring any funds.

Investors may purchase a Fund's shares through selected securities dealers with whom the Distributor has sales agreements. A prospective investor may obtain additional New Account Applications from such authorized dealers. For a list of authorized dealers, please call the Distributor at (800) 747-2008. Authorized dealers and financial service firms may charge the investor a transaction fee in addition to any applicable sales load. Authorized dealers and financial service firms are responsible for promptly transmitting purchase orders to the Distributor.

Minimum Account Size


Due to the high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account if the value of that account drops below $2,500, except accounts for shareholders currently participating in the Automatic Investment Program (or for retirement accounts). The Trust also reserves the right to redeem shares in any Class I account of the Global Fund, the Overseas Fund, the U.S. Value Fund or the Gold Fund if the value of that Class I account drops below $100,000. A shareholder will be allowed at least 30 days to make an additional investment to bring his or her account value to the stated minimum before the redemption is processed.


Automatic Investment Program


Investors may make regular semi-monthly, monthly or quarterly investments of $100 (or more) in shares of any Fund automatically from a checking or savings account on or about the 5th and/or 20th of the month. Upon written authorization, DST will debit the investor's designated bank account as indicated and use the proceeds to purchase shares of the Fund for the investor's account. Because approval by the investor's bank is required, establishment of an Automatic Investment Program may require at least 30 days. To establish an Automatic Investment Program, indication must be made on the New Account Application or Special Options Form, and a check (minimum $100, if a new account is being established), savings account deposit slip or savings account statement must be forwarded to DST. Shares purchased through Automatic Investment Program payments are subject to the redemption restrictions for recent purchases described in 'Redemption of Shares.' The Trust may amend or cease to offer the Automatic Investment Program at any time.


                         ONCE YOU BECOME A SHAREHOLDER

After you have opened an account with us, you can exchange or sell your shares to meet your changing investment goals or other needs.

Exchanging Your Shares


Shareholders or authorized parties are entitled to exchange some or all of their shares of any Fund for shares of any other Fund. Class A shares of a Fund may be exchanged for Class A shares of any other Fund; Class C shares of a Fund may be exchanged for Class C shares of any other Fund; Class I shares of the Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund may be exchanged for Class I shares of any other such Fund or for Class Y shares of the First Eagle Fund of America; and Class Y shares of the First Eagle Fund of America may be exchanged for Class A shares of any other Fund (if the exchange involves Class Y shares valued at less than $1,000,000) or for Class I shares of any other Fund (if the exchange involves Class Y shares valued at $1,000,000 or more). Shares will be exchanged at their respective net asset values per share computed as of the close of trading on the NYSE on the day the exchange is requested. There is no charge for the exchange privilege, except in the case of First Eagle Fund of America Class Y shareholders exchanging for Class A shares of another Fund, whose shares will be subject to the front-end sales load applicable to those Class A shares. Any exchange, however, must meet the applicable minimum investment amount for the Fund into which the exchange is being made. In addition, because you may be subject to different fees, expenses and investment risks when you make an exchange, you should carefully review the description of the Fund into which you plan to exchange. Exchanges may constitute a taxable event for U.S. federal income tax purposes. For additional information concerning exchanges or to effect exchanges, contact the Trust at (800) 334-2143.



Exchanges may be limited in the case of shares to be exchanged for those of any Fund closed to or otherwise restricted for new investors (as is currently the case for shares to be exchanged for those of the Overseas Fund). Exchanges within 90 days of the original investment are assessed a 2% redemption fee as described below under 'Redemption Fee.' As described below under 'Short-Term Trading of Fund Shares', the Funds in most cases depend on cooperation from intermediaries in reviewing certain accounts (for example, those of retirement plan sponsors, wrap program sponsors and certain omnibus position holders), which limits the Funds' ability to monitor the frequency of exchanges by investors investing through such accounts.


Automatic Exchange Program

Shareholders who wish to automatically exchange shares of one Fund for another on a monthly basis can do so by means of the Automatic Exchange Program. The minimum exchange amount is $100. If the balance in the account the shareholder is exchanging from falls below the designated automatic exchange amount, all remaining shares will be exchanged and the program will be discontinued. All conditions with respect to exchange transactions apply as discussed in 'Exchanging Your Shares' above.

Conversion

Class A shares of the Global Fund, the Overseas Fund, the U.S. Value Fund or the Gold Fund having an aggregate value not less than $1 million may be converted into Class I shares of the same Fund upon the election of the shareholder. Such conversions shall take place at net asset value per share of these share classes, shall not result in the realization of income or gain for Federal income tax purposes and shall be tax free to shareholders. For additional information concerning conversions, or to effect a conversion, contact your dealer, financial intermediary or the Funds at (800) 334-2143.

Dividend Direction Plan

Shareholders in a Fund may elect to have income dividends and capital gains distributions on their Fund shares invested without the payment of any applicable sales charge in shares of any share class of any Fund in which they have an existing account and maintain a minimum account balance. All dividends and distributions so invested are taxable for U.S. federal income tax purposes as though received in cash. For further information about this privilege, contact DST by telephone at (800) 334-2143.

Redemption of Shares

Shareholders have the right to redeem all or any part of their shares of a Fund for cash at their net asset per share value next computed after receipt of the redemption request in the proper form. Shareholders may redeem either through authorized dealers, through ASB or by telephone. Shares held in the dealer's 'street name' must be redeemed through the dealer.

Redemption through Dealers

Shareholders who have an account with an authorized dealer may submit a redemption request to such dealer. Authorized dealers are responsible for promptly transmitting redemption requests to the Distributor. Dealers may impose a charge for handling redemption transactions placed through them and may have particular requirements concerning redemptions. Accordingly, shareholders should contact their authorized dealers for more information.

Redemptions through ASB

Shareholders may redeem their Fund shares through their dealer or from First Eagle Distributors by transmitting written redemption instructions to The First Eagle Funds, c/o DST, P.O. Box 219324, Kansas City, MO 64121-9324.

Redemption requests must meet all the following requirements to be considered in the proper form:

    1. Written and signed instructions from the registered owner(s) must be received by DST.

    2. A letter or a stock power signed by the registered owner(s) must be signature guaranteed by an acceptable guarantor. A guarantee is required for such redemptions to be paid by check greater than $100,000, or where the redemption proceeds are to be sent to an address other than the address of record, to a person other than the registered shareholder(s) for the account or to a bank account number other than the one previously designated by the shareholder. A signature guarantee is not required for any amount redeemed by ACH transfer or bank wire when a pre-designated bank has been identified by the shareholder.

    3. All certificates, if any, to be redeemed must be received by DST in negotiable form.

    4. In the case of shares held of record in the name of a corporation, trust, fiduciary or partnership, evidence of authority to sign and a stock power with signature(s) guaranteed must be received by DST.

Redemption Proceeds


Payment of the redemption price will generally be made within three business days after receipt of the redemption request in proper form. The Trust will not mail redemption proceeds for any shares until checks or ACH transfers received in payment for such shares have cleared, which may take up to 15 days. Investors who wish to avoid any such delay should purchase shares by bank wire. Redemption proceeds are normally paid in the form of a check. Proceeds can also be sent to a shareholder's bank account by ACH transfer or by bank wire when a pre-designated bank has been identified in the New Account Application or Special Options Form. Proceeds sent by ACH transfer should generally be credited to a shareholder's account on the second business day after the redemption. Proceeds sent by bank wire should be credited on the business day following the redemption; however, a fee of $7.50 will be deducted from such proceeds.

First Eagle Fund of America Redemptions in Kind


First Eagle Fund of America normally pays sales proceeds in cash up to $250,000 or 1% of the Fund's total value, whichever is less. The Trust reserves the right to make higher redemption payments to redeeming shareholders in the form of marketable securities. This is called a 'redemption in kind.' A redeeming shareholder will pay any applicable commission or other fees when selling these securities.


Short-Term Trading of Fund Shares


The Funds are not intended, and will not knowingly permit their use, as vehicles for frequent traders. Frequent trading (including exchanges) of Fund shares may increase Fund transaction costs and otherwise negatively impact a Fund's investment program, possibly diluting a Fund's value to its longer-term investors. The Global Fund and Overseas Fund may be particularly susceptible to these risks because of their significant investments in foreign securities. The redemption fee policies described below are one means applied by the Funds to deter undesirable short-term trading. Pursuant to procedures approved by the Board of Trustees, the Funds also routinely review shareholder trades to seek to identify inappropriate trading and, if identified, will suspend trading (including exchange) privileges or close accounts of such persons. In limited circumstances, and on occasion even for a trade or exchange for which no redemption fee is assessed, a single trade or exchange may be determined to be inappropriate and subject to these procedures. However, also as described below, the Funds in most cases depend on cooperation from intermediaries in reviewing certain accounts, which limits their ability to monitor and discourage such trading in those circumstances. The Funds do not have any arrangements intended to permit trading of their shares in contravention of the policies described in this paragraph.


Redemption Fee


If sold or exchanged within 90 days of the investment, shares of any share class of each Fund are assessed a 'redemption fee' of 2% of gross redemption proceeds. This fee is intended to defray transaction and other expenses caused by early redemptions and to facilitate portfolio management.



The redemption fee may be waived for qualified retirement plans, systematic redemption programs, wrap programs and certain accounts investing through omnibus positions, although the Trust reserves the right to impose redemption fees on shares held by such shareholders. In any event, the Trust generally will be dependent on the relevant 'intermediary' (for example, the wrap program sponsor or omnibus account holder) in monitoring trading frequency and therefore in applying the fee to these shareholders. The ability of a Fund to assess a redemption fee on the underlying shareholders of such an account, or otherwise monitor and discourage inappropriate short-term trading, may be further limited by systems limitations applicable to these types of accounts.


These redemption fee policies may be modified or discontinued at any time. The fees do not represent a deferred sales charge nor a commission paid to the Distributor. Any fees collected will be retained by the Funds for the benefit of the remaining shareholders.

Telephone Privileges


Unless contrary instructions are elected in the New Account Application or Special Options Form, the account will be entitled to make telephone redemptions, exchanges, conversions and account maintenance requests if the shareholder has a preauthorized form on file with the transfer agent. Neither the Trust nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. Reasonable procedures will be employed on behalf of the Trust to confirm that the instructions are genuine. Such procedures include, but are not limited to, written confirmation of telephone transactions, tape recording telephone conversations and requiring specific personal information prior to acting upon telephone instructions.


Any owner(s), trustee(s) or other fiduciary entity as indicated in the account registration, investment professional of record and/or other parties that can provide specific personal information will be allowed to initiate any of the above referenced telephone transactions. Personal information may include a combination of the following items: (i) the Fund and account number, (ii) the account registration, (iii) the social security or tax identification number on the account, (iv) the address of record, (v) designated bank account information and any other information deemed appropriate to allow access to the account.

Telephone redemption requests received prior to the close of business on the NYSE on any business day will be effected on that day. Such requests received after the close of business on the NYSE will be effected on the following business day. Shareholders may not make a redemption request by telephone if the proceeds are to be wired to a bank account number or mailed to an address other than the one previously designated by the shareholder. There is a $100,000 maximum on telephone redemptions by check. There is no limitation on redemptions by ACH transfer or by bank wire. Certain retirement accounts are not eligible for all the telephone privileges referenced above. Please call (800) 334-2143 with all inquiries pertaining to telephone privileges.

Systematic Withdrawal Plan


A shareholder who owns shares of a Fund with a current net asset value of $10,000 or more may use those shares to establish a Systematic Withdrawal Plan that executes withdrawals monthly or quarterly. A check in a stated amount of not less than $50 will be mailed to the shareholder on or about the 3rd day, 15th day, or 25th day of the month. Dividends and distributions on shares invested under a Systematic Withdrawal Plan may not be taken in cash but must be reinvested, which will be done at net asset value per share. A Fund's shares will be redeemed as necessary to meet withdrawal payments. Withdrawals in excess of dividends and distributions will reduce and may deplete the invested principal and may result in a gain or loss for tax purposes. Purchases of additional shares made concurrently with withdrawals of shares are undesirable because of sales charges incurred when purchases are made.

Accordingly, a shareholder may not maintain a Systematic Withdrawal Plan while simultaneously making regular purchases. New accounts established by check within 15 days of their expected withdrawal date will not begin withdrawals until the following month due to the 15-day hold on check purchases. The Trust may amend or cease to offer the Systematic Withdrawal Plan at any time.


Retirement Plans


The Trust offers a variety of retirement plans such as IRA, Roth-IRA, SEP, SIMPLE IRA, Coverdell Education Savings Account and 403(b)(7) plans which allow investors to save for retirement and defer taxes on investment income, if any. The tax benefits of these plans may not be available for all persons. Investors should consult their tax advisers regarding their eligibility.


Retirement plans may purchase Class I shares of the Global Fund, the Overseas Fund, the U.S. Value Fund or the Gold Fund (unless any of these is closed or otherwise restricted for new investment) provided they meet the minimum initial investment amount of $1 million in an omnibus or pooled account within the relevant Fund and will not require the Fund to pay any type of administrative fee or payment per participant account to any third party.

Retirement plans requiring the payment of such fees may purchase Class A shares of the Global Fund, the Overseas Fund, the U.S. Value Fund, the Gold Fund or First Eagle Fund of America without an initial sales charge. If a 'finder's fee' was paid, such a plan may be subject to a Class A contingent deferred sales charge on these investments. See 'Public Offering Price of Class A
Shares -- Class A Contingent Deferred Sales Charge.'

                           INFORMATION ON DIVIDENDS,
                            DISTRIBUTIONS AND TAXES

It is the policy of each Fund to make periodic distributions of net investment income and net realized capital gains, if any. Unless a shareholder elects otherwise, ordinary income dividends and capital gain distributions will be reinvested in additional shares of the same share class of the Funds at net asset value per share calculated as of the payment date. The Funds pay both ordinary income dividends and capital gain distributions on a per share basis. As a result, on the ex-dividend date of such payment, the net asset value per share of the Funds will be reduced by the amount of such payment.

Each Fund intends to qualify and has elected to be treated as a 'regulated investment company' under Subchapter M of the Internal Revenue Code of 1986, as amended. To qualify, a Fund must meet certain income, diversification and distribution requirements. As a regulated investment company, a Fund generally will not be subject to federal income or excise taxes on ordinary income and capital gains distributed to shareholders within applicable time limits, although foreign source income received by a Fund may be subject to foreign withholding taxes.

Shareholders normally will be taxed on the ordinary income dividends and capital gain distributions they receive from a Fund whether received in additional shares or cash. Distributions of capital gains may be taxed at different rates, depending on the length of time the Fund holds the assets to which such gains relate. Certain ordinary income dividends paid by a Fund to non-corporate shareholders (including individuals) may be eligible for taxation at preferential rates applicable in the case of long-term capital gain. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

Tax issues can be complicated. Exchanges of shares of the Funds are treated as sales and purchases and are subject to taxes. Please consult your tax adviser about federal, state, or local tax consequences or with any other tax questions you may have.

By January 31st of each year, we will send you a statement showing the tax status of your dividends and distributions for the prior year.

There may be tax consequences for shareholders who are nonresident aliens or foreign entities. Please see the Statement of Additional Information for more information.

                               PRIVACY NOTICE FOR
                            INDIVIDUAL SHAREHOLDERS


The Trust is committed to protecting your privacy. We are providing you with this privacy notice to inform you of how we handle your personal information that we collect and may disclose to our affiliates. If the Trust changes its information practices, we will provide you with notice of any material changes. This privacy policy supersedes any of our previous policies relating to the information you disclose to us.


Why this Privacy Policy Applies to You


You obtained a financial product or service from or through us for personal, family or household purposes when you opened a shareholder account with the Trust, and are therefore covered by this privacy policy.


What We Do to Protect Your Personal Information

We protect personal information provided to us by our individual shareholders according to strict standards of security and confidentiality. These standards apply to both our physical facilities and any online services we may provide. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard consumer information. We permit only authorized individuals, who are trained in the proper handling of individual shareholder information and need to access this information to do their job, to have access to this information.

Personal Information that We Collect and May Disclose


As part of providing you with the Trust's products and services, we may obtain nonpublic personal information about you from the following sources:

  Information we receive from you on subscription applications or other forms, such as your name, address, telephone number, Social Security number, occupation, assets and income;

  Information about your transactions with us, our affiliates, or unaffiliated third parties, such as your account balances, payment history and account activity; and

  Information from public records we may access in the ordinary course of business.

Categories of Affiliates to Whom We May Disclose Personal Information

We may share personal information about you with affiliates. Our affiliates do business under names that include Arnhold and S. Bleichroeder Holdings, Inc., Arnhold and S. Bleichroeder Advisers, LLC and ASB Securities LLC.

When We May Disclose Your Personal Information to Unaffiliated Third Parties

We will only share your personal information collected, as described above, with unaffiliated third parties:

  At your request;


  When you authorize us to process or service a transaction or product (unaffiliated third parties in this instance may include service providers such as the Trust's distributors, registrar and transfer agent for shareholder transactions, and other parties providing individual shareholder servicing, accounting and recordkeeping services);


  With companies that perform sales and marketing services on our behalf with whom we have agreements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them; or

  When required by law to disclose such information to appropriate authorities.

We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

What We Do With Personal Information about Our Former Customers


If you decide to discontinue doing business with us, the Trust will continue to adhere to this privacy policy with respect to the information we have in our possession about you and your account following the termination of our shareholder relationship.

                                  HOW TO REACH
                               FIRST EAGLE FUNDS

You can send all requests for information or transactions to:

    Regular Mail:
    First Eagle Funds
    P.O. Box 219324
    Kansas City, MO 64121-9324

    or

    Overnight Mail:
    First Eagle Funds
    c/o DST Systems, Inc.
    330 West 9th Street
    Kansas City, MO 64105-1807

You can contact us by telephone at (800) 334-2143.

                              FINANCIAL HIGHLIGHTS

The Financial Highlights Table is intended to help you understand the financial performance of each Fund (other than the U.S. Value Fund) for the past five fiscal years. Because the U.S. Value Fund commenced operations on September 4, 2001, the Financial Highlights Table contains information for the Fund only from its commencement of operations. Similarly, because Class C and Class I are new share classes for the Gold Fund, financial information prior to May 15, 2003 is provided only for Gold Fund Class A shares. Financial information depicted for the First Eagle Fund of America prior to January 1, 2003 is that for its operations in its prior format as a series of the prior First Eagle Funds trust. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).


This information has been audited by KPMG LLP, whose reports, along with the Funds' financial statements, are contained in the Annual Reports for the Funds and incorporated by reference in the Statement of Additional Information. The Annual Reports and the Statement of Additional Information are available upon request.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                               FIRST EAGLE FUNDS
                              FINANCIAL HIGHLIGHTS

                                                 Year Ended October 31,
                                              ----------------------------
                                                          2004
                                              ----------------------------
                                              Class      Class      Class
                                                A          I          C
                                              ----------------------------
First Eagle Global Fund
SELECTED PER SHARE DATA
Net asset value, beginning of period........  $          $          $
                                              ------     ------     ------
Income (loss) from investment operations:
 Net investment income......................
 Net realized and unrealized gains (losses)
   on investments...........................
                                              ------     ------     ------
 Total from investment operations...........
                                              ------     ------     ------
Less distributions:
 Dividends from net investment income.......
 Distributions from capital gains...........
                                              ------     ------     ------
 Total distributions........................
                                              ------     ------     ------
   Net asset value, end of period...........  $          $          $
                                              ------     ------     ------
                                              ------     ------     ------
Total Return(c).............................        %          %          %
Ratios and Supplemental Data
Net assets, end of period (millions)........  $          $          $
Ratio of operating expenses to average net
 assets(i)..................................        %          %          %
Ratio of net investment income to average
 net assets(j)..............................        %          %          %
Portfolio turnover rate.....................        %          %          %

-----------------------------------------------------------------------------



                                                       Year Ended March 31,
                                                       --------------------
                                                               2000
                                                       --------------------
                                                       Class         Class
                                                         A             I
                                                       --------------------
First Eagle Global Fund
SELECTED PER SHARE DATA
Net asset value, beginning of period..............     $22.90        $22.90
                                                       ------        ------
Income (loss) from investment operations:
 Net investment income............................       0.66          0.71
 Net realized and unrealized gains (losses) on
   investments....................................       4.29          4.31
                                                       ------        ------
 Total from investment operations.................       4.95          5.02
                                                       ------        ------
Less distributions:
 Dividends from net investment income.............      (1.07)        (1.12)
 Distributions from capital gains.................      (1.73)        (1.73)
                                                       ------        ------
 Total distributions..............................      (2.80)        (2.85)
                                                       ------        ------
   Net asset value, end of period.................     $25.05        $25.07
                                                       ------        ------
                                                       ------        ------
Total Return(c)...................................      22.19%        22.52%
Ratios and Supplemental Data
Net assets, end of period (millions)..............     $1,790        $   16
Ratio of operating expenses to average net
 assets(i)........................................       1.32%         1.07%
Ratio of net investment income to average net
 assets(j)........................................       2.68%         2.89%
Portfolio turnover rate...........................      15.57%        15.57%



          Please see Footnotes to the Financial Highlights on page   .

                                                       --------------------

                                 Year Ended October 31,
     ------------------------------------------------------------------------------
               2003                       2002                       2001
     ------------------------   ------------------------   ------------------------
     Class A  Class I  Class C  Class A  Class I  Class C  Class A  Class I  Class C
     ------------------------   ------------------------   ------------------------
     $24.34   $24.36   $24.15   $22.87   $22.89   $22.68   $25.47   $25.53   $25.44
     ------   ------   ------   ------   ------   ------   ------   ------   ------
       0.53     0.59     0.30     0.53     0.27     0.72     0.53     0.58     0.26
       8.39     8.41     8.38     1.66     1.98     1.29     1.45     1.44     1.53
     ------   ------   ------   ------   ------   ------   ------   ------   ------
       8.92     9.00     8.68     2.19     2.25     2.01     1.98     2.02     1.79
     ------   ------   ------   ------   ------   ------   ------   ------   ------
      (0.49)   (0.55)   (0.28)   (0.63)   (0.69)   (0.45)   (1.39)   (1.47)   (1.36)
      (0.40)   (0.40)   (0.40)   (0.09)   (0.09)   (0.09)   (3.19)   (3.19)   (3.19)
     ------   ------   ------   ------   ------   ------   ------   ------   ------
      (0.89)   (0.95)   (0.68)   (0.72)   (0.78)   (0.54)   (4.58)   (4.66)   (4.55)
     ------   ------   ------   ------   ------   ------   ------   ------   ------
     $32.37   $32.41   $32.15   $24.34   $24.36   $24.15   $22.87   $22.89   $22.68
     ------   ------   ------   ------   ------   ------   ------   ------   ------
     ------   ------   ------   ------   ------   ------   ------   ------   ------
      37.75%   38.14%   36.77%    9.76%   10.03%    8.98%    8.96%    9.15%    8.10%
     $3,255   $  242   $  617   $1,785   $   85   $  104   $1,512   $   35   $   11
       1.32%    1.06%    2.07%    1.34%    1.09%    2.10%    1.38%    1.14%    2.14%
       1.91%    2.11%    1.07%    2.14%    2.37%    1.31%    2.24%    2.47%    1.12%
       7.20%    7.20%    7.20%   19.75%   19.75%   19.75%   28.98%   28.98%   28.98%
------------------------------------------------------------------------------------

    Period from April 1, 2000 to
            October 31,             Year Ended March 31,
    ----------------------------    ---------------------
                2000                        1999
    ----------------------------    ---------------------
    Class A   Class I   Class Cf    Class A        Class Id
    ----------------------------    ---------------------
    $25.05    $25.07     $24.97     $27.42         $24.59
    ------    ------     ------     ------         ------
      0.41      0.45       0.11       0.63           0.30
      0.01      0.01       0.36      (2.73)         (1.47)
    ------    ------     ------     ------         ------
      0.42      0.46       0.47      (2.10)         (1.17)
    ------    ------     ------     ------         ------
        --        --         --      (0.83)            --
        --        --         --      (1.59)         (0.52)
    ------    ------     ------     ------         ------
        --        --         --      (2.42)         (0.52)
    ------    ------     ------     ------         ------
    $25.47    $25.53     $25.44     $22.90         $22.90
    ------    ------     ------     ------         ------
    ------    ------     ------     ------         ------
      1.68%(b)  1.83%(b)   1.88%(b)  (7.95)%        (4.72)%(b)
    $1,614    $   14     $    1     $2,063         $   12
      1.35%(a)  1.10%(a)   1.87%(a)   1.23%          1.01%(a)
      2.78%(a)  3.04%(a)   1.10%(a)   2.75%          3.04%(a)
     11.91%    11.91%     11.91%      9.89%          9.89%


          Please see Footnotes to the Financial Highlights on page   .

                               FIRST EAGLE FUNDS
                      FINANCIAL HIGHLIGHTS -- (continued)

                                                 Year Ended October 31,
                                              ----------------------------
                                                          2004
                                              ----------------------------
                                              Class A    Class I    Class C
                                              ----------------------------
First Eagle Overseas Fund
SELECTED PER SHARE DATA
 Net asset value, beginning of period.......  $          $          $
                                              ------     ------     ------
Income (loss) from investment operations:
 Net investment income (loss)...............
 Net realized and unrealized gains (losses)
   on investments...........................
                                              ------     ------     ------
 Total from investment operations...........
                                              ------     ------     ------
Less distributions:
 Dividends from net investment income.......
 Distributions from capital gains...........
                                              ------     ------     ------
 Total distributions........................
                                              ------     ------     ------
   Net asset value, end of period...........
                                              ------     ------     ------
                                              ------     ------     ------
Total Return(c).............................
Ratios and Supplemental Data
Net assets, end of period (millions)........
Ratio of operating expenses to average net
 assets(i)..................................
Ratio of net investment income to average
 net assets(j)..............................
Portfolio turnover rate.....................        %          %          %


                                                       Year Ended March 31,
                                                       --------------------
                                                               2000
                                                       --------------------
                                                       Class A       Class I
                                                       ---------------------
First Eagle Overseas Fund
SELECTED PER SHARE DATA
 Net asset value, beginning of period.............     $11.36        $11.37
                                                       ------        ------
Income (loss) from investment operations:
 Net investment income (loss).....................       0.28          0.31
 Net realized and unrealized gains (losses) on
   investments....................................       3.59          3.59
                                                       ------        ------
 Total from investment operations.................       3.87          3.90
                                                       ------        ------
Less distributions:
 Dividends from net investment income.............      (0.18)        (0.20)
 Distributions from capital gains.................      (0.64)        (0.64)
                                                       ------        ------
 Total distributions..............................      (0.82)        (0.84)
                                                       ------        ------
   Net asset value, end of period.................     $14.41        $14.43
                                                       ------        ------
                                                       ------        ------
Total Return(c)...................................      34.46%        34.76%
Ratios and Supplemental Data
Net assets, end of period (millions)..............     $  450        $   27
Ratio of operating expenses to average net
 assets(i)........................................       1.34%         1.15%
Ratio of net investment income to average net
 assets(j)........................................       2.10%         2.14%
Portfolio turnover rate...........................      26.62%        26.62%


          Please see Footnotes to the Financial Highlights on page   .

                              Year Ended October 31,
-----------------------------------------------------------------------------------
            2003                         2002                       2001
-----------------------------  -------------------------  -------------------------
    Class A  Class I  Class C  Class A  Class I  Class C  Class A  Class I  Class C
-----------------------------  -------------------------  -------------------------
    $12.45   $12.48   $12.30   $11.21   $11.21   $11.15   $14.31   $14.34   $14.31
    ------   ------   ------   ------   ------   ------   ------   ------   ------
      0.18     0.22     0.07     0.12     0.15     0.02     0.11     0.13    (0.01)
      5.09     5.10     5.04     1.12     1.12     1.13     0.19     0.19     0.21
    ------   ------   ------   ------   ------   ------   ------   ------   ------
      5.27     5.32     5.11     1.24     1.27     1.15     0.30     0.32     0.20
    ------   ------   ------   ------   ------   ------   ------   ------   ------
     (0.21)   (0.22)   (0.12)      --       --       --    (0.76)   (0.81)   (0.72)
     (0.01)   (0.01)   (0.01)      --       --       --    (2.64)   (2.64)   (2.64)
    ------   ------   ------   ------   ------   ------   ------   ------   ------
     (0.22)   (0.23)   (0.13)      --       --       --    (3.40)   (3.45)   (3.36)
    ------   ------   ------   ------   ------   ------   ------   ------   ------
    $17.50   $17.57   $17.28   $12.45   $12.48   $12.30   $11.21   $11.21   $11.15
    ------   ------   ------   ------   ------   ------   ------   ------   ------
    ------   ------   ------   ------   ------   ------   ------   ------   ------
     42.96%   43.29%   41.91%   11.06%   11.33%   10.31%    2.01%    2.19%    1.19%
    $2,345   $1,084   $  390   $  766   $  209   $   66   $  409   $   61   $    6
      1.31%    1.05%    2.05%    1.39%    1.15%    2.15%    1.53%    1.28%    2.26%
      1.23%    1.48%    0.45%    0.96%    1.17%    0.19%    0.91%    1.10%   (0.08)%
      3.46%    3.46%    3.46%   10.52%   10.52%   10.52%   17.27%   17.27%   17.27%

    Period from April 1, 2000 to
            October 31,                       Year Ended March 31,
------------------------------------         -----------------------
                2000                                 1999
------------------------------------         -----------------------
    Class A     Class I    Class C(f)        Class A       Class I(d)
------------------------------------         -----------------------
    $14.41      $14.43      $  14.14         $13.52         $12.31
    ------      ------      --------         ------         ------
      0.19        0.21            --           0.15           0.41
     (0.29)      (0.30)         0.17          (0.97)         (1.10)
    ------      ------      --------         ------         ------
     (0.10)      (0.09)         0.17          (0.82)         (0.69)
    ------      ------      --------         ------         ------
        --          --            --          (0.57)            --
        --          --            --          (0.77)         (0.25)
    ------      ------      --------         ------         ------
        --          --            --          (1.34)         (0.25)
    ------      ------      --------         ------         ------
    $14.31      $14.34      $  14.31         $11.36         $11.37
    ------      ------      --------         ------         ------
    ------      ------      --------         ------         ------
     (0.69)%(b)  (0.62)%(b)     1.20%(b)      (6.46)%        (5.53)%(b)
    $  390      $   28      $      1         $  453         $    3
      1.41%(a)    1.16%(a)      1.95%(a)       1.29%          1.03%(a)
      2.23%(a)    2.48%(a)     (0.05)%(a)      2.22%          1.97%(a)
     17.28%      17.28%        17.28%          9.31%          9.31%


          Please see Footnotes to the Financial Highlights on page   .

                               FIRST EAGLE FUNDS
                      FINANCIAL HIGHLIGHTS -- (continued)

                                                      Year Ended October 31,
                                                    -------------------------
                                                              2004
                                                    -------------------------
                                                    Class A  Class I  Class C
                                                    -------------------------
First Eagle U.S. Value Fund
SELECTED PER SHARE DATA
Net asset value, beginning of period..............  $        $        $
                                                    ------   ------   ------
Income (loss) from investment operations:
 Net investment income (loss).....................
 Net realized and unrealized gains (losses) on
   investments....................................
                                                    ------   ------   ------
 Total from investment operations.................
                                                    ------   ------   ------
Less distributions:
 Dividends from net investment income.............
 Distributions from capital gains.................
                                                    ------   ------   ------
 Total distributions..............................
                                                    ------   ------   ------
   Net asset value, end of period.................  $        $        $
                                                    ------   ------   ------
                                                    ------   ------   ------
Total Return(c)...................................
Ratios and Supplemental Data
Net assets, end of period (millions)..............  $        $        $
Ratio of operating expenses to average net
 assets(i)........................................
Ratio of net investment income to average net
 assets(j)........................................
Portfolio turnover rate...........................

-------------------------------------------------------------------------------



                                                    Year Ended October 31,
                                                 ----------------------------
                                                             2004
                                                 ----------------------------
                                                 Class A  Class I(h) Class C(h)
                                                 ----------------------------
First Eagle Gold Fund
SELECTED PER SHARE DATA
Net asset value, beginning of period...........  $         $         $
                                                 ------    ------    --------
Income (loss) from investment operations:
 Net investment income (loss)..................
 Net realized and unrealized gains (losses) on
   investments.................................
                                                 ------    ------    --------
 Total from investment operations..............
                                                 ------    ------    --------
Less distributions:
 Dividends from net investment income..........
                                                 ------    ------    --------
 Distributions from capital gains..............
                                                 ------    ------    --------
 Total distributions...........................
                                                 ------    ------    --------
   Net asset value, end of period..............
                                                 ------    ------    --------
                                                 ------    ------    --------
Total Return(c)................................
Ratios and Supplemental Data
Net assets, end of period (millions)...........
Ratio of operating expenses to average net
 assets(i).....................................
Ratio of net investment income to average net
 assets(j).....................................
Portfolio turnover rate........................



          Please see Footnotes to the Financial Highlights on page   .

    ----------------------------------------------------------------------------------------------
                                                               Period from September 4, 2001(g) to
                     Year Ended October 31,                               October 31,
    --------------------------------------------------------   -----------------------------------
               2003                          2002                            2001
    --------------------------    --------------------------   -----------------------------------
    Class A   Class I   Class C   Class A   Class I   Class C              Class A
    --------------------------    --------------------------   -----------------------------------
    $10.56    $10.59    $10.48    $10.16    $10.16    $10.14                $ 10.00
    ------    ------    ------    ------    ------    ------                -------
      0.19      0.23      0.11      0.13      0.14      0.13                     --
      2.46      2.45      2.43      0.29      0.31      0.23                   0.16
    ------    ------    ------    ------    ------    ------                -------
      2.65      2.68      2.54      0.42      0.45      0.36                   0.16
    ------    ------    ------    ------    ------    ------                -------
     (0.16)    (0.17)    (0.07)       --        --        --                     --
     (0.34)    (0.34)    (0.34)    (0.02)    (0.02)    (0.02)                    --
    ------    ------    ------    ------    ------    ------                -------
     (0.50)    (0.51)    (0.41)    (0.02)    (0.02)    (0.02)                    --
    ------    ------    ------    ------    ------    ------                -------
     12.71     12.76     12.61     10.56     10.59     10.48                $ 10.16
    ------    ------    ------    ------    ------    ------                -------
    ------    ------    ------    ------    ------    ------                -------
     26.10%    26.34%    25.03%     4.12%     4.41%     3.53%                  1.60%(b)
    $   41    $   49    $   20    $   22    $   31    $   10                $     7
      1.51%     1.26%     2.26%     1.50%     1.25%     2.25%                  1.50%(a)
      1.72%     1.99%     0.97%     1.65%     1.85%     0.93%                 (0.21)%(a)
     33.45%    33.45%    33.45%    22.66%    22.66%    22.66%                  2.57%

----------------------------------------------------------------------------------------
                      Period from September 4, 2001(g) to
     ---------------------------------------------------------------------
                  Class I                             Class C
     --------------------------------          ---------------------------
                  $ 10.00                            $  10.00
                  -------                            --------
                       --                               (0.02)

                     0.16                                0.16
                  -------                            --------
                     0.16                                0.14
                  -------                            --------
                       --                                  --
                       --                                  --
                  -------                            --------
                       --                                  --
                  -------                            --------
                  $ 10.16                            $  10.14
                  -------                            --------
                  -------                            --------
                     1.60%(b)                            1.40%(b)
                  $    17                            $      2
                     1.25%(a)                            2.25%(a)
                     0.10%(a)                           (1.02)%(a)
                     2.57%                               2.57%

                                                             Period from
                                                           April 1, 2000 to        Year Ended
                Year Ended October 31,                       October 31,            March 31,
-------------------------------------------------------    ----------------    -----------------
              2003                      2002      2001           2000           2000       1999
---------------------------------      -------   -------   ----------------    -------    -------
    Class A  Class I(h)  Class C(h)    Class A   Class A    Class A            Class A    Class A
---------------------------------      -------   -------   ----------------    -------    -------
     $10.41    $12.41    $  12.41      $ 6.17    $ 4.44         $ 5.17         $  5.44    $ 7.31
     ------    ------    --------      ------    ------         ------         -------    ------
      (0.06)    (0.02)      (0.09)       0.01      0.02           0.09            0.15      0.16
       5.72      3.64        3.64        4.30      1.92          (0.82)          (0.27)    (1.82)
     ------    ------    --------      ------    ------         ------         -------    ------
       5.66      3.62        3.55        4.31      1.94          (0.73)          (0.12)    (1.66)
     ------    ------    --------      ------    ------         ------         -------    ------
     ------    ------    --------      ------    ------         ------         -------    ------
      (0.08)       --          --       (0.07)    (0.21)            --           (0.15)    (0.21)
     ------    ------    --------      ------    ------         ------         -------    ------
     ------    ------    --------      ------    ------         ------         -------    ------
      (0.08)       --          --       (0.07)    (0.21)            --           (0.15)    (0.21)
     ------    ------    --------      ------    ------         ------         -------    ------
     $15.99    $16.03    $  15.96      $10.41    $ 6.17         $ 4.44         $  5.17    $ 5.44
     ------    ------    --------      ------    ------         ------         -------    ------
     ------    ------    --------      ------    ------         ------         -------    ------
      54.64%    29.17%(b)   28.61%(b)   70.70%    45.19%        (14.12)%(b)      (2.52)%  (22.77)%
     $  374    $   30    $     32      $   90    $   13         $   10         $    13    $   18
       1.49%     1.23%(a)    2.19%(a)    1.66%     2.65%          2.56%(a)        2.15%     1.62%
      (0.43)%   (0.24)%(a)  (1.26)%(a)   0.09%     0.36%          2.92%(a)        2.25%     2.01%
       0.98%     0.98%       0.98%       4.27%    29.16%         11.66%          15.70%    37.73%


          Please see Footnotes to the Financial Highlights on page   .

                               FIRST EAGLE FUNDS
                      FINANCIAL HIGHLIGHTS -- (continued)

-----------------------------------------------------------------------------
                                        Year Ended October 31,
                          ---------------------------------------------------
                                    2004                       2003
                          ------------------------   ------------------------
                          Class    Class    Class    Class    Class    Class
                            Y        C        A        Y        C        A
                          ------------------------   ------------------------
First Eagle Fund of
America
SELECTED PER SHARE DATA
Net asset value,
 beginning of period...   $        $        $        $19.47   $18.73   $19.29
                          ------   ------   ------   ------   ------   ------
Income (loss) from
 investment operations:
 Net investment income
   (loss)..............                               (0.17)   (0.31)   (0.22)
 Net realized and
   unrealized gains
   (losses) on
   investments.........                                3.73     3.57     3.73
                          ------   ------   ------   ------   ------   ------
Total from investment
 operations............                                3.56     3.26     3.51
                          ------   ------   ------   ------   ------   ------
Less distributions:
 Dividends from net
   investment income...
 Distributions from
   capital gains.......                                  --       --       --
                          ------   ------   ------   ------   ------   ------
 Total distributions...                                  --       --       --
                          ------   ------   ------   ------   ------   ------
 Net asset value, end
   of period...........   $        $        $        $23.03   $21.99   $22.80
                          ------   ------   ------   ------   ------   ------
                          ------   ------   ------   ------   ------   ------
Total Return(c)........        %        %        %    18.28%   17.41%   18.20%
Ratios and Supplemental
 Data
Net assets, end of
 period (millions).....   $        $        $        $  554   $   11   $    6
Ratio of operating
 expenses to average
 net assets(i).........        %        %        %     1.50%    2.25%    1.75%
Ratio of net investment
 income to average net
 assets(j).............        %        %        %    (0.79)%  (1.55)%  (1.07)%
Portfolio turnover
 rate..................        %        %        %    47.88%   47.88%   47.88%



          Please see Footnotes to the Financial Highlights on page   .

                        Year Ended October 31,
    ---------------------------------------------------------------
                 2002                             2001
    ------------------------------   ------------------------------
    Class Y    Class C    Class A    Class Y    Class C    Class A
    $ 20.87    $ 20.24    $ 20.72    $ 20.07    $ 19.62    $ 19.98
    -------    -------    -------    -------    -------    -------
      (0.17)     (0.32)     (0.22)     (0.06)     (0.21)     (0.11)
      (0.66)     (0.62)     (0.64)      1.01       0.98       1.00
    -------    -------    -------    -------    -------    -------
      (0.83)     (0.94)     (0.86)      0.95       0.77       0.89
    -------    -------    -------    -------    -------    -------
      (0.57)     (0.57)     (0.57)     (0.15)     (0.15)     (0.15)
    -------    -------    -------    -------    -------    -------
      (0.57)     (0.57)     (0.57)     (0.15)     (0.15)     (0.15)
    -------    -------    -------    -------    -------    -------
    $ 19.47    $ 18.73    $ 19.29    $ 20.87    $ 20.24    $ 20.72
    -------    -------    -------    -------    -------    -------
    -------    -------    -------    -------    -------    -------
      (4.21)%    (4.90)%    (4.39)%      4.8%       4.0%       4.5%
    $   473    $     6    $     2    $   393    $     6    $     1
       1.51%      2.26%      1.76%       1.4%       2.2%       1.7%
      (0.82)%    (1.57)%    (1.07)%     (0.3)%     (1.0)%     (0.5)%
      51.25%     51.25%     51.25%        83%        83%        83%


          Please see Footnotes to the Financial Highlights on page   .

                            FIRST EAGLE FUNDS, INC.
                      FINANCIAL HIGHLIGHTS -- (continued)


-------------------------------------------------------------------------------
                                         Year Ended October 31,
                          -----------------------------------------------------
                                    2000                        1999
                          ------------------------   --------------------------
                          Class    Class    Class    Class    Class
                            Y        C        A        Y        C      Class A(e)
-------------------------------------------------------------------------------
First Eagle Fund of
America
SELECTED PER SHARE DATA
Net asset value,
 beginning of period...   $20.46   $20.18   $20.42   $21.53   $21.43    $20.33
                          ------   ------   ------   ------   ------    ------
Income (loss) from
 investment operations:
 Net investment income
   (loss)..............    (0.03)   (0.17)   (0.08)    0.07    (0.20)    (0.09)
 Net realized and
   unrealized gains
   (losses) on
   investments.........     1.18     1.15     1.18     2.45     2.54      1.93
                          ------   ------   ------   ------   ------    ------
Total from investment
 operations............     1.15     0.98     1.10     2.52     2.34      1.84
                          ------   ------   ------   ------   ------    ------
Less distributions:
 Distributions from
   capital gains.......    (1.54)   (1.54)   (1.54)   (3.59)   (3.59)    (1.75)
                          ------   ------   ------   ------   ------    ------
 Total distributions...    (1.54)   (1.54)   (1.54)   (3.59)   (3.59)    (1.75)
                          ------   ------   ------   ------   ------    ------
 Net asset value, end
   of period...........   $20.07   $19.62   $19.98   $20.46   $20.18    $20.42
                          ------   ------   ------   ------   ------    ------
                          ------   ------   ------   ------   ------    ------
Total Return(c)........      6.1%     5.2%     5.8%    12.1%    11.2%      8.6%(b)
Ratios and Supplemental
 Data
Net assets, end of
 period (millions).....   $  377   $    7   $    1   $  536   $   20    $    2
Ratio of operating
 expenses to average
 net assets(i).........      1.4%     2.2%     1.7%     1.4%     2.1%      1.6%(a)
Ratio of net investment
 income to average net
 assets(j).............     (0.2)%   (0.9)%   (0.4)%    0.3%    (0.9)%    (0.4)%(a)
Portfolio turnover
 rate..................       55%      55%      55%      89%      89%       89%

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                               FIRST EAGLE FUNDS
                         NOTES TO FINANCIAL HIGHLIGHTS


(a) Annualized.

(b) Not annualized.

(c) Does not give effect to the deduction of the CDSC (Contingent Deferred Sales Charge) of 1.00%.

(d) July 31, 1998 inception date.

(e) November 20, 1998 inception date.

(f) June 5, 2000 inception date.

(g) September 4, 2001 inception date.

(h) May 15, 2003 inception date.

(i) The ratio of operating expenses to average net assets without the effect of earnings credits and in the case of the First Eagle U.S. Value Fund, without the effect of earnings credits and expense reimbursements are as follows:


-------------------------------------------------------------------------------------------------------------------
                                                       Year Ended October 31,
                       --------------------------------------------------------------------------------------------
                                  2004                          2003                             2002
                       ---------------------------   -----------------------------      ---------------------------
                       Class A   Class I   Class C   Class A   Class I     Class C      Class A   Class I   Class C
                       ---------------------------   -----------------------------      ---------------------------
First Eagle
 Global Fund.........       %         %         %     1.32%     1.07%       2.07%       1.34%     1.10%     2.10%
First Eagle
 Overseas Fund.......       %         %         %     1.31%     1.06%       2.05%       1.40%     1.15%     2.15%
First Eagle U.S.
 Value Fund..........       %         %         %     1.51%     1.26%       2.26%       1.92%     1.69%     2.67%
First Eagle
 Gold Fund...........       %         %         %     1.50%     1.23%(a)(h) 2.19%(a)(h) 1.67%        --        --



-------------------------------------------------------------------------------------------------------------------
                                                          Year Ended October 31,
                          ---------------------------------------------------------------------------------------
                                     2004                          2003                          2002
                          ---------------------------   ---------------------------   ---------------------------
                          Class Y   Class C   Class A   Class Y   Class C   Class A   Class Y   Class C   Class A
                          ---------------------------   ---------------------------   ---------------------------
First Eagle Fund of
 America................       %         %         %     1.50%     2.25%     1.75%     1.51%     2.26%     1.76%


(j) The ratio of net investment income to average net assets without the effect of earnings credits and in the case of the First Eagle U.S. Value Fund, without the effect of earnings credits and expense reimbursements are as follows:


-------------------------------------------------------------------------------------------------------------------
                                                       Year Ended October 31,
                       ---------------------------------------------------------------------------------------------
                                  2004                            2003                              2002
                       ---------------------------   ------------------------------       ---------------------------
                       Class A   Class I   Class C   Class A   Class I      Class C       Class A   Class I   Class C
                       ---------------------------   ------------------------------       ---------------------------
First Eagle Global
 Fund................       %         %         %      1.91%     2.10%        1.07%        2.14%     2.37%     1.31%
First Eagle Overseas
 Fund................       %         %         %      1.23%     1.48%        0.45%        0.96%     1.17%     0.19%
First Eagle
 U.S. Value
 Fund................       %         %         %      1.72%     1.99%        0.97%        2.08%     2.29%     1.35%
First Eagle Gold
 Fund................       %         %         %    (0.43)%   (0.25)%(a)(h) (1.26)%(a)(h) 0.08%        --        --



--------------------------------------------------------------------------------
                                        Year Ended October 31,
                       ---------------------------------------------------------
                                  2004                          2003
                       ---------------------------   ---------------------------
                       Class Y   Class C   Class A   Class Y   Class C   Class A
                       ---------------------------   ---------------------------
First Eagle Fund of
 America.............       %         %         %     (0.79)%   (1.55)%   (1.07)%

------------------------------------------------------------------------------------------------------------------
                                          Period from April 1, 2000
    Year Ended October 31,                     to October 31,                     Year Ended March 31,
-----------------------------------     --------------------------------   ---------------------------------------
              2001                                  2000                       2000                 1999
----------------------------------- ------------------------------------    -----------------  --------------------
    Class A     Class I     Class C  Class A(a)  Class I(a)  Class C(a)(f)  Class A   Class I  Class A  Class I(a)(d)
-----------------------------------  ------------------------------------   -----------------  --------------------

     1.39%       1.14%       2.14%       1.36%       1.11%       1.85%      1.32%     1.07%     1.24%      1.63%

     1.53%       1.28%       2.26%       1.41%       1.16%       1.94%      1.34%     1.15%     1.29%      1.21%

     3.33%(a)(g) 3.16%(a)(g) 4.05%(a)(g)    --          --          --         --        --        --         --

     2.66%        --        --           2.59%          --          --      2.16%        --     1.64%         --


                                    Year Ended October 31,
-----------------------------------------------------------------------------------------------
              2001                            2000                            1999
--------------------------------   ---------------------------   ------------------------------
     Class Y   Class C   Class A   Class Y   Class C   Class A   Class Y   Class C   Class A(a)(e)
--------------------------------   ---------------------------   ------------------------------

       1.4%      2.2%      1.7%      1.4%      2.2%      1.7%      1.4%      2.1%       1.6%

----------------------------------------------------------------------------------------------------------------------------
                                           Period from April 1, 2000
      Year Ended October 31,                     to October 31,                           Year Ended March 31,
------------------------------------       --------------------------------       ------------------------------------------
                2001                                   2000                           2000                  1999
------------------------------------       --------------------------------       -----------------   ----------------------
    Class A     Class I     Class C        Class A    Class I(a)  Class C(a)(f)   Class A   Class I   Class A   Class I(a)(d)
------------------------------------       --------------------------------       -----------------   ----------------------
     2.24%       2.47%       1.12%        2.78%       3.03%        1.11%         2.66%     2.87%      2.74%      2.42%
     0.91%       1.10%      (0.08)%       2.23%       2.48%       (0.06)%        2.10%     2.14%      2.22%      1.79%
     1.62%(a)(g) 2.02%(a)(g) 0.80%(a)(g)     --          --          --             --        --         --         --
     0.35%          --          --        2.89%          --          --          2.24%        --      1.99%         --

                        USEFUL SHAREHOLDER INFORMATION

How to Obtain Our Shareholder Reports
We will send you copies of our Annual and Semi-annual Reports on a regular basis once you become a shareholder. The Annual Reports contain a discussion of the market conditions and investment stragegies that significantly affected the Funds' performance during the last fiscal year. They also contain audited financial statements by the Funds' independent accountants.

How to Obtain Our Statement of Additional Information
The Statement of Additional Information (SAI), which is referenced in this prospectus, is available to you without charge from us. You may visit the SEC's Internet Website (http://www.sec.gov) to view the SAI and other information. Also. you can obtain copies of teh SAI by sending your request and fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by e-mail to publicinfoo@sec.gov. You also may review and copy information about the Funds, including the SAI, at the SEC's Public Reference Room in Washington, D.C. To find out more about the public reference room, call the SEC at (202) 942-8090.

How to Reach First Eagle Funds
You can send all requests for information or transactions to:
First Eagle Funds
P.O. Box 219324
Kansas City, MO 64121-9324
You can contact us by telephone at (800) 334-2143.

You can also reach us for any reason by visiting our website at:
www.firsteaglefunds.com

Distributor
First Eagle Funds distributors, a division of ASB Securities LLC
1345 Avenue of the Americas
New York, NY 10105

Investment Adviser
Arnhold and S. Bleichroeder Advisers, LLC
1345 Avenue of the Americas
New York, NY 10105



Investment Company Act File Number: 811-07762

                      STATEMENT OF ADDITIONAL INFORMATION


                            FIRST EAGLE GLOBAL FUND
                           FIRST EAGLE OVERSEAS FUND
                          FIRST EAGLE U.S. VALUE FUND
                             FIRST EAGLE GOLD FUND
                          FIRST EAGLE FUND OF AMERICA
                                 MARCH 1, 2005


                              -------------------

                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105
                                 (212) 698-3000

                              -------------------

                   ARNHOLD AND S. BLEICHROEDER ADVISERS, LLC
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105
                               INVESTMENT ADVISER

                        FIRST EAGLE FUNDS DISTRIBUTORS,
                        A DIVISION OF ASB SECURITIES LLC
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105
                                  DISTRIBUTOR


                              -------------------

    This Statement of Additional Information provides information about First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, five separate portfolios of First Eagle Funds (the 'Trust'), an open-end management investment company, which information is in addition to that contained in the Prospectus of the Trust dated March 1, 2005. This Statement of Additional Information is not a prospectus. It relates to and should be read in conjunction with the Prospectus of the Trust, copies of which can be obtained by writing or by calling the Trust at (800) 334-2143.



    Certain disclosure, including the Funds' financial statements and the notes thereto, have been incorporated by reference into this Statement of Additional Information from the Trust's annual reports. For a free copy of the annual reports, please call the Trust at (800) 334-2143.


                              -------------------

                               TABLE OF CONTENTS


                                                              STATEMENT OF
                                                               ADDITIONAL
                                                              INFORMATION

                                                                  PAGE
                                                                  ----
Organization of the Funds...................................        1
Investment Objective, Policies and Restrictions.............        2
Management of the Trust.....................................       17
Investment Advisory and Other Services......................       24
Voting of Proxies...........................................       28
Distributor of the Funds' Shares............................       29
Fund Shares.................................................       30
Computation of Net Asset Value..............................       30
Disclosure of Portfolio Holdings............................       31
How to Purchase Shares......................................       31
Tax Status..................................................       31
Portfolio Transactions and Brokerage........................       36
Custody of Portfolio........................................       38
Independent Auditors........................................       38
Financial Statements........................................       38
Appendix....................................................      A-1

                           ORGANIZATION OF THE FUNDS


    First Eagle Global Fund (formerly First Eagle SoGen Global Fund), First Eagle Overseas Fund (formerly First Eagle SoGen Overseas Fund), First Eagle U.S. Value Fund, First Eagle Gold Fund (formerly First Eagle SoGen Gold Fund) and First Eagle Fund of America (each individually referred to as a 'Fund,' collectively, the 'Funds' or, alternatively, the 'Global Fund,' the 'Overseas Fund,' the 'U.S. Value Fund,' the 'Gold Fund,' and the 'First Eagle Fund of America,' respectively) are five separate portfolios of First Eagle Funds (the 'Trust'), formerly First Eagle Funds, Inc., an open-end investment management company originally incorporated under the laws of Maryland in May 1993. The shareholders of the Trust approved reorganization of the Funds as a Delaware statutory trust, effective April 23, 2004. Prior to the reorganization, the Board of Directors of the former company approved changing the name of that company from 'First Eagle SoGen Funds, Inc.' to 'First Eagle Funds, Inc.' effective December 31, 2002. (In addition, prior to June 5, 2002, the First Eagle Fund of America was a separate portfolio of a different Delaware statutory trust also named First Eagle Funds, which trust has since been liquidated.) Each Fund is a separate, diversified portfolio of assets (other than the Gold Fund and the First Eagle Fund of America, each of which is a non-diversified portfolio of assets) and has a different investment objective which it pursues through separate investment policies, as described below. The Trust's investment adviser is Arnhold and S. Bleichroeder Advisers, LLC ('ASB Advisers' or the 'Adviser'), a registered investment adviser. The Trust's principal underwriter is First Eagle Funds Distributors, a division of ASB Securities LLC ('First Eagle Distributors' or the 'Distributor'), a registered broker-dealer located in New York. Both ASB Advisers and ASB Securities LLC are wholly owned subsidiaries of Arnhold and S. Bleichroeder Holdings, Inc., a privately owned holding company organized under the laws of New York.



    Pursuant to the laws of Delaware, the Trust's state of formation, the Board of Trustees of the Trust has adopted By-Laws of the Trust that do not require annual meetings of the Funds' shareholders. The absence of a requirement that the Trust hold annual meetings of the Funds' shareholders reduces its expenses. Meetings of shareholders will continue to be held when required by the Investment Company Act of 1940, as amended (the 'Investment Company Act'), or Delaware law, or when called by the Chairman of the Board of Trustees, the President or shareholders owning 10% of a Fund's outstanding shares. The cost of any such notice and meeting will be borne by each Fund.



    Under the provisions of the Investment Company Act, a vacancy on the Board of Trustees of the Trust may be filled between meetings of the shareholders of the Trust by vote of the Trustees then in office if, immediately after filling such vacancy, at least two-thirds of the Trustees then holding office have been elected to the office of Trustee by the shareholders of the Funds. In the event that at any time less than a majority of the Trustees of the Trust holding office at that time were elected by the shareholders of the Funds, the Board of Trustees or the Chairman of the Board shall, within sixty days, cause a meeting of shareholders to be held for the purpose of electing trustees to fill any vacancies in the Board of Trustees.



    The staff of the Securities and Exchange Commission ('SEC') has advised the Funds that it interprets Section 16(c) of the Investment Company Act, which provides a means for dissident shareholders of common-law trusts to communicate with other shareholders of such trusts and to vote upon the removal of trustees upon the request in writing by the record holders of not less than 10 percent of the outstanding shares of the trust, to apply to investment companies, such as the Trust, that are incorporated under Delaware law.

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

Investment Objective of the Funds

    GLOBAL FUND. The Global Fund's investment objective is to provide long-term growth of capital through investments in a range of asset classes from markets in the United States and around the world. In seeking to achieve this objective, the Fund will normally invest its assets primarily in common stocks (and in securities convertible into common stocks) of United States and foreign companies. However, the Fund reserves the right to invest a portion of its assets in fixed-income securities of domestic or foreign issuers which, in addition to the income they may provide, appear to offer potential for long-term growth of capital.

    OVERSEAS FUND. The Overseas Fund seeks long-term growth of capital through investments primarily in equities issued by non-U.S. corporations. In seeking to achieve this objective, the Overseas Fund invests primarily in companies traded in mature markets and may invest in emerging markets. Under normal market conditions, the Overseas Fund invests at least 80% of its total assets, taken at market value, in foreign securities. The Fund uses the techniques and invests in the types of securities described below and in the Fund's Prospectus.

    U.S. VALUE FUND. The U.S. Value Fund seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its assets in domestic equity and debt securities (at least 65% in equity securities). The Fund uses the techniques and invests in the types of securities described below and in the Fund's Prospectus.


    GOLD FUND. The Gold Fund seeks to provide investors the opportunity to participate in the investment characteristics of gold (and to a limited extent other precious metals) for a portion of their overall investment portfolio. Gold-related investments have provided protection against loss of purchasing power during periods of extensive price inflation and/or following periods of extensive credit expansion. Under normal circumstances, at least 80% of the value of the Fund's total assets will be invested in precious metals and/or securities (which may include both equity and, to a limited extent, debt securities) directly related to precious metals or of issuers engaged in gold or other precious metal operations, including securities of gold mining finance companies as well as operating companies with long, medium or short-life mines.


    FIRST EAGLE FUND OF AMERICA. The First Eagle Fund of America seeks capital appreciation by investing primarily in domestic stocks and to a lesser extent in debt and foreign equity securities. Normally at least 80% of First Eagle Fund of America's assets will be invested in domestic equity and debt securities and at least 65% will be invested in domestic equity securities.

    When deemed appropriate by a Fund's investment adviser for short-term investment or defensive purposes, a Fund may hold up to 100% of its assets in short-term debt instruments including U.S. government obligations, commercial paper and certificates of deposits. Investors should refer to each Fund's Prospectus for further discussion of the Fund's investment objective and policy. There can be no assurance that a Fund's stated objective will be realized.

Policies and Techniques Applicable to All Funds

    The investment objectives of the Funds describe each Fund's principal investment strategies. Except as otherwise described below, each of the investment techniques below are considered to be non-principal techniques for each Fund.


Investment Policies, Techniques and Risks of the Funds


    Structured Notes. Each of the Global Fund and the U.S. Value Fund may invest up to 5% of its assets in structured notes and/or preferred stock, the value of which is linked to the price of a referenced commodity. Structured notes and/or preferred stock differ from other types of securities in which the Fund may invest in several respects. For example, not only the coupon but also the redemption amount at maturity may be increased or decreased depending on the change in the price of the referenced commodity.

    The Overseas Fund may invest in structured notes and/or preferred stock, the value of which is linked to currencies, interest rates, other commodities, indices or other financial indicators, and the Gold Fund may invest in structured notes and/or preferred stock, the value of which is linked to the price of gold or other precious metals. Structured securities differ from other types of securities in which the Funds may invest in several respects. For example, the coupon dividend and/or redemption amount at maturity may be increased or decreased depending on changes in the value of the underlying instrument.

    Investment in structured securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the redemption amount may decrease as a result of changes in the price of the underlying instrument. Further, in the case of certain structured securities, the coupon and/or dividend may be reduced to zero, and any further declines in the value of the underlying instrument may then reduce the redemption amount payable on maturity. Finally, structured securities may be more volatile than the price of the underlying instrument.


    Foreign Securities. Each Fund may (and the Global Fund and the Overseas Fund will) invest in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. Investing in foreign securities is a principal investment strategy of the Global Fund and the Overseas Fund. The Funds may invest in securities of foreign issuers directly or in the form of American Depository Receipts (ADRs), Global Depository Receipts (GDRs), European Depository Receipts (EDRs), or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are global offerings where two securities are issued simultaneously in two markets, usually publicly in non-U.S. markets and privately in the U.S. market. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, EDRs, in bearer form, are designed for use in European securities markets, and GDRs are designed for use in the U.S. and European securities markets. Each of the Funds may invest in both 'sponsored' and 'unsponsored' ADRs. In a sponsored ADR, the issuer typically pays some or all of the expenses of the depository and agrees to provide its regular shareholder communications to ADR holders. An unsponsored ADR is created independently of the issuer of the underlying security. The ADR holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications. Issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADRs. Each Fund (other than First Eagle Fund of America) does not expect to invest more than 5% of its total assets in unsponsored ADRs.



    With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the investment performance of a Fund is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See also the discussion under 'Currency Exchange Transactions.')



    Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts (or other foreign cash management positions) involve certain risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in the rates of exchange between the U.S. dollar and foreign currencies; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements.


    Although the Funds seek to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.


    The cost of investing in foreign securities is higher than the cost of investing in U.S. securities. Investing in each Fund (other than the U.S. Value Fund and First Eagle Fund of America, each of which expect to invest in foreign securities on only a limited basis) is an efficient way for an individual to participate in foreign markets, but its expenses, including advisory and custody fees, are higher than the expenses of many mutual funds that invest in domestic equities.



    Restricted and Illiquid Securities. Each Fund may invest up to 15% of its net assets (10% in the case of the Global Fund and the U.S. Value Fund) in illiquid securities, including certain securities that are subject to legal or contractual restrictions on resale ('restricted securities'). Generally, restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the '1933 Act'). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Trustees.



    Notwithstanding the above, a Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board of Trustees of the Trust, will consider whether securities purchased under Rule 144A are illiquid and thus subject to a Fund's restriction on investing in illiquid securities. A determination as to whether a Rule 144A security is liquid or not is a factual issue requiring an evaluation of a number of factors. In making this determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider (1) the frequency of trades and quotes, (2) the number of dealers and potential purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Fund's holdings of illiquid securities would be reviewed to determine what steps, if any, are required to assure that the Fund does not invest more than the maximum percentage of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.


    Private Investment Funds. Each Fund may invest to a limited extent in private investment funds. Such funds are not registered under the Investment Company Act and are therefore not subject to the extensive regulatory requirements it imposes. Private investment funds typically do not disclose the contents of their portfolios, which may make it difficult for the Funds to independently verify the value of an investment in a private investment fund. In addition, a Fund typically will not be able to withdraw an investment in a private investment fund except at certain designated times, presenting the risk that a Fund would not be able to withdraw from a private investment fund as soon as desired, especially during periods of volatility in markets in which such a private investment fund invests. Investments in private investment funds generally will be subject to each Fund's limitations on investments in 'illiquid securities,' as described immediately above.


    Investment in Other Investment Companies. Certain markets are closed in whole or in part to equity investments by foreigners. The Global Fund, the Overseas Fund and the U.S. Value Fund may be able to invest in such markets solely or primarily through registered investment companies, either U.S. or foreign. Each of these Funds generally may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company (in each case measured at the time of investment), as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment. These restrictions do not apply to certain investment companies known as private investment companies and 'qualified purchaser' investment companies (described above under 'Private Investment Funds').



    Investment in another investment company may involve the payment of a premium above the value of the issuer's portfolio securities, and is subject to market availability. In the case of a purchase of shares of such a company in a public offering, the purchase price may include an underwriting spread. These Funds do not intend to invest in such an investment company unless, in the judgment of the Funds' investment adviser, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, each of these Funds would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time, each of these Funds would continue to pay its own advisory fees and other expenses.

    Bank Obligations. Each Fund (other than First Eagle Fund of America) may invest in bank obligations, which may include bank certificates of deposit, time deposits or bankers' acceptances. Certificates of deposit and time deposits are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are 'accepted' by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in these instruments are limited to obligations of domestic banks (including their foreign branches) and U.S. and foreign branches of foreign banks having capital surplus and undivided profits in excess of $100 million.


    Lower-Rated Debt Securities. Each of the Funds may invest in debt securities, including lower-rated securities (i.e., securities rated BB or lower by Standard & Poor's Corporation ('S&P') or Ba or lower by Moody's Investors Service, Inc. ('Moody's'), commonly called 'junk bonds') and securities that are not rated. There are no restrictions as to the ratings of debt securities acquired by a Fund or the portion of a Fund's assets that may be invested in debt securities in a particular rating category, except that each of the Overseas Fund and the Gold Fund will not invest more than 20% of its assets in securities rated below investment grade or unrated securities considered by the investment adviser to be of comparable credit quality.

    Securities rated BBB by S&P or Baa by Moody's (the lowest investment grade ratings) are considered to be of medium grade and to have speculative characteristics. Debt securities rated below investment grade are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Although lower-rated debt and comparable unrated debt securities may offer higher yields than do higher-rated securities, they generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which lower-rated and unrated debt securities are traded are more limited than those in which higher-rated securities are traded. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. See 'Computation of Net Asset Value.' Analyses of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in lower-rated debt securities, be more dependent upon such creditworthiness analyses than would be the case if the Fund were investing in higher-rated securities.


    Lower-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of lower-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower-rated debt securities' prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of lower-rated debt securities defaults, a Fund may incur additional expenses seeking recovery. The First Eagle Fund of America has no current intention of investing more than 5% of its net assets in high yield bonds.


    A more complete description of the characteristics of bonds in each rating category is included in the appendix to this Statement of Additional Information.


    Futures and Options on Futures. The Overseas Fund, Gold Fund and First Eagle Fund of America may utilize futures contracts and options on futures. These transactions may be effected on securities exchanges or in the over-the-counter market. When purchased over-the-counter, a Fund bears the risk that the counterparty to the contract will be unable or unwilling to perform its obligations. These contracts may also be illiquid and, in such cases, a Fund may have difficulty closing out its position. Engaging in these types of transactions is a specialized activity and involves risk of loss. In addition, engaging in these types of transactions may increase the volatility of returns, because they commonly involve significant 'built in' leverage and can be entered into with relatively small 'margin' commitments relative to the resulting investment exposure. Futures contracts and similar 'derivative' instruments are also subject to the risk of default by the counterparties to the contracts.



    The Overseas Fund, Gold Fund and First Eagle Fund of America may enter into futures contracts in U.S. markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than U.S. markets. For example, some foreign exchanges are principal markets so that no common

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clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits realized could be eliminated by adverse changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on U.S. exchanges and those that are not. Unlike trading on U.S. commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission ('CFTC').


    Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. Successful use of futures also is subject to the investment adviser's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to determine the appropriate correlation between the transaction being hedged and the price movements of the futures contract.


    Positions of the SEC and its staff may require a Fund to segregate liquid assets in connection with its options and commodities (futures) transactions in an amount generally equal to the value of the underlying option or commodity. The segregation of these assets will have the effect of limiting the investment adviser's ability otherwise to invest those assets. Futures and related options transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. As a general matter, the investment adviser intends to conduct the operations of each Fund in compliance with CFTC Rule 4.5 under the Commodity Exchange Act of 1974, as amended, in order to avoid regulation by the CFTC as a commodity pool operator with respect to the Fund.



    Commodities and Commodity Contracts. Each Fund, other than First Eagle Fund of America, may purchase or sell such precious metals as gold or silver directly or may invest in precious metal commodity contracts and options on such contracts (metals are considered 'commodities' under the federal commodities laws). Investing in precious metals in this manner carries risks, as described below under 'Additional Investment Risks Applicable to the Global Fund, Overseas Fund and Gold Fund.' These Funds also may invest in instruments related to precious metals, including securities of precious metal finance and operating companies.



    Currency Exchange Transactions. Each Fund may engage in a currency exchange transaction through a forward currency exchange contract (or other cash management position). A currency exchange transaction may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ('Forward Contract') (or other cash management position). A Forward Contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. Forward Contracts are usually entered into with banks and broker/dealers, are not exchange traded and are usually for less than one year.



    Currency exchange transactions may involve currencies of the different countries in which the Funds may invest, and may serve as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. A Fund's currency transactions may include transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a Forward Contract (or other cash management position) with respect to specific payables or receivables of a Fund in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a Forward Contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. A Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. In addition to hedging transactions, a Fund's currency transactions may include those intended to profit from anticipated currency exchange fluctuations, even if not related to any particular Fund transaction or portfolio position, which can result in losses if such fluctuations do not occur as anticipated.


    At the maturity of a Forward Contract to deliver a particular currency, a Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

    It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a Forward Contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market

(and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

    If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in Forward Contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new Forward Contract to sell the currency. Should forward prices decline during the period between the date a Fund enters into a Forward Contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

    Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.


    Making Loans. Each Fund (other than First Eagle Fund of America) may purchase or sell loans or other direct debt instruments, including loan participations. Investing directly in loans or other direct debt instruments exposes the Funds to various risks similar to those borne by a creditor. Such risks include the risk of default, the risk of delayed repayment, and the risk of inadequate collateral. Investments in loans are also less liquid than investment in publicly traded securities and carry less legal protections in the event of fraud or misrepresentation. Unlike debt instruments that are securities, investments in loans are not regulated by federal securities laws or the SEC. In addition, loan participations involve a risk of insolvency by the lending bank or other financial intermediary.





    Arbitrage Transactions. Each Fund also may engage in arbitrage transactions involving near contemporaneous purchase of securities on one market and sale of those securities on another market to take advantage of pricing differences between markets. The Funds will incur a gain to the extent that proceeds exceed costs and a loss to the extent that costs exceed proceeds. The risk of an arbitrage transaction, therefore, is that the Funds may not be able to sell securities subject to an arbitrage at prices exceeding the costs of purchasing those securities. The Funds will attempt to limit that risk by effecting arbitrage transactions only when the prices of the securities are confirmed in advance of the trade. The First Eagle Fund of America currently intends to invest no more than 5% of the value of its net assets in such transactions.


    When-Issued or Delayed-Delivery Securities. Each Fund may purchase securities on a 'when-issued' or 'delayed-delivery' basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the investment adviser deems it advisable for investment reasons.

    At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a Fund, may increase net asset value fluctuation.

    Securities purchased on a when-issued or delayed-delivery basis are recorded as assets on the day following the purchase and are marked-to-market daily. A Fund will not invest more than 25% of its assets in when-issued or delayed-delivery securities, does not intend to purchase such securities for speculative purposes and will make commitments to purchase securities on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities. However, the Funds reserve the right to sell acquired when-issued or delayed-delivery securities before their settlement dates if deemed advisable.

Additional Policies Applicable to the First Eagle Fund of America



    Borrowing. The First Eagle Fund of America may from time to time increase its ownership of securities above the amounts otherwise possible by borrowing from banks (other than those affiliated with the Trust or any of its affiliates) and investing the borrowed funds. The Fund also may borrow from those banks to facilitate the meeting of redemption requests or for temporary or emergency purposes and may pledge its assets to secure those borrowings. In accord with the borrowing rules under the Investment Company Act, any borrowings by the Fund will be made only to the extent that the value of its assets, less its liabilities other than borrowings, is equal to at least 300% of all of its borrowings (including reverse repurchase agreements) computed at the time a loan is made. If the value of the Fund's assets at any time should fail to meet this 300% asset coverage, described above, the Fund, within three days, is required to reduce its aggregate borrowings (including reverse repurchase agreements) to the extent necessary to meet such asset coverage and may have to sell a portion of its investments at a time when independent investment judgment would not indicate such action. Notwithstanding the above, such borrowings may not exceed 10% of the First Eagle Fund of America's net assets at the time of borrowing.



    Warrants. The First Eagle Fund of America may invest in warrants (in addition to those that have been acquired in units or attached to other securities) but does not currently intend to invest more than 5% of the value of its net assets (at the time of investment) in such warrants. A warrant is an option to purchase a specified quantity of equity or debt securities at a set price within a specific period of time.



    Repurchase Agreements. The First Eagle Fund of America may purchase securities and concurrently enter into 'repurchase agreements.' A repurchase agreement typically involves a purchase of an investment contract from a selling financial institution such as a bank or broker-dealer, which contract is fully secured by government obligations or other debt securities. The agreement provides that the purchaser will sell the underlying securities back to the institution at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The difference between the purchase price and the resale price represents the interest earned by the purchase, which is unrelated to the coupon rate or maturity of the purchased security. In the event of the bankruptcy or insolvency of the financial institution, the purchaser may be delayed in selling the collateral underlying the repurchase agreement. Further, the law is unsettled regarding the rights of the purchaser if the financial institution which is a party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code. Repurchase agreements of greater than seven days maturity may be deemed to be illiquid. The First Eagle Fund of America intends to invest no more than 5% of its net assets in repurchase agreements.



    Reverse Repurchase Agreements. A reverse repurchase agreement involves the sale of a debt security owned by a fund coupled with an agreement by such fund to repurchase the instrument at a stated price, date and interest payment. The First Eagle Fund of America will use the proceeds of a reverse repurchase agreement to purchase other debt securities or to enter into repurchase agreements maturing not later than the expiration of the prior reverse repurchase agreement. When the Fund enters into a reverse repurchase agreement, it will have securities designated to repurchase its securities.



    The First Eagle Fund of America will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Under the Investment Company Act, reverse repurchase agreements will be considered to be borrowings by the Fund and, therefore, may be subject to the same risks involved in any borrowing. The Fund may not enter into a reverse repurchase agreement if, as a result, its current obligations under such agreements would exceed one-third the value of its net assets computed at the time the reverse repurchase agreement is entered into. The First Eagle Fund of America does not intend to invest more than 5% of the value of its net assets in reverse repurchase agreements.



    Lending of Securities. The First Eagle Fund of America may lend its portfolio securities to brokers, dealers and financial institutions, provided outstanding loans do not exceed in the aggregate one-third the value of its net assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. The Fund, however, may not enter into portfolio lending arrangements with the Adviser or any of its affiliates absent appropriate regulatory relief from applicable prohibitions contained in the Investment Company Act. The advantage of portfolio lending is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral, which may be invested in short-term obligations. As voting or consent rights which accompany loaned securities pass to the borrower, the

Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on their investment in the securities which are subject to the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of securities or may share the interest earned on collateral with the borrower. The First Eagle Fund of America intends to invest no more than 5% of the value of its net assets in portfolio loans.




    Options Transactions. The Adviser believes that certain transactions in options on securities and on stock indices may be useful in limiting the First Eagle Fund of America's investment risk and augmenting its investment return. The Adviser expects, however, the amount of the First Eagle Fund of America's assets that will be involved in options transactions to be small relative to the First Eagle Fund of America's assets. Accordingly, it is expected that only a relatively small portion of the First Eagle Fund of America's investment return will be attributable to transactions in options on securities and on stock indices. The First Eagle Fund of America may invest in options transactions involving options on securities and on stock indices that are traded on U.S. and foreign exchanges or in the over-the-counter markets.

    A call option is a contract pursuant to which the purchaser, in return for a premium paid, has the right to buy the equity or debt security underlying the option at a specified exercise price at any time during the term of the option. With respect to a call option on a stock index, the purchaser is entitled to receive cash if the underlying stock index rises sufficiently above its level at the time the option was purchased. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying equity or debt security against payment of the exercise price. With respect to a call option on a stock index, the writer has the obligation to deliver cash if the underlying index rises sufficiently above its level when the option was purchased.

    A put option gives the purchaser, in return for a premium, the right to sell the underlying equity or debt security at a specified exercise price during the term of the option. With respect to a put option on a stock index, the purchaser is entitled to receive cash if the underlying index falls sufficiently below its level at the time the option was purchased. The writer of the put, who receives the premium, has the obligation to buy the underlying equity or debt security upon exercise at the exercise price. With respect to a put option on a stock index, the writer has the obligation to deliver cash if the underlying index falls sufficiently below its level when the option was purchased. The price of an option will reflect, among other things, the relationship of the exercise price to the market price of the underlying financial instrument or index, the price volatility of the underlying financial instrument or index, the remaining term of the option, supply and demand of such options and interest rates.

    One purpose of purchasing call options is to hedge against an increase in the price of securities that the First Eagle Fund of America ultimately intends to buy. Hedge protection is provided during the life of the call because the First Eagle Fund of America, as the holder of the call, is able to buy the underlying security at the exercise price, and, in the case of a call on a stock index, is entitled to receive cash if the underlying index rises sufficiently. However, if the value of a security underlying a call option or the general market or a market sector does not rise sufficiently when the First Eagle Fund of America has purchased a call option on the underlying instrument, that option may result in a loss.

    Securities and options exchanges have established limitations on the maximum number of options that an investor or group of investors acting in concert may write. It is possible that the First Eagle Fund of America, other mutual funds advised by the Adviser and other clients of the Adviser may be considered such a group. Position limits may restrict the First Eagle Fund of America's ability to purchase or sell options on particular securities and on stock indices.

    Covered Option Writing. The First Eagle Fund of America may write 'covered' call options on equity or debt securities and on stock indices in seeking to enhance investment return or to hedge against declines in the prices of portfolio securities or may write put options to hedge against increases in the prices of securities which it intends to purchase. A call option is covered if the First Eagle Fund of America holds, on a share-for-share basis, a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written, or greater than the exercise price of the call written if the difference is maintained by the First Eagle Fund of America in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian. A put option is 'covered' if the First Eagle Fund of America maintains cash, Treasury bills or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or holds on a share-for-share basis a put on the same equity or debt security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or lower than the exercise price of the put written if the difference is maintained in a segregated account with its custodian. One reason for writing options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In the case of a securities call, the writer receives the premium, but has given up the opportunity for profit from a price increase in the underlying security above the exercise price during the option period. In the case of a stock index call, the writer receives the premium, but is obligated to deliver cash if the underlying index rises sufficiently during the option period. Conversely, the put option writer has, in the form of the premium, gained a profit as long as the price of the underlying security or stock index remains above the exercise price, but has assumed an obligation to purchase the underlying security at the exercise price from or deliver cash to the buyer of the put option during the option period.

    Another reason for writing options is to hedge against a moderate decline in the value of securities owned by the First Eagle Fund of America in the case of a call option, or a moderate increase in the value of securities the First Eagle Fund of America intends to purchase in the case of a put option. If a covered option written by the First Eagle Fund of America expires unexercised, it will realize income equal to the amount of the premium it received for the option. If an increase occurs in the underlying security or stock index sufficient to result in the exercise of a call written by the First Eagle Fund of America, it may be required to deliver securities or cash and may thereby forego some or all of the gain that otherwise may have been realized on the securities underlying the call option. This 'opportunity cost' may be partially or wholly offset by the premium received for the covered call written by the First Eagle Fund of America.

    Options on Stock Indices. The First Eagle Fund of America will write call options on broadly based stock market indices only if at the time of writing it holds a portfolio of stocks. When the First Eagle Fund of America writes a call option on a broadly based stock market index, it will segregate or put into escrow with its custodian any combination of cash, cash equivalents or 'qualified securities' with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A 'qualified security' is an equity security which is listed on a securities exchange or on the NASDAQ against which the First Eagle Fund of America has not written a call option and which has not been hedged by the sale of stock index futures.

    Index prices may be distorted if trading in certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the First Eagle Fund of America would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it held, which could result in substantial losses to the First Eagle Fund of America.

    If the First Eagle Fund of America were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. When the First Eagle Fund of America has written a call, there is also a risk that the market may decline between the time the First Eagle Fund of America has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio. As with stock options, the First Eagle Fund of America will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where it would be able to deliver the underlying securities in settlement, the First Eagle Fund of America may have to sell part of its securities portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. For example, even if an index call which the First Eagle Fund of America has written is 'covered' by an index call held by the First Eagle Fund of America with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the First Eagle Fund of America exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.



    Over the Counter Derivative Transactions. The First Eagle Fund of America may invest in options, futures and swaps and related products which are often referred to as 'derivatives.' Derivatives may have a return that is tied to a formula based upon an interest rate, index or other measurement which may differ from the return of a simple security of the same maturity. A formula may have a cap or other limitation on the rate of interest to be paid. Derivatives may have varying degrees of volatility at different times, or under different market conditions.

    The First Eagle Fund of America may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The First Eagle Fund of America may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date. Interest rate swaps involve the exchange by the First Eagle Fund of America with another party of their respective commitments to pay or receive interest, such as an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential between them and an index swap is an agreement to swap cash flows on a notional amount based on changes in values of the reference indices. Swaps may be used in conjunction with other derivative instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with 'caps,' 'floors' or 'collars.' A 'cap' is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A 'floor' is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A 'collar' is essentially a combination of a long cap and a short floor where the limits are set at different levels.


    The First Eagle Fund of America will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the First Eagle Fund of America receiving or paying, as the case may be, only the net amount of the two payments. To the extent obligations created thereby may be deemed to constitute senior securities under the Investment Company Act, the First Eagle Fund of America will maintain required collateral in a segregated account consisting of U.S. government securities or cash or cash equivalents.


    Special Risks of Over-the-Counter Derivative Transactions. Over-the-Counter ('OTC') derivative transactions differ from exchange-traded derivative transactions in several respects. OTC derivatives are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC derivative pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases.


    As OTC derivatives are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise. An OTC derivative may only be terminated voluntarily by entering into a closing transaction with the dealer with whom the First Eagle Fund of America originally dealt. Any such cancellation may require the First Eagle Fund of America to pay a premium to that dealer. In those cases in which the First Eagle Fund of America has entered into a covered derivative transaction and cannot voluntarily terminate the derivative, the First Eagle Fund of America will not be able to sell the underlying security until the derivative expires or is exercised or different cover is substituted. The First Eagle Fund of America intends to enter into OTC derivative transactions only with dealers which agree to, and which are expected to be capable of, entering into derivative closing transactions with the First Eagle Fund of America. There is also no assurance that the First Eagle Fund of America will be able to liquidate an OTC derivative at any time prior to expiration.



Additional Investment Risks Applicable to the Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund



    The Gold Fund maintains a policy of concentrating its investments in gold and gold-related issues. The Global Fund, Overseas Fund and U.S. Value Fund may also invest in assets of this nature. Each is therefore susceptible to specific political and other risks affecting the price of gold and other precious metals.


    Fluctuations in the Price of Gold. The price of gold has been subject to substantial upward and downward price movements over short periods of time and may be affected by unpredictable international monetary and political policies, such as currency devaluations or revaluations, economic conditions within an individual country, trade imbalances or trade or currency restrictions between countries and world inflation rates and interest rates. The price of gold, in turn, is likely to affect the market prices of securities of companies mining, processing or dealing in gold, and, accordingly, the value of a Fund's investments in such securities also may be affected.


    Other Risks of Investing in Gold. In addition to investing in precious metal finance and operating companies, each of the Funds (other than the First Eagle Fund of America) may also invest directly in precious metals (such as gold bullion) or purchase or sell contracts for their future delivery ('futures contracts,' the risks of which are described above under 'Futures and Options on Futures'). The risks related to investing in precious metals directly are similar to those of investing in precious metal finance and operating companies, as described in the Funds' Prospectus. There are, however, additional considerations related to such direct precious metal investments, including custody and transaction costs that may be higher than those involving securities. Moreover, holding gold, whether in physical form or book account, results in no income being derived from such holding, unlike securities which may pay dividends or make other current payments. In addition, income derived from trading in gold must be closely monitored to avoid potentially negative tax consequences. Although the Funds have contractual protections with respect to the credit risk of its custodian, gold held in physical form (even in a segregated account) involves the risk of delay in obtaining the assets in the case of bankruptcy or involvency of the custodian. This could impair disposition of the assets under those circumstances. Finally, although not currently anticipated, if gold in the future were held in book account, it would involve risks of the credit of the party holding the gold.


Change of Objective


    The investment objective of the Funds (other than the Global Fund) are not fundamental policies and, accordingly, may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified a minimum of 60 days in advance of any change in investment objective.


    The investment objective of the Global Fund, on the other hand, is a fundamental policy of the Fund and may not be changed without shareholder approval.

Investment Restrictions of the Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund

    In pursuing its investment objective, each Fund (listed above and except as otherwise noted) will not:

       1. With respect to 75% of the value of a Fund's total assets, invest more than 5% of its total assets (valued at time of investment) in securities of any one issuer, except securities issued or guaranteed by the government of the United States, or any of its agencies or instrumentalities, or acquire securities of any one issuer which, at the time of investment, represent more than 10% of the voting securities of the issuer;

       2. Issue senior securities or borrow money except unsecured borrowings from banks as a temporary measure in exceptional circumstances, and such borrowings may not exceed 10% of a Fund's net assets at the time of the borrowing. A Fund will not purchase securities while borrowings exceed 5% of its total assets;


       3. (Gold Fund) -- Change its sub-classification under the Investment Company Act from non-diversified to diversified.

       4. (Overseas Fund and Gold Fund) -- Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry other than U.S. Government Securities (except that the Gold Fund will, as a matter of fundamental policy, concentrate its investments in the precious metals industry);

       5. (Global Fund and U.S. Value Fund) -- Purchase the securities of any issuer if such purchase would cause more than 25% of the value of its total assets to be invested in securities of any one issuer or industry, with the exception of the securities of the United States government and its corporate instrumentalities.

       6. (Global Fund and U.S. Value Fund) -- Purchase or sell its portfolio securities from or to any of its officers, trustees or employees, its investment adviser or its principal underwriter, except to the extent that such purchase or sale may be permitted by an order, rule or regulation of the Securities and Exchange Commission;


       7. Make loans, but this restriction shall not prevent a Fund from


            (a) buying a part of an issue of bonds, debentures or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions;

            (b) lending portfolio securities, provided that a Fund may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan); and

            (c) purchasing or selling loans or other direct debt instruments, including loan participations;


       8. (Overseas Fund and Gold Fund) -- Underwrite the distribution of securities of other issuers; however, a Fund may acquire 'restricted' securities which, in the event of a resale, might be required to be registered under the 1933 Act on the grounds that the Fund could be regarded as an underwriter as defined by the 1933 Act with respect to such resale;

       9. (Global Fund and U.S. Value Fund) -- Engage in the underwriting of securities of other issuers, except to the extent it may be deemed to be an underwriter in selling portfolio securities as part of an offering registered under the 1933 Act;

      10. (Overseas Fund and Gold Fund) -- Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises that invest in real estate or interests in real estate;

      11. (Global Fund and U.S. Value Fund) -- Purchase or sell real estate or interests therein, commodities or commodity contracts. The Fund may, however, invest in real estate investment trusts and companies holding real estate and may sell commodities received by it as distributions on portfolio investments. (To the extent the Fund's portfolio includes a commodity distributed to it, the Fund will be subject to the risk of change in the value of such commodity.) Notwithstanding the foregoing, the Fund may purchase or sell precious metals directly and purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws;


      12. (Overseas Fund and Gold Fund) -- Make margin purchases of securities, except for the use of such short term credits as are needed for clearance of transactions; and

      13. Sell securities short or maintain a short position, except, in the case of the Overseas Fund, the Gold Fund and the U.S. Value Fund, short sales against-the-box.



    Restrictions 1 through 13 above (except the portions in parentheses) are 'fundamental,' which means that they cannot be changed without the vote of a majority of the outstanding voting securities of a Fund (defined by the Investment Company Act), as the lesser of (i) 67% of a Fund's shares present at a meeting if more than 50% of the shares outstanding are present or (ii) more than 50% of a Fund's outstanding shares). In addition, each Fund is subject to a number of restrictions that may be changed by the Board of Trustees without shareholder approval. Under those non-fundamental restrictions, a Fund will not:


       a. Invest in companies for the purpose of management or the exercise of control;

       b. (Global Fund and U.S. Value Fund) -- Purchase securities on margin, except for the use of such short term credits as are needed for clearance of transaction;

       c. (Overseas Fund and Gold Fund) -- Invest in oil, gas or other mineral leases or exploration or development programs, although it may invest in marketable securities of enterprises engaged in oil, gas or mineral exploration;

       d. (Global Fund and U.S. Value Fund) -- Purchase interests in oil, gas or other mineral exploration programs or leases; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other minerals;

       e. (Overseas Fund and Gold Fund) -- Invest more than 10% of its net assets (valued at time of investment) in warrants, valued at the lower of cost or market; provided that warrants acquired in units or attached to securities shall be deemed to be without value for purposes of this restriction;

       f. (Global Fund and U.S. Value Fund) -- Purchase warrants which are not offered in units or attached to other portfolio securities if, immediately after such purchase, more than 5% of the Fund's net assets would be invested in such unattached warrants, valued at the lower of cost or market. The Fund will not purchase unattached warrants not listed on the New York or American Stock Exchange if, immediately after such purchase, more than 2% of the Fund's net assets would be invested in such unattached, unlisted warrants;

       g. (Overseas Fund and Gold Fund) -- Pledge, mortgage or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with short sales;

       h. (Overseas Fund and Gold Fund) -- Purchase or sell commodities or commodity contracts, except that it may enter into forward contracts and may sell commodities received by it as distributions on portfolio investments (however, the Fund may purchase or sell precious metals directly and purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws);


       i. (Global Fund and U.S. Value Fund) -- Purchase certificates of deposit or other short-term bank instruments except to the extent deemed appropriate for short-term investment purposes or as a temporary defensive measure. The Fund will limit its purchases of certificates of deposit and other short-term bank instruments to those issued by United States banks and savings and loan associations, including foreign branches of such banks, and United States branches or agencies of foreign banks, which have total assets (as of the date of their most recently published financial statements) of at least $1 billion;

       j. Purchase or sell put and call options on securities or on futures contracts; and


---------

* The Funds have no present intention of lending their portfolio securities.

       k. (Global Fund and U.S. Value Fund) -- Purchase illiquid securities or securities the proceeds from the sale of which could not readily be repatriated to the United States if, immediately after such purchase, more than 10% of the value of its net assets would be invested in such securities.


    In addition, under normal circumstances the Global Fund will invest in at least three foreign countries.

    Among the types of fixed income securities in which the Global Fund may invest from time to time are United States government obligations. United States government obligations include Treasury Notes, Bonds and Bills which are direct obligations of the United States government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the United States government, which may be (i) guaranteed by the United States Treasury, such as the securities of the Government National Mortgage Association, or (ii) supported by the issuer's right to borrow from the Treasury and backed by the credit of the federal agency or instrumentality itself, such as securities of the Federal Intermediate Land Banks, Federal Land Banks, Bank of Cooperatives, Federal Home Loan Banks, Tennessee Valley Authority and Farmers Home Administration.

    Notwithstanding the foregoing investment restrictions, the Overseas Fund and the Gold Fund may purchase securities pursuant to the exercise of subscription rights, provided that such purchase will not result in a Fund's ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in a Fund's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, a Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of a Fund's portfolio securities with the result that a Fund would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.

Investment Restrictions of the First Eagle Fund of America

    The following investment restrictions are fundamental policies of the First Eagle Fund of America. The First Eagle Fund of America may not:

       1. Change its sub-classification under the Investment Company Act from non-diversified to diversified;

       2. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow money from a bank (and may pledge its assets to secure such borrowings) directly or through reverse repurchase agreements for securities purchases, or temporarily to facilitate meeting redemption requests or for emergency purposes, and by engaging in reverse repurchase agreements with broker-dealers. The Fund may not, however, borrow money in an aggregate amount exceeding 33 1/3% of the Fund's net assets. The purchase or sale of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to futures contracts are not deemed to be a pledge of assets; and neither such arrangements nor investment in over-the-counter derivative transactions or the purchase or sale of options on futures contracts on an exchange are deemed to be the issuance of a senior security;

       3. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

       4.   Make loans, except through (i) repurchase agreements
            (repurchase agreements with a maturity of longer than 7 days together with illiquid assets being limited to 15% of the Fund's net assets) and (ii) loans of portfolio securities;

       5. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities or real estate investment trusts;

       6. Invest more than 25% of its assets in the securities of issuers engaged in any one industry other than U.S.
            Government securities; and

       7. Buy or sell commodities or commodity contracts except that the Fund may purchase and sell commodity futures contracts to establish bona fide hedge transactions.


    The following investment restrictions are non-fundamental policies, which may be changed at the discretion of the Board of Trustees after giving the shareholders at least 30 days' prior notice of the change. The First Eagle Fund of America may not:

       a. With respect to 50% of the value of its total assets, invest more than 25% of the value of its total assets in the securities of one issuer, and with respect to the other 50% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of one issuer or acquire more than 10% of the outstanding voting securities of a single issuer. This restriction shall not apply to U.S. Government securities;

       b. Purchase securities of any other investment companies, except (i) by purchase in the open market involving only customary brokers' commissions, (ii) in connection with a merger, consolidation, reorganization or acquisition of assets or (iii) as otherwise permitted by applicable law;

       c. Pledge, mortgage or hypothecate its assets in an amount exceeding 33 1/3% of its total assets;


       d. Invest in securities of any issuer if, to the knowledge of the Fund, any officer, director or trustee of the Fund or the Fund's investment adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors or trustees who own more than 1/2 of 1% of such issuer's securities own in the aggregate more than 5% of the outstanding securities of such issuer; and


       e. Purchase securities of any issuer if, as to 75% of the assets of the Fund at the time of purchase, more than 10% of the voting securities of such issuer would be held by the Fund.

Performance


    Total Return. From time to time each Fund advertises its average annual total return. Returns may be calculated both on a before-tax and an after-tax basis (and are so presented in the Prospectus with respect to each Fund's largest and/or oldest share class). During the one year period ended October 31,
2004, average annual rates of return before-tax were     %,     %,     % and
    %, for the Global Fund Class A shares, the Overseas Fund Class A shares, the U.S. Value Fund Class A shares and the Gold Fund Class A shares, respectively. Quotations of average annual returns for each Fund will be expressed in terms of the average annual compounded rates of return of a hypothetical investment in each Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula: P(1+T)'pp'n=ERV (where P = a hypothetical initial payment of $1000, T = the average annual return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1000 payment made at the beginning of the period). This calculation assumes deduction of a proportional share of Fund expenses on an annual basis and deduction of the maximum sales charge of 5.00% on the amount initially invested, and assumes reinvestment of all income dividends and capital gains distributions during the period.



    Under the same assumptions utilized in the preceding calculation, an investment in the Global Fund Class A shares over the ten year period ended October 31, 2004 would have increased at an average annual compounded rate of
return before-tax of     %, an investment in the Overseas Fund Class A shares
over the ten year period ended October 31, 2004 would have increased at an
average annual compounded rate of return before-tax of     %, and an investment
in the Gold Fund Class A shares over the ten year period ended October 31, 2004
would have increased at an average annual compounded rate before-tax of    %.


    As noted above, returns may also be calculated on certain after-tax bases under similar assumptions and using similar formulae as specified by the SEC. For example, returns may be calculated after taxes on distributions, which assume reinvestment of the amount of any distributions less applicable taxes on such distributions. Returns may also be calculated after taxes on distributions and the sale (redemption) of Fund shares. After-tax returns assume the highest individual federal income tax rate for each year included in the calculation, which is currently 35% for ordinary income and short-term capital gains and 15% for long-term capital gains. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Such returns do not reflect the effect of state and local taxes, nor do they reflect the phase-outs of certain federal exemptions, deductions, and credits at various income levels, or the impact of the federal alternative minimum tax. In addition, actual after-tax returns depend on each investor's individual tax situation, which may differ from the returns presented. For instance, after-tax returns are not relevant to investors who hold their funds in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


    Using the methodologies described above, during the one year period ended October 31, 2004, the average annual rate of return before-taxes for the First
Eagle Fund of America Class Y shares was     %. Also using the methodologies
described above, an investment in the First Eagle Fund of America Class Y shares over the ten year period ended October 31, 2004 would have increased at an
average annual compounded rate of return before-tax of     %. First Eagle Fund
of America Class Y shares are not subject to a front-end sales load.

    Comparison of Portfolio Performance. From time to time the Trust may discuss in sales literature and advertisements, specific performance grades or rankings or other information as published by recognized mutual fund statistical services, such as Morningstar, Inc. or Lipper Analytical Services, Inc., or by publications of general interest such as Barron's, Business Week, Financial World, Forbes, Fortune, Kiplinger's Personal Finance, Money, Morningstar Mutual Funds, Smart Money, The Wall Street Journal or Worth.


    Portfolio Turnover. Although the Funds will not make a practice of short-term trading, purchases and sales of securities will be made whenever appropriate, in the investment adviser's view, to achieve a Fund's investment objective. The rate of portfolio turnover is calculated by dividing the lesser of the cost of purchases or the proceeds from sales of portfolio securities (excluding short-term U.S. government obligations and other short-term investments) for the particular fiscal year by the monthly average of the value of the portfolio securities (excluding short-term U.S. government obligations and short-term investments) owned by a Fund during the particular fiscal year. Although higher portfolio turnover rates are likely to result in higher brokerage commissions paid by the Funds and higher levels of realized capital gains than lower portfolio turnover rates, portfolio turnover is not a limiting factor when management deems portfolio changes appropriate to achieve a Fund's stated objective. However, it is possible that, under certain circumstances, a Fund may have to limit its short-term portfolio turnover to permit it to qualify as a 'regulated investment company' under the Internal Revenue Code of 1986, as amended (the 'Code').

                            MANAGEMENT OF THE TRUST



    The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Funds and for the execution of the policies formulated by the Board of Trustees.



    Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust's Board of Trustees are not 'interested persons' as that term is defined in the Investment Company Act.



                            INDEPENDENT TRUSTEES(1)



                                                                             NUMBER OF
                                          TERM OF                           PORTFOLIOS
                                         OFFICE(2)                          IN THE FUND             OTHER
                          POSITION(S)   AND LENGTH        PRINCIPAL           COMPLEX          DIRECTORSHIPS/
                           HELD WITH      OF TIME       OCCUPATION(s)       OVERSEEN BY         TRUSTEESHIPS
 NAME, AGE AND ADDRESS     THE TRUST      SERVED     DURING PAST 5 YEARS      TRUSTEE          HELD BY TRUSTEE
 ---------------------     ---------      ------     -------------------      -------          ---------------
Candace K. Beinecke ...... Trustee      December     Chair, Hughes              6         Director, ALSTOM;
  One Battery Park Plaza   (Chair)      1999 to      Hubbard & Reed                       Director, Partnership for
  New York, New York                    present                                           New York City; Director,
  10004                                                                                   Jacob's Pillow Dance
  (born December 1946)                                                                    Festival, Inc.; Director,
                                                                                          Merce Cunningham Dance
                                                                                          Foundation, Inc.;
                                                                                          Trustee, First Eagle
                                                                                          Variable Funds (Chair)
                                                                                          (1 portfolio)
Jean D. Hamilton ......  Trustee        March 2003   Independent                6         Director, Women's
  1345 Avenue of the                    to present   Consultant/Private                   Economic Round Table;
  Americas                                           Investor; prior to                   Director, New York
  New York, NY 10105                                 November 2002, Chief                 Women's Forum (Treasurer,
  (born January 1947)                                Executive Officer,                   New York Women's Forum
                                                     Prudential                           Education Fund);
                                                     Institutional, and                   Director, Four Nations;
                                                     Executive Vice                       Trustee, First Eagle
                                                     President,                           Variable Funds
                                                     Prudential                           (1 portfolio)
                                                     Financial, Inc.;
                                                     prior to November
                                                     1998, various
                                                     executive positions
                                                     within the
                                                     Prudential
                                                     organization
William M. Kelly ......  Trustee        December     President, Lingold         6         Trustee, New York
  500 Fifth Avenue,                     1999 to      Associates                           Foundation; Treasurer and
  50th Floor                            present                                           Trustee, Black Rock
  New York, New York                                                                      Forest Consortium;
  10110                                                                                   Trustee, St. Anselm
  (born February 1944)                                                                    College; Trustee, First
                                                                                          Eagle Variable Funds
                                                                                          (1 portfolio)


---------


(1) Trustees who are not 'interested persons' of the Trust as defined in the Investment Company Act.

(2) The term of office of each Trustee expires on his/her 70th birthday.

                                                                             NUMBER OF
                                          TERM OF                           PORTFOLIOS
                                         OFFICE(1)                          IN THE FUND             OTHER
                          POSITION(S)   AND LENGTH        PRINCIPAL           COMPLEX          DIRECTORSHIPS/
                           HELD WITH      OF TIME       OCCUPATION(s)       OVERSEEN BY         TRUSTEESHIPS
 NAME, AGE AND ADDRESS     THE TRUST      SERVED     DURING PAST 5 YEARS      TRUSTEE          HELD BY TRUSTEE
 ---------------------     ---------      ------     -------------------      -------          ---------------
Paul J. Lawler ........  Trustee        March 2002   Vice President             6         Director, Junior
  One Michigan Avenue                   to present   Investments and                      Achievement of Southwest
  East Battle Creek,                                 Chief Investment                     Michigan; Finance
  Michigan, 49017                                    Officer, W.K.                        Committee Member, Battle
  (born May 1948)                                    Kellogg Foundation;                  Creek Community
                                                     prior to June 1997,                  Foundation; Custody
                                                     Vice President for                   Advisory Committee
                                                     Finance, Renssalaer                  Member, The Bank of New
                                                     Polytechnic                          York; Trustee, First
                                                     Institute                            Eagle Variable Funds
                                                                                          (1 portfolio)
Dominique Raillard ..... Trustee        April        Independent                6         Trustee, First Eagle
  15 Boulevard Delessert                1987 to      Consultant/Private                   Variable Funds
  75016 Paris France                    present      Investor; prior to                   (1 portfolio)
  (born June 1938)                      December 2001,
                                                     Managing Director of
                                                     Act 2 International
                                                     (Consulting)


---------


(1) The term of office of each Trustee expires on his/her 70th birthday.

                             INTERESTED TRUSTEES(1)



                                                                             NUMBER OF
                                          TERM OF                           PORTFOLIOS
                                         OFFICE(2)                          IN THE FUND             OTHER
                           POSITION(S)   AND LENGTH       PRINCIPAL           COMPLEX          DIRECTORSHIPS/
                            HELD WITH     OF TIME       OCCUPATION(s)       OVERSEEN BY         TRUSTEESHIPS
 NAME, AGE AND ADDRESS      THE TRUST      SERVED    DURING PAST 5 YEARS      TRUSTEE          HELD BY TRUSTEE
 ---------------------      ---------      ------    -------------------      -------          ---------------
John P. Arnhold ........  President and  December    Co-President, Co-CEO       6         Director, Aquila
  1345 Avenue of the      Trustee        1999 to     and Director,                        International Fund, Ltd.;
  Americas                               present     Arnhold                              Director, Arnhold
  New York, New York                                 and S. Bleichroeder                  Ceramics; Co-President
  10105                                              Holdings, Inc.;                      and Trustee, First Eagle
  (born December 1953)                               Chairman, CEO and                    Variable Funds
                                                     Director, Arnhold                    (1 portfolio)
                                                     and S. Bleichroeder
                                                     Advisers, LLC and
                                                     ASB Securities LLC;
                                                     President and
                                                     Director, Natexis
                                                     Bleichroeder, Inc.
                                                     and Natexis
                                                     Bleichroeder, UK
                                                     Ltd.; President,
                                                     WorldVest, Inc.
James E. Jordan ........  Trustee        December    Managing Director,         6         Director, Leucadia
  1345 Avenue of the                     1999 to     Arnhold and S.                       National Corporation;
  Americas                               present     Bleichroeder                         Director, Empire
  New York, New York                                 Advisers, LLC and                    Insurance Company;
  10105                                              Director, ASB                        Director JZ Equity
  (born April 1944)                                  Securities LLC and                   Partners, Plc. (U.K.
                                                     ASB Advisers UK,                     investment trust
                                                     Ltd. since July                      company); Director,
                                                     2002; prior thereto,                 Columbia University
                                                     private investor and                 School of International
                                                     consultant to The                    and Public Affairs;
                                                     Jordan Company                       Chairman's Council,
                                                     (private investment                  Conservation
                                                     banking firm) since                  International; Trustee,
                                                     June 1997; prior                     First Eagle Variable
                                                     thereto, President                   Funds (1 portfolio)
                                                     and Chief Investment
                                                     Officer of The
                                                     William Penn Company
                                                     (a registered
                                                     investment adviser)


---------


(1) Trustees who are 'interested persons' of the Trust as defined in the Investment Company Act. Each of Messrs. Arnhold and Jordan is an interested person of the Trust by virtue of being an officer or an officer and/or director of the investment adviser and principal underwriter to the Trust.

(2) The term of office of each Trustee expires on his/her 70th birthday.

                                    OFFICERS


                                   POSITION(S)    TERM OF OFFICE
                                    HELD WITH      AND LENGTH OF       PRINCIPAL OCCUPATION(S)
     NAME, AGE AND ADDRESS          THE TRUST     TIME SERVED (1)    DURING PAST FIVE (5) YEARS
     ---------------------          ---------     ---------------    --------------------------
John P. Arnhold ...............  President and    December 1999    See table above related to
1345 Avenue of the Americas      Trustee          to present       Interested Trustees
  New York, New York 10105
  (born December 1953)
Charles de Vaulx ..............  Senior Vice      December 1999    Senior Vice President, Arnhold
1345 Avenue of the Americas      President        to present       and S. Bleichroeder Advisers,
  New York, New York 10105       (portfolio       (with portfolio  LLC; Senior Vice President,
  (born October 1961)            manager)         management       First Eagle Variable Funds;
                                 responsibility   Senior Vice President, Societe
                                                  since December   Generale Asset Management Corp.
                                                  1996)            since 1998, Associate Portfolio
                                                                   Manager from December 1996,
                                                                   Securities Analyst, prior to
                                                                   December 1996
Robert Bruno ..................  Vice President,  December 1999    Senior Vice President, Arnhold
1345 Avenue of the Americas      Secretary,       to present       and S. Bleichroeder Advisers,
  New York, New York 10105       Treasurer and                     LLC; Senior Vice President, ASB
  (born June 1964)               Chief                             Securities LLC; Vice President,
                                 Compliance                        Secretary and Treasurer, First
                                 Officer                           Eagle Variable Funds
Suzan J. Afifi ................  Vice President   December 1999    Vice President, Arnhold and S.
1345 Avenue of the Americas      and Assistant    to present       Bleichroeder Advisers LLC; Vice
  New York, New York 10105       Secretary                         President, ASB Securities LLC;
  (born October 1952)                                              Vice President and Assistant
                                                                   Secretary, First Eagle Variable
                                                                   Funds
Andrew DeCurtis ...............  Vice President   November 2000    Vice President, Arnhold and
1345 Avenue of the Americas                       to present       S. Bleichroeder Advisers LLC;
  New York, New York 10105                                         Vice President, First Eagle
  (born March 1968)                                                Variable Funds
Edwin S. Olsen ................  Vice President   November 2000    Vice President, Arnhold and
1345 Avenue of the Americas                       to present       S. Bleichroeder Advisers LLC;
  New York, New York 10105                                         Vice President, First Eagle
  (born September 1939)                                            Variable Funds; Vice President,
                                                                   SG Cowen Securities Corp. from
                                                                   prior to 1999
Stefanie Spritzler ............  Vice President   May 2000 to      Vice President, Arnhold and S.
1345 Avenue of the Americas      and Assistant    present          Bleichroeder Advisers LLC; Vice
  New York, New York 10105       Treasurer                         President, ASB Securities LLC;
  (born July 1973)                                                 Assistant Treasurer, First
                                                                   Eagle Variable Funds
Michael Luzzatto ..............  Assistant Vice   December 2004    Vice President, Arnhold and S.
  1345 Avenue of the Americas    President        to present       Bleichroeder Advisers LLC and
  New York, New York 10105                                         ASB Securities LLC; Assistant
  (born April 1977)                                                Vice President, First Eagle
                                                                   Variable Funds from December
                                                                   1994
Christine Mevs ................  Assistant Vice   December 2004    Vice President, Arnhold and S.
  1345 Avenue of the Americas    President        to present       Bleichroeder Advisers LLC since
  New York, New York 10105                                         February 2004 and Assistant
  (born April 1954)                                                Vice President First Eagle
                                                                   Variable Funds since December
                                                                   2004; prior to February 1994,
                                                                   Vice President, Lazard Asset
                                                                   Management since 1997
Winnie Chin ...................  Assistant        March 2001 to    Assistant Treasurer, First
1345 Avenue of the Americas      Treasurer        present          Eagle Variable Funds
  New York, New York 10105
  (born July 1974)


---------

(1)  The term of office of each officer is indefinite.

    The following table describes the standing committees of the Board of Trustees of the Trust.



                                                                             NUMBER OF COMMITTEE
                                                                               MEETINGS IN THE
   COMMITTEE NAME                 MEMBERS                 FUNCTION(s)         LAST FISCAL YEAR
   --------------                 -------                 -----------         ----------------
Audit Committee......  Jean D. Hamilton               Reviews the contract
                       William M. Kelly               between the Trust
                       Paul J. Lawler (Chair)         and its auditors (in
                                                      this regard, assists
                                                      the Board in
                                                      selecting the
                                                      auditors and is
                                                      directly responsible
                                                      for supervising
                                                      auditor compensation
                                                      and performance),
                                                      oversees the Funds'
                                                      accounting and
                                                      financial reporting
                                                      policies, procedures
                                                      and internal
                                                      controls and acts as
                                                      liaison to auditors;
                                                      reviews and, as
                                                      appropriate,
                                                      approves in advance
                                                      non-audit services
                                                      provided by the
                                                      auditors to the
                                                      Trust, the Adviser,
                                                      and, in certain
                                                      cases, other
                                                      affiliates of the
                                                      Trust.
Nominating and         Candace K. Beinecke (Chair)    Nominates new
  Governance           William M. Kelly               Independent Trustees
  Committee..........  Dominique Raillard             of the Trust. (The
                                                      Nominating Committee
                                                      does not consider
                                                      shareholder
                                                      recommendations.)
                                                      Considers various
                                                      matters relating to
                                                      the governance and
                                                      operations of the
                                                      Board of Trustees,
                                                      including committee
                                                      structure and
                                                      Trustee
                                                      compensation.
Valuation Committee.... John P. Arnhold               Sets and recommends
                        Jean D. Hamilton              securities valuation
                                                      policies, supervises
                                                      the Adviser in the
                                                      valuation of Fund
                                                      assets, and, in
                                                      certain instances,
                                                      values Fund assets
                                                      directly.



COMPENSATION OF TRUSTEES.



    The Trust makes no payments to any of its officers for services. However, effective January 1, 2004 those Trustees of the Trust who are not officers or employees of the Adviser or Arnhold and S. Bleichroeder Holdings, Inc. ('ASB Holdings') are paid by the Trust and First Eagle Variable Funds an annual fee of $50,000, a fee of $2,500 for each in-person meeting and $1,000 (subject to the discretion of the Chair) for each telephonic meeting of the Trust's Board of Trustees, and a fee of $2,000 for each meeting of any Committee of the Board that they attend. These Trustees also receive an annual fee of $12,000 for serving as the chair of either of the Board's Audit and Nominating and Governance Committee and the Chair of the Board of Trustees receives an annual fee of $25,000 for serving in that position. Such fees are allocated, generally, between the Trust and First Eagle Variable Funds on a pro rata basis in relationship to their relative net assets. Each Trustee is reimbursed by the Trust for any expenses he may incur by reason of attending such meetings or in connection with services he may perform for the Trust.

During the fiscal year ended October 31, 2004, an aggregate of $      was paid,
accrued or owed for Trustees' fees and expenses by the Trust.



    The following table sets forth information regarding compensation of Trustees by the Trust and by the fund complex of which the Trust is a part for the fiscal year ended October 31, 2004. Officers of the Trust and Interested Trustees do not receive any compensation from the Trust or any other fund in the fund complex which is a U.S. registered investment company.



                               COMPENSATION TABLE
                       FISCAL YEAR ENDED OCTOBER 31, 2004



                                                                                              TOTAL
                                                                  PENSION                  COMPENSATION
                                                                     OR                      PAID OR
                                                                 RETIREMENT                 OWED FROM
                                                   AGGREGATE      BENEFITS    ESTIMATED     REGISTRANT
                                                  COMPENSATION    ACCRUED       ANNUAL       AND FUND
                                                    PAID OR      AS PART OF    BENEFITS      COMPLEX
                                                   OWED FROM        FUND         UPON        PAID TO
NAME OF PERSON, POSITION                           REGISTRANT     EXPENSES    RETIREMENT   TRUSTEES***
------------------------                           ----------     --------    ----------   -----------
John P. Arnhold, Trustee*.......................    $               N/A          N/A         $      (1)
Candace K. Beinecke, Trustee....................    $               N/A          N/A         $      (1)
Jean D. Hamilton, Trustee.......................    $               N/A          N/A         $      (1)
James E. Jordan, Trustee*.......................    $               N/A          N/A         $      (1)
William M. Kelly, Trustee.......................    $               N/A          N/A         $      (1)
Paul J. Lawler, Trustee.........................    $               N/A          N/A         $      (1)
Dominique Raillard, Trustee.....................    $               N/A          N/A         $      (1)


---------


  *  Interested Trustee.

*** For this purpose, the fund complex consists of five portfolios of the Trust (Global Fund, Overseas Fund, U.S.
     Value Fund, Gold Fund and First Eagle Fund of America), plus the First Eagle Overseas Variable Fund. The number in parentheses indicates the total number of other boards in the fund complex on which the Trustee served as of October 31, 2004.



    ADDITIONAL INFORMATION REGARDING THE TRUSTEES. The following table sets forth information as of December 31, 2004 regarding ownership by the Trustees of the Trust of equity securities of the Trust or any other fund in the same fund complex for which each is also a director or trustee. ('Fund complex' has the same meaning as in the footnote to the table above.) Dollar ranges of ownership are indicated as follows: A = None; B = $1 to $10,000; C = $10,001 to $50,000;
D = $50,001 to $100,000; E = over $100,000.



                              INDEPENDENT TRUSTEES



                                                                        AGGREGATE OWNERSHIP OF EQUITY SECURITIES IN ALL
                        DOLLAR RANGE OF OWNERSHIP OF EQUITY SECURITIES       FUNDS OVERSEEN BY TRUSTEE IN THE FUND
         NAME                IN THE FUNDS AS OF DECEMBER 31, 2004               COMPLEX AS OF DECEMBER 31, 2004
         ----                ------------------------------------               -------------------------------
Candace K. Beinecke...
Jean D. Hamilton......
William M. Kelly......
Paul J. Lawler........
Dominique Raillard....



                              INTERESTED TRUSTEES



                                 OWNERSHIP OF EQUITY         AGGREGATE OWNERSHIP OF EQUITY SECURITIES IN
                               SECURITIES IN THE FUNDS        ALL FUNDS OVERSEEN BY TRUSTEE IN THE FUND
          NAME                 AS OF DECEMBER 31, 2004             COMPLEX AS OF DECEMBER 31, 2004
          ----                 -----------------------             -------------------------------
John P. Arnhold.........
James E. Jordan.........



                              -------------------

    Since January 1, 2004, none of the independent Trustees who is a trustee of another investment company whose adviser and principal underwriter are ASB Advisers and First Eagle Distributors, respectively (e.g., First Eagle Variable Funds, has held any other position with (i) the Trust (other than as a Trustee),
(ii) an investment company having the same adviser or principal underwriter as the Funds or an adviser or principal underwriter that controls, is controlled by, or is under common control with the Adviser or the Distributor (other than as a Trustee), (iii) the Adviser, the Distributor or other affiliate of the Trust, or (iv) any person controlling, controlled by or under common control with the Adviser or the Distributor. Also since January 1, 2004, none of these individuals owns, beneficially or of record, securities issued by (i) the Adviser or the Distributor or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor. Finally, none of these individuals or their immediate family members has an interest in a transaction with a 'related person' of the company. A 'related person' is (i) an executive officer of the Trust, (ii) an investment company having the same adviser or principal underwriter as the Funds or an adviser or principal underwriter that controls, is controlled by or is under common control with the Adviser or the Distributor,
(iii) an executive officer of such an investment company, (iv) the Adviser or the Distributor, (v) an executive officer of the Adviser or the Distributor,
(vi) a person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor, or (vii) an executive officer of a person described in clause (vi) above.



    The Trust, the Adviser, and the Distributor have adopted a code of ethics under Rule 17j-1 of the Investment Company Act. This code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Funds of the Trust, with certain exceptions.



    As of January 30, 2005, the Trustees and officers of the Trust, as a group,
owned beneficially approximately           % of the shares of beneficial
interest of the Gold Fund and    % of the shares of beneficial interest of the
First Eagle Fund of America. As to the remaining Funds, and also as of that date, the Trustees and officers of the Trust, as a group, owned less than 1% of the shares of beneficial interest of each.



    As of January 30, 2005, the following shareholders owned 5.00% or more of the Funds' securities:


FIRST EAGLE GLOBAL FUND:


    CLASS A -- Charles Schwab & Co., Inc., 101 Montgomery St., San Francisco, CA
94104,    %



    CLASS I -- Charles Schwab & Co., Inc., 101 Montgomery St., San Francisco, CA
94104,    %; Raymond James FBO Electrical Workers, 880 Carillon Parkway, St.
Petersburg, FL 33716, 10.01%; Merrill Lynch Pierce Fenner & Smith, 4800 Deer
Lake Drive, Jacksonville, FL 33246,    %



    CLASS C -- Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive,
Jacksonville, FL 32246,    %


FIRST EAGLE OVERSEAS FUND:


    CLASS A -- Charles Schwab & Co., Inc., 101 Montgomery St., San Francisco, CA
94104,    %; Prudential Securities Inc., 1 New York Plaza, New York, NY 10298,
   %



    CLASS I -- Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive,
Jacksonville, FL 32246,    %; Charles Schwab & Co., Inc., 101 Montgomery St.,
San Francisco, CA 94104. 12.12%



    CLASS C -- Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive,
Jacksonville, FL 32246,    %


FIRST EAGLE U.S. VALUE FUND:


    CLASS A -- Charles Schwab & Co., Inc., 101 Montgomery St., San Francisco, CA
94104,    %



    CLASS C -- Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive,
Jacksonville, FL 32246,    %



    CLASS I -- Natexis Bleichroeder, Inc., 1345 Avenue of the Americas, New
York, NY 10105,    %; Charles Schwab & Co., Inc., 101 Montgomery St., San
Francisco, CA 94104,    %


FIRST EAGLE GOLD FUND:


    CLASS A -- Charles Schwab & Co., Inc., 101 Montgomery St., San Francisco, CA
94104,    %; Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive,
Jacksonville, FL 32246,    %



    CLASS C -- Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive,
Jacksonville, FL 32246-6486,    %



    CLASS I -- Natexis Bleichroeder, Inc., 1345 Avenue of the Americas, New
York, NY 10105, Amount:           , Percentage:     %; BNP Paribas Securities
Services, 23 Avenue De La Porte Neuve L-2085, Luxembourg, Amount:           ,
Percentage:     %; MB Childrens LLC, 110 N Wacker Drive, Chicago, IL 60606,
Amount:           , Percentage:     %; Northern Trust Company, FBO The Rose
Hills Foundation, 801 S Canal, PO Box 92956, Chicago, IL 60675,    %

FIRST EAGLE FUND OF AMERICA:


    CLASS Y -- Charles Schwab & Co., Inc., 101 Montgomery St., San Francisco, CA
94104,    %; National Financial Services Corp., 200 Liberty Street, New York, NY
10281,    %; Boston Safe Deposit & Trust, FBO Eastman Kodak Employee's Saving &
Investment Plan, 135 Santilli Highway, Everett, MA 02149,    %



    CLASS C -- Natexis Bleichroeder, Inc., 1345 Avenue of the Americas, New
York, NY 10105,    %



    While the Trust is a Delaware statutory trust, certain of its Trustees and officers are non-residents of the United States and may have all, or a substantial part, of their assets located outside the United States. None of the officers or Trustees has authorized an agent for service of process in the United States. As a result, it may be difficult for U.S. investors to effect service of process upon non-U.S. Trustees or officers within the United States or effectively to enforce judgments of courts of the United States predicated upon civil liabilities of such officers or Trustees under the federal securities laws of the United States.


                     INVESTMENT ADVISORY AND OTHER SERVICES

THE ADVISER


    As described in the Trust's Prospectus, ASB Advisers is the Trust's investment adviser and, as such, manages the Global Fund, the Overseas Fund, the U.S. Value Fund, the Gold Fund and the First Eagle Fund of America. ASB Advisers is a wholly owned subsidiary of ASB Holdings, a privately owned holding company. The Adviser's primary offices are located at 1345 Avenue of the Americas, New York, NY 10105.



    Under its investment advisory contracts with the Trust on behalf of the Global Fund, the Overseas Fund and the Gold Fund, which became effective December 31, 1999, and on behalf of the First Eagle Fund of America, which became effective on January 1, 2003, ASB Advisers furnishes each Fund with investment advice consistent with its stated investment objective. Prior to December 31, 1999, the Global Fund, the Overseas Fund and the Gold Fund had an advisory contract with Societe Generale Asset Management Corp. ('SGAM Corp.'). ASB Advisers also furnishes the Trust with office space and certain facilities required for the business of the Funds, and statistical and research data, and pays any compensation and expenses of the Trust's officers.



    On December 22, 1999, the shareholders of the Global Fund, the Overseas Fund and the Gold Fund, and on August 31, 2001, the shareholders of the U.S. Value Fund approved the Advisory Agreement between the Trust and the Adviser applicable to those Funds. On December 10, 2002, the shareholders of the First Eagle Fund of America approved the Advisory Agreement between the Trust and the Adviser applicable to that Fund. The Board of Trustees approved these Advisory Agreements most recently on December 7, 2004. In doing so, the Trustees considered the desirability of continuing the Funds' historic relationship with the Adviser in light of the total compensation to be received by the Adviser, the expenses incurred by the Adviser in performing services under the Advisory Agreements and the total cost to the Funds of using the Adviser's services, taking into account any expenses that the Adviser may pass to the Funds. The Trustees determined that the compensation to be received by the Adviser and the expenses both incurred by the Adviser and passed to the Funds are reasonable and appropriate in light of the nature, extent and quality of the services provided by the Adviser. The Trustees also considered the effects of indirect compensation to the Adviser, such as soft dollar and other service benefits, and the effect of the advisory fee on the ratio of total expenses to total assets (including the allocation of the benefits of economies of scale among the parties as the Funds grow), which the Trustees determined are reasonable and appropriate. In addition, they compared competitive prices for comparable services and advisory fees charged to institutional clients of the Adviser and evaluated the Adviser's past performance and reliability as well as its profitability, capabilities and financial condition. Among other things, the Trustees determined that the Adviser's fees were competitive to those charged by investment advisers to similar funds and to institutional clients of the Adviser, total compensation was reasonable, and the Funds' expense ratios were reasonable both on an absolute basis and when compared to those of similar funds. The Trustees also determined that the Adviser's past performance and reliability on behalf of the Funds were excellent when compared with investment advisers to similar funds and the Adviser's profitability and financial condition were satisfactory. The Trustees also noted their confidence in the capability and integrity of the senior management and staff of the Adviser. Accordingly, they concluded that the Advisory Agreements serve the interests of the Funds and their shareholders.

THE SUBADVISER

    Pursuant to a subadvisory agreement ('Subadvisory Agreement') and subject to the oversight of the Adviser, Iridian Asset Management LLC ('Iridian') manages the investments of the First Eagle Fund of America. Iridian is a Delaware limited liability company and is a majority-owned subsidiary of BIAM (US), Inc. ('BIAM'), a wholly owned U.S. subsidiary of The Governor and Company of the Bank of Ireland. Iridian's primary offices are located at 276 Post Road, Westport, CT 06880. Harold J. Levy is a portfolio manager of the First Eagle Fund of America and, as an employee of ASB Advisers, was a portfolio manager of First Eagle Fund of America in its prior format as a series of the First Eagle Funds trust since its inception in April 1987. David L. Cohen is a portfolio manager of the First Eagle Fund of America and, as an employee of ASB Advisers, was a portfolio manager of the First Eagle Fund of America in its prior format as a series of the First Eagle Funds trust since 1989. Messrs. Levy and Cohen are indirect minority owners of Iridian, which they formed in November 1995. Prior to the Subadvisory Agreement, Messrs. Levy and Cohen were also employed by ASB Advisers since 1985 and 1989, respectively.


    The shareholders of the First Eagle Fund of America approved the Subadvisory Agreement on December 10, 2002. The Board of Trustees approved the Agreement most recently on December 7, 2004. In doing so, the Trustees considered the desirability of continuing the Fund's historic relationship with Messrs. Levy and Cohen and the Adviser's commitment to supervise their provision of portfolio management services under the Agreement. They also noted that the fees paid to the Subadviser are paid by the Adviser and do not increase the advisory fees borne directly by Fund shareholders. In this regard, they noted positively the quality of the services (measured in terms of investment and performance reliability) delivered by the Subadviser. They also considered the costs incurred by the Subadviser relative to these services and to the fees paid under the Subadvisory Agreement. In doing so, they considered the effects of other benefits to the Subadviser resulting from its relationship to the Fund, including soft dollar and other service benefits. The Trustees concluded that the Subadvisory Agreement serves the interest of the Fund and its shareholders. (A number of the factors evaluated by the Trustees in considering the Advisory Agreement were found not to be additionally relevant in respect of the Subadvisory Agreement, principally because the payments in question had been separately evaluated in respect of the Advisory Agreement.)


    As to each Fund, the Advisory Agreement, and additionally with respect to the First Eagle Fund of America, the Subadvisory Agreement, will continue in effect after the end of the initial two-year period from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or for any loss suffered by the Funds in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreement provides that it will terminate automatically if assigned, within the meaning of the Investment Company Act, and that it may be terminated without penalty by either party upon not more than 60 days nor less than 30 days' written notice. The Subadvisory Agreement provides that Iridian will not be liable for any error of judgment or for any loss suffered by the First Eagle Fund of America in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Subadvisory Agreement provides that it will terminate automatically if assigned, within the meaning of the Investment Company Act, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice.

    In return for the services listed above, each Fund pays ASB Advisers a fee at the annual rate of the average daily value of the Fund's net assets as follows:


Global Fund..............................  0.75%
Overseas Fund............................  0.75%
U.S. Value Fund..........................  0.75%
Gold Fund................................  0.75%
First Eagle Fund of America..............  1.00%





    The Adviser also performs certain administrative and accounting services on behalf of the Funds, and, in accordance with its agreement with them, the Funds reimburse the Adviser for costs (including personnel, overhead and other costs) related to those services. These reimbursements may not exceed an annual rate of 0.05% of the value of a Fund's average daily net assets.


    With respect to the First Eagle Fund of America, the fees to be paid to Iridian under the Subadvisory Agreement will be be based on a reference amount equal to 50% of the combined (i) fees received by the ASB

Advisers for advisory services on behalf of the First Eagle Fund of America and
(ii) fees received by First Eagle Distributors, the Fund's distributor (previously defined as the 'Distributor'), for its shareholder liaison services on behalf of the First Eagle Fund of America (as described under the section 'Distributor of the Funds' Shares' below). These amounts are reduced by certain direct marketing costs borne by the Adviser in connection with the Fund and, as of the day following the second anniversary of the Subadvisory Agreement (i.e., December 11, 2004), are further reduced by the amount paid by the Adviser for certain administrative expenses incurred in providing services to the Fund.



    Advisory and Subadvisory fees are paid monthly. The annual fee rates listed above for the Global Fund, the Overseas Fund and the Gold Fund, respectively, are higher than the rate of fees paid by most U.S. mutual funds that invest primarily in domestic equity securities. The Trust believes, however, that the advisory fee rates are not higher than the rate of fees paid by most other mutual funds that invest significantly in foreign equity securities.



    For the fiscal year ended October 31, 2004, the Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund and First Eagle Fund of America paid investment
advisory fees in the amount of $         , $        , $      , $      and
$        , respectively.



    For the fiscal year ended October 31, 2003, the Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund and First Eagle Fund of America paid investment advisory fees in the amount of $20,942,937, $15,290,320, $627,599, $1,742,491 and $5,095,774, respectively.





PORTFOLIO MANAGERS



    Charles de Vaulx, as the sole portfolio manager of the Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund, has primary responsibility for these Funds' day-to-day management. In that capacity he receives significant input and support from a team of analysts. Additional information regarding these analysts is available on page 27.



    Harold J. Levy and David L. Cohen, employees of Iridian Asset Management LLC, are the portfolio managers of the First Eagle Fund of America. The two share primary responsibility for this Fund's day-to-day management.



    The following table provides information as of October 31, 2004 relating to the activities, and investments in the Funds, by the portfolio managers of the Funds.



                               NUMBER OF                                   NUMBER OF
                               REGISTERED                                 OTHER POOLED             NUMBER OF
                               INVESTMENT                                  INVESTMENT                OTHER
                               COMPANIES                                    VEHICLES                ACCOUNTS
                              MANAGED AND            BENEFICIAL           MANAGED AND             MANAGED AND
                              TOTAL ASSETS          OWNERSHIP OF          TOTAL ASSETS            TOTAL ASSETS
                                FOR SUCH         EQUITY SECURITIES          FOR SUCH                FOR SUCH
   PORTFOLIO MANAGER           ACCOUNTS*            IN THE TRUST            ACCOUNTS                ACCOUNTS
   -----------------           ---------            ------------            --------                --------
Charles de Vaulx.......  5 accounts with assets  Over $1,000,000     3 accounts with assets  10 accounts with
                         of $16.4 billion                            of $2.2 billion         assets of $842.7
                                                                                             million
Harold J. Levy.........  1 account with assets   Over $1,000,000     3 accounts with assets  137 accounts with
                         of $632.9 million                           of $310.9 million       assets of $6.79
                                                                                             billion
David L. Cohen.........  4 accounts with assets  Over $1,000,000     5 accounts with assets  169 accounts with
                         of $755.2 billion                           of $408.2 million       assets of $8.03
                                                                                             billion



---------

* The data provided herein includes the Funds.



    With respect to the accounts identified in the table above, Mr. de Vaulx manages two pooled investment vehicles and two other accounts with assets totaling $1.87 billion and $143 million, respectively, for which the advisory fees are based in part on performance of the accounts. Performance fees for a particular account of the Adviser do not accrue, however, to any particular portfolio manager, including Mr. de Vaulx. As of January 1, 2005, the Adviser's portfolio manager compensation is a combination of salary, discretionary bonus and automatic participation in a company-funded retirement plan. Mr. de Vaulx earns his discretionary bonus in any year that his performance, defined in terms of a blended benchmark consisting of 50% Global Fund performance and 50% Overseas Fund performance, exceeds a blended benchmark comprised of 50% of the MSCI World Index and 50% of the MSCI EAFE Index, on a rolling nine-year period beginning January 1, 1997. The discretionary bonus is based in part upon a percentage of the Adviser's pre-tax and pre-bonus profits with respect to certain accounts.



    With respect to the accounts identified in the table above, Mr. Levy and Mr. Cohen manage one pooled investment vehicle with assets totaling $38.7 million and three other accounts with assets totaling $260.5 million for which the advisory fees are based in part on performance of such accounts. Performance fees for a particular account of Iridian do not accrue, however, to any particular portfolio manager. As of October 31, 2004, Iridian's portfolio manager compensation is a combination of salary, discretionary bonus and automatic participation in a company-funded retirement plan. Cash bonuses are the most significant portion of total compensation, and annual bonus compensation is based on a portfolio manager's
(i) success at moving the investment process forward; (ii) generation of successful research ideas; and (iii) the extent of his or her participation in the firm's overall success. Iridian's portfolio managers are not compensated for new business development and client retention.



    In addition, Iridian has established a program in which it will grant interests in Iridian akin to stock options to current and future employees as a form of long-term incentive. The program is designed to allow investment staff and other key employees to participate in the long-term growth of the value of the firm. Once awarded, these interests start to vest after three years -- 25% each year thereafter.



    Although the identified portfolio managers (i.e., Messrs. de Vaulx, Levy and Cohen) are assisted by research analysts and trading personnel, no other person has final responsibility for Fund investment decisions. In order to provide you with additional information regarding the Adviser, the following table identifies the research analysts assisting Mr. de Vaulx and provides information regarding their professional backgrounds.



                              POSITION HELD
                                WITH THE                                                           AREAS OF
RESEARCH ANALYST                 ADVISER       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS         SPECIALTY
----------------                 -------       -------------------------------------------         ---------
Alan Barr, CFA..............  Vice President  Mr. Barr joined the Adviser as a research     Paper and forest
                                              analyst in March 2001. As an equity research  products, chemicals,
                                              analyst, he spent four years at PNC Bank      telecommunications,
                                              and, prior to that, seven years at            insurance industries
                                              Rittenhouse Financial Services. Mr. Barr      and East European
                                              graduated from Temple University in 1985      companies.
                                              with an undergraduate degree in
                                              Communications.

Abhay Deshpande, CFA........  Vice President  Mr. Deshpande joined the Adviser as a re-     Energy, retail, media,
                                              search analyst in February 2000. He spent     food and beverage
                                              three years as a research analyst with the    industries and Asian
                                              Oakmark Fund. Mr. Deshpande earned his        companies.
                                              undergraduate degree in Finance from the
                                              University of Louisville in 1992.

Simon Fenwick,..............  Vice President  Mr. Fenwick joined the Adviser as a research  Gold, industrial, analyst in March 2003. As an equity research  utilities industries, analyst, he spent two years at SG Securities  and Australian, New
                                              and, prior to that, six years at BNP          Zealand, Canadian and
                                              Paribas. Mr. Fenwick is a graduate of         South African com-
                                              Queensland University and has completed       panies.
                                              post-graduate studies with the Securities
                                              Institute of Australia.

Anita Krishnamoorthy, CFA...  Assistant Vice  Ms. Krishnamoorthy joined the Adviser as a    Financial
                              President       research analyst in July 2004. Her prior      institutions, retail,
                                              work experience includes corporate tax        real estate,
                                              advisory at PriceWaterhouseCoopers, business  electronics and agri-
                                              analysis at Standard Chartered Bank and       culture, and Asian
                                              investment banking at Morgan Stanley. Ms.     companies.
                                              Krishnamoorthy earned her MBA from the
                                              Wharton School, University of Pennsylvania
                                              in 2004.

Charles de Lardemelle,        Vice President  Mr. de Lardemelle joined the Adviser as a     Capital goods, hotels,
CFA.........................                  research analyst in October 1996. He earned   technology, services,
                                              his post-graduate degree in Finance at Ecole  transportation indus-
                                              des Hautes Etudes Commerciales du Nord        tries and North Asian
                                              (EDHEC) in Lille, France in 1996.             companies.

Maureen McLoughlin, CFA.....  Assistant Vice  Ms. McLoughlin joined the Adviser in August   Banking, real estate,
                              President       1999 as a Trading Assistant and was promoted  and technology-hard-
                                              to research analyst in January 2002. From     ware/software indus-
                                              August 1998 to August 1999, Ms. McLoughlin    tries and Latin
                                              worked as a Sales Assistant for Salomon       American and Korean
                                              Smith Barney in their Private Client Group.   companies.
                                              She earned her undergraduate degree in
                                              Chemistry from Lafayette College in 1998.

                              POSITION HELD
                                WITH THE                                                           AREAS OF
RESEARCH ANALYST                 ADVISER       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS         SPECIALTY
----------------                 -------       -------------------------------------------         ---------
Thibaut Pizenberg...........  Assistant Vice  Mr. Pizenberg joined the Adviser as a         Automobile, building
                              President       research analyst in August 2001. As an        products/construction,
                                              equity analyst, he spent 15 months at SG      and healthcare indus-
                                              Cowen Asset Management. Mr. Pizenberg is a    tries and Scandinavi-
                                              graduate of Paris Dauphine University and     an companies.
                                              has completed his post-graduate degree in
                                              Corporate Finance at the European School of
                                              Management (ESCP) in Paris, France in 2000.



CONFLICTS OF INTEREST



    Personnel of the Adviser and/or Subadviser (including the Funds' portfolio managers identified above) serve as portfolio managers to certain clients and unregistered investment companies that may utilize an investment program that is substantially similar to that of a Fund managed by such person. In addition, the Adviser and Subadviser currently serve, or may in the future serve, as investment adviser to other registered investment companies, unregistered investment companies or accounts (including proprietary accounts), some of which provide for incentive compensation (such as performance fees). Consequently, the Adviser's and Subadviser's investment management activities may present conflicts between the interests of a Fund and those of the Adviser and/or Subadviser and potentially among the interests of various accounts managed by the Adviser and/or Subadviser, principally with respect to allocation of investment opportunities among similar strategies. Although each of the Adviser and the Subadviser has adopted allocation procedures intended to provide for equitable treatment of all accounts, it is possible that unforeseen or unusual circumstances may arise requiring case-by-case treatment. The allocation procedures generally contemplate like treatment for like accounts, with exceptions for various special considerations, including an account's tax position, cash management requirements, concentration tolerance or minimum investment size policies.


                               VOTING OF PROXIES


    The Board of Trustees has delegated to the Adviser (and Subadviser in the case of First Eagle Fund of America) the authority to vote proxies received by the Funds from the companies in which they invest (for this purpose, the 'portfolio positions'). The Adviser and Subadviser have adopted policies and procedures (the 'Policies') regarding the voting of such proxies, which Policies have been reviewed and approved by the Board of Trustees as appropriate to their management of the Funds' assets. The Policies provide that the Adviser or Subadviser, as the case may be, will vote client proxies in a manner that serves the best interest of the client, as determined by the Adviser or Subadviser in its discretion, taking into account relevant factors, including: (i) the impact on returns to be earned by the client; (ii) alignment of the interests of management of the portfolio position with that of the client, including establishing appropriate incentives for management; (iii) the ongoing relationship between the client and the portfolio positions in which it is invested, including the continued or increased availability of information regarding such position; and (iv) industry and business practices. The Policies also establish guidelines under which the Adviser or Subadviser generally will vote with management of a portfolio position on various routine matters (such as the election of directors/trustees, the appointment of auditors, and establishing the date and place of an annual meeting, among others) but will evaluate non-routine matters (such as compensation plans, changes in investment policies, and changes in voting rights, among others) on a case by case basis. Finally, the Policies provide procedures that address conflicts of interest between the Adviser or Subadviser and a client with respect to voting proxies, which may involve review of a proposed vote by their compliance personnel and, in certain circumstances, will require consultation with the client or its representative (the Board of Trustees, in the case of the Trust). The Adviser or Subadviser may abstain from voting from time to time when it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote.



    Information regarding the Adviser's and Subadviser's proxy-voting record on behalf of the Trust for any twelve-month period ended June 30 (beginning with periods ended June 30, 2004) is available by calling the Trust at
(800) 334-2143 to request this information, which is also available on the SEC's website at http://www.sec.gov.

                        DISTRIBUTOR OF THE FUNDS' SHARES

    First Eagle Funds Distributors, a division of ASB Securities LLC, serves as the Distributor of the Funds' shares. ASB Securities LLC is a registered broker-dealer and a member of the National Association of Securities Dealers ('NASD'). ASB Securities LLC, like the Adviser, is a wholly-owned subsidiary of ASB Holdings.


    Each Fund pays the Distributor a Rule 12b-1 fee to cover expenses incurred by the Distributor for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions on Class A shares at the annual rate of up to 0.25% of the average daily net assets of each Fund's outstanding Class A shares. Each Fund pays the Distributor Rule 12b-1 and service fees on Class C shares at the combined annual rate of up to 1.00% of the average daily net assets of each Fund's outstanding Class C shares. The First Eagle Fund of America pays the Distributor a Rule 12b-1 fee on
Class Y shares at the annual rate of up to 0.25% of the average daily net assets of the Fund's outstanding Class Y shares. These payments (other than service fees) may also be used to cover expenses incurred by the Distributor for providing sales and promotional activities under the Funds' Rule 12b-1 Plan, including the printing and distribution of sales literature and prospectuses sent to prospective investors. The Distributor also normally retains part of the initial sales charge as its underwriter's allowance on sales of Class A shares, and when it does broker-dealers may be deemed to be underwriters as that term is defined under the Securities Act of 1933. Pursuant to the Distribution and Services Agreements between the Distributor and the Trust, the Funds agree to indemnify the Distributor against certain liabilities under the Securities Act of 1933, as amended.


    The Funds' Rule 12b-1 Plan is a compensation plan which means that the Funds pay the Distributor for distributor services based on the net assets of Class C and Class A shares. The Distributor pays financial services firms fees for distributing the Class C and Class A shares (and Class Y shares for the First Eagle Fund of America). The Class I shares of the Global Fund, the Overseas Fund, the U.S. Value Fund and the Gold Fund do not participate in the Plan.


    Under the Rule 12b-1 Plan, for the 12-month period ended September 30, 2004, the Distributor (or its predecessor, another affiliate or related party of the
Adviser) paid $         to financial services firms as fees for distribution of
Fund shares, $        for compensation and overhead for internal marketing
personnel, $      for printing costs (for example, with respect to prospectuses
for prospective investors or marketing materials for the Funds), $      for
payments to marketing consultants and for other professional services, and
$      for miscellaneous distribution-related costs. These payments aggregated
$         , of which $         was paid by the Distributor (or its predecessor)
from amounts received by it under the Funds' Rule 12b-1 Plan (which amounts
included $      retained by the Distributor (or its predecessor) under that Plan as fees for its own distribution activities on behalf of the Funds). The remainder of that aggregate amount was paid by the Distributor (or its predecessor) from its own assets.



    A Fund may, with the approval of the Trust's Board of Trustees, from time to time enter into arrangements with institutions to provide sub-transfer agent services and other related services (e.g., client statements, tax reporting, order-processing and client relations) where a number of persons hold Fund shares through omnibus or other 'street name' accounts registered with the Fund's transfer agent, DST Systems, Inc. ('DST'), in the name of that institution. Under those arrangements, a Fund may compensate the institution rendering such services on a per sub-account basis, as an asset-based fee, as a sales fee or in some cases through a combination of the three. Such compensation paid by the Fund does not amount in aggregate for more than what otherwise would have been paid to DST for the same services. (Any portion of sub-transfer agency fees paid in excess of that limit is paid by the Distributor.) Although these payments cover services received, the Trust and/or Distributor may be required to obtain and pay for such services as a condition for distribution, and as noted, they may in part be calculated by reference to assets raised or maintained. For the twelve month period ended September 30, 2004, total payments of this nature made by the Funds were approximately $ million. An additional
$      was paid by the Distributor out of his own resources for these services during the same period. These payments are not made pursuant to the Rule 12b-1 Plan described above.



    The Distributor also pays from its own resources for travel and similar expenses incurred by brokers or broker representatives related to diligence or informational meetings in which broker representatives meet with investment professionals employed by the Fund's investment adviser, as well as for costs of organizing and holding such meetings. The Trust and/or Distributor may be requested to, and/or make, other payments in the future.

                                  FUND SHARES



    The shares of the beneficial interests of the Trust are currently classified as Class A shares, Class C shares and Class I shares of the Global Fund, Class A shares, Class C shares and Class I shares of the Overseas Fund, Class A shares, Class C shares and Class I shares of the U.S. Value Fund, Class A shares,
Class C shares and Class I shares of the Gold Fund and Class A shares, Class C shares and Class Y shares of the First Eagle Fund of America. All shares issued and outstanding are redeemable at net asset value at the options of shareholders. Shares have no preemptive or conversion rights.



    The Board of Trustees is authorized to reclassify and issue any shares of the Trust without shareholder approval. Accordingly, in the future, the trustees may create additional series or class of shares with different investment objectives, policies or restrictions. Any issuance of shares of another series or class would be governed by the 1940 Act and Delaware law. Each share of each Fund is entitled to one vote for each dollar of net asset value and a proportionate fraction of a vote for each fraction of a dollar of net asset value. Generally, shares of each Fund vote together on any matter submitted to shareholders, except when otherwise required by the 1940 Act or when a matter does not affect any interest of a particular class, in which case only shareholders of such other class or classes whose interests may be affected shall be entitled to vote. Shareholders shall not be entitled to cumulative voting in the election of Trustees or on any other matter.


                         COMPUTATION OF NET ASSET VALUE

    Each Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange is open for trading. The Exchange is closed on the following days: New Year's Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.


    A portfolio security, other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio securities will be valued at the mean between the closing bid and asked prices. Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation, except if such unlisted security traded on the NASDAQ in which case it is valued at its last sale price (or, if available in the case of NASDAQ securities, the NASDAQ Official Closing Price ('NOCP')). All bonds, whether listed on an exchange or traded in the over-the-counter market, for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Short-term investments maturing in sixty days or less are valued at cost plus interest earned, which approximates value. Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the exchange or market deemed to be the primary trading venue for that security. Securities for which current market quotations are not readily available are valued at fair value as determined in good faith by the Trust's Board of Trustees or their delegates. A make-up sheet showing the computation of the total offering price, using as a basis the value of the Funds' portfolio securities and other assets and their outstanding securities as of October 31, 2004, appears as the Statement of Assets and Liabilities for the Funds.



    In circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of a Fund's holdings in that market, when market prices are determined to be 'stale' as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable or determined to be unrealiable for a particular holding, such holdings may be 'fair valued' to reflect the events in accordance with procedures approved by the Board of Trustees. As a result, the value assigned to a Fund's holdings may differ on occasion from reported market values. With respect to foreign holdings, the determination of whether a particular investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Funds believe using fair value pricing in the circumstances described above will result in prices that are more reflective of the actual market value of portfolio securities held by the Funds than would be the case if only closing market prices for those securities were considered.

                        DISCLOSURE OF PORTFOLIO HOLDINGS


    A Fund's portfolio holdings are made public, as required by law, in the Fund's annual and semi-annual reports. These reports are filed with the SEC and mailed to shareholders approximately 60 days after the last day of the relevant period. (In addition, these reports are available upon request as described on the front cover of this statement of additional information.) Also as required by law, a Fund's portfolio holdings are reported to the SEC on a quarterly basis approximately 60 days after the last day of the relevant period. Top-ten position holdings are posted to the Funds' website on a monthly basis within 15 days after the end of each month. As should be clear, because the Funds consider current portfolio holding information proprietary, such information is typically withheld for some time before being made public.



    When authorized by appropriate executive officers of the Funds, portfolio holdings information may be given more frequently than as just described to third-party Fund service providers, various mutual fund rating and ranking organizations and certain affiliated persons of the Funds. As of the date of this Statement of Additional Information, these persons are limited to the Distributor, the Funds' custodian and internal and external accounting personnel, pricing and valuation services, the Funds' independent auditors, Institutional Shareholder Services and other proxy voting agents, and the following mutual fund rating/ranking organizations: Morningstar, Lipper, Value Line, Standard & Poor's and CDA Weisenberger/Thomson Financial. In such cases, the information provided is subject to limitations on use intended to prohibit the recipient from trading on or further disseminating it. Neither the Funds nor the Adviser (nor its affiliates) receives any compensation in connection with disclosure of information to these parties, and all such arrangements are pursuant to policies approved by the Board of Trustees, which has determined that they are appropriate and in the interests of Fund shareholders.



    Additionally, the Adviser or its personnel from time to time may comment to the press, Fund shareholders, prospective investors or shareholder or investor fiduciaries or agents (orally or in writing) on one or more of the Funds' portfolio securities or may state that the Funds recently purchased or sold one or more securities. This commentary also may include such statistical information as industry, country or capitalization exposure, credit quality information, specialized financial characteristics (alpha, beta, maturity, sharpe ratio, standard deviation, default rate, etc.), price comparisons to various measures, portfolio turnover and the like. No comments may be made, however, if likely to permit, in the sole judgment of the Adviser, inappropriate trading of Fund shares or of Fund portfolio securities.




                             HOW TO PURCHASE SHARES


    The methods of buying and selling shares and the sales charges applicable to purchases of shares of a Fund are described in the Trust's Prospectus. As stated in the Prospectus, shares of each Fund may be purchased at net asset value by various persons associated with the Trust, the Adviser, ASB Securities LLC, ASB Holdings, certain firms providing services to the Trust or affiliates thereof for the purpose of promoting good will with employees and others with whom the Trust has business relationships, as well as in other special circumstances. Shares are offered to other persons at net asset value in circumstances where there are economies of selling efforts and sales related expenses with respect to offers to certain investors.


                                   TAX STATUS

    Each Fund intends to qualify annually as a 'regulated investment company' under the Internal Revenue Code of 1986, as amended (the 'Code'). In order to qualify as a regulated investment company for a taxable year, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (such as gains from options, futures or forward contracts) derived with respect to the business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer qualifying only if the Fund's investment is limited to an amount not greater than 5% of the value of the Fund's assets and not more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are determined, under Treasury regulations, to be engaged in the same or similar trades or businesses or related trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends and interest net of expenses and net short-term capital gains in excess of net long-term capital losses) for the year.

    If a Fund fails to qualify for taxation as a regulated investment company for any taxable year, the Fund's income will be taxed at Fund-level at regular corporate rates. In addition, in order to requalify for taxation as a regulated investment company that is accorded special tax treatment, such Fund may be required to recognize unrealized gains, incur substantial taxes and interest on such unrealized gains, and make certain substantial distributions.


    As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a non-deductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to or exceeding the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and (3) 100% of any ordinary income and capital gains for the preceding year that were not distributed during that year. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

    Different tax treatment is accorded accounts maintained as IRAs, including a penalty on pre-retirement distributions that are not properly rolled over to other IRAs. Shareholders should consult their tax advisers for more information.


    Dividends paid out of a Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. For taxable years beginning on or before December 31, 2008, certain dividends received by non-corporate shareholders (including individuals), known as 'qualified dividend income,' may be eligible for the maximum 15% tax rate applicable in the case of long-term capital gains. To the extent that a portion of a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction if so designated by the Fund in a written notice to shareholders. However, any dividends paid by a Fund that are attributable to distributions from real estate investment trusts ('REITs') will not qualify for the corporate dividends-received deduction, nor will they qualify for the maximum 15% tax rate on certain Fund dividends earned by noncorporate shareholders (including individuals). A Fund's investments in REIT equity securities may require such Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). For taxable years beginning on or before December 31, 2008, distributions of net capital gains derived from all sales of portfolio securities by a Fund, if any, designated as capital gains distributions, are generally taxable to individual shareholders at a maximum 15% capital gains rate, regardless of whether the shareholder has held the Fund's shares for more than one year, and are not eligible for the dividends-received deduction. After the close of each fiscal year, each Fund will designate the portion of its dividend income constituting qualified dividend income, dividends eligible for the corporate dividends received deduction, and capital gain dividends. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will recognize income and have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming the Fund shares are held as a capital asset). Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.


    Investments by a Fund in securities issued or acquired at a discount, or providing for deferred interest or payment of interest in the form of additional obligations could result in income to the Fund equal generally to a portion of the excess of the face value of the securities over their issue or acquisition price (the 'original issue discount') each year that the securities are held, even though the Fund receives no interest payments. In addition, a

Fund's investment in foreign currencies or foreign currency denominated or referenced debt, certain asset-backed securities, Section 1256 contracts (as described below) and, contingent payment and inflation-indexed debt instruments also may increase or accelerate a Fund's recognition of income, including the recognition of taxable income in excess of the cash generated by such investments. Such income must be included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the imposition of federal income tax and the 4% excise tax. In such case, the Fund could be required to dispose of securities which it might otherwise have continued to hold or borrow to generate cash to satisfy its distribution requirements. If a Fund invests in certain high yield original issue discount obligations issued by U.S. corporations, a portion of the original issue discount accruing on such an obligation may be eligible for the corporate dividends-received deduction. In such event, a portion of the dividends from investment company taxable income paid by the Fund to its corporate shareholders may be eligible for this corporate dividends-received deduction if so designated by the Fund in a written notice to shareholders.

    Certain regulated futures, nonequity option, and foreign currency contracts in which the Funds may invest are 'section 1256 contracts.' Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are 'marked-to-market' (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

    Generally, the hedging transactions undertaken by the Funds may result in 'straddles' for U.S. federal income tax purposes. The straddle rules may cause certain gains to be treated as short-term rather than long-term and may cause certain losses to be treated as long-term rather than short-term. In addition, losses realized by these Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized and certain interest expenses may be required to be capitalized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to these Funds of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gains realized by a Fund which is taxed as ordinary income when distributed to shareholders.

    Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If any of these Funds makes any of such elections, the amount, character and/or timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

    Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gains, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

    Notwithstanding any of the foregoing, a Fund may recognize gain from a constructive sale of certain 'appreciated financial positions' if generally the Fund enters into a short sale of offsetting notional principal contract with respect to, or a futures or a forward contract to deliver the same or substantially identical property or, in the case of an appreciated financial position that is a short sale, an offsetting notional principal contract or a futures or forward contract, if the Fund acquires the same or substantially identical property as the underlying property for the position. Appreciated financial positions subject to this constructive sale treatment are interests (including options and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions that are closed before the end of the 30th day after the end of the taxable year in which the transaction was entered into if the taxpayer holds the appreciated financial position throughout the 60 day period beginning on the date the transaction is closed and at no time during this 60 day period is the taxpayer's risk of loss with respect to the appreciated securities reduced by certain circumstances.

    If a Fund has long-term capital gain from a 'constructive ownership transaction' with respect to any financial asset, the amount of such gain which may be treated as long-term capital gain by the Fund is limited to the amount of such gain which the Fund would have recognized if it had been holding such financial asset directly, rather than through a constructive ownership transaction, with any gain in excess of this amount being treated as ordinary income. In addition, any such gain recharacterized as ordinary income is treated as having been realized ratably over the duration of such constructive ownership transaction grossed up by an interest charge when reported in the year recognized. A constructive ownership transaction includes holding a long position under a notional principal contract with respect to, or entering into a forward or futures contract to acquire certain financial assets, or both holding a call option and granting a put option with respect to certain financial assets where such options have substantially equal strike prices and contemporaneous maturity dates.


    Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency or determined with reference to one or more foreign currencies and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency or determined with reference to one or more foreign currencies gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition thereof also are treated as ordinary income or loss. Generally gains or losses with respect to forward contracts, futures contracts, options or similar financial instruments (other than section 1256 contracts) which are denominated in terms of a foreign currency or determined by reference to the value of one or more foreign currencies are treated as ordinary gains or losses, as the case may be. These gains or losses, referred to under the Code as 'section 988' gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income. However, in certain circumstances, it may be possible to make an election to treat such gains or losses as capital gains or losses or as subject to the rules applicable to section 1256 contracts, rather than subject to section 988 treatment. Furthermore, if section 988 losses exceed other investment company taxable income generated by a Fund during a taxable year, the Fund's distributions for the taxable year (including distributions made before such section 988 losses were recouped) would be treated as a return of capital to the Fund's shareholders (rather than as dividends), thereby reducing the basis of each shareholder's Fund shares and potentially resulting in a capital gain for any shareholder receiving a distribution greater than such shareholder's adjusted tax basis in Fund shares (assuming such shares are held as a capital asset).


    Upon the sale or other disposition of shares of a Fund, a shareholder may realize a capital gain or loss which may be eligible for reduced federal income tax rates, generally depending upon the shareholder's holding period for the shares. Any loss recognized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less generally will be treated as a long-term capital loss to the extent of any distributions received by the shareholder with respect to such shares that are treated as long-term capital gains. No gain or loss will be recognized by a Fund shareholder on the conversion or exchange of a class of shares in the same Fund to a different class of shares in the same Fund. A shareholder's tax basis in the class of Fund shares acquired will be the same as such shareholder's basis in the class of Fund shares converted, and the holding period in the class of Fund shares acquired will include the holding period for the converted Fund shares.

    Under certain circumstances the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of a Fund are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

    Each Fund may be subject to foreign withholding taxes on income and gains derived from its investments outside the United States. Such taxes would reduce the yield on the Funds' investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign source income or foreign withholding taxes paid by the Fund that can be treated as income taxes under U.S. federal income tax principles, as respectively earned and paid by its shareholders. For any year that a Fund makes such an election, each of its shareholders will be required to include in computing its income its allocable share of such taxes paid by the Fund, and will be entitled, subject to certain limitations, to credit its share of such taxes against its U.S. federal income tax due, if any, or to deduct it (as an itemized deduction) from its U.S. federal gross income, if any.

    Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the amount of shareholder's U.S. federal income tax liability attributable to its foreign source taxable income. With respect to the Global Fund, the Overseas Fund and Gold Fund, if the pass through election described above is made, the source of the electing Fund's income flows through to its shareholders. Certain gains from the sale of securities and certain foreign currency gains will not be treated as foreign source taxable income. In addition, this foreign tax credit limitation must be applied separately to certain categories of foreign source income, one of which is foreign source 'passive income.' For this purpose, foreign source 'passive income' generally includes foreign source dividends (other than dividends from non-controlled section 902 corporations, and certain other corporations), interest, capital gains and foreign currency gains. As a consequence, some shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by the Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than 'qualified passive income.' The foreign tax credit is disallowed with respect to foreign taxes withheld on dividends if the dividend paying shares are held by the Fund for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. The foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. Furthermore, certain retirement accounts cannot claim the benefit of the foreign tax credit from dividends paid on foreign securities held by a Fund. If a Fund is not eligible to make the pass-through election described above, the foreign taxes it pays will reduce its income, if any, and distributions by the Fund will be treated as U.S. source income. Each shareholder will be notified within 60 days after the close of an eligible Fund's taxable year whether, pursuant to the election described above, the foreign taxes paid by the Fund will be treated as paid by its shareholders for that year and, if so, such notification will designate (i) such shareholder's portion of the foreign taxes paid to a foreign country and (ii) the portion of the Fund's dividends and distributions that represents income derived from sources within such country. Shareholders of an eligible Fund would be required to include their proportionate share of foreign taxes paid by the Fund in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and either deduct such proportionate share of taxes in computing their taxable incomes or, alternatively, claim such amounts as foreign tax credits against their U.S. income taxes. No deduction for foreign taxes may be claimed by noncorporate shareholders who do not itemize deductions. A U.S. nonresident individual or U.S. nonresident corporation may be subject to U.S. withholding taxes on the gross income resulting from an eligible Fund's election described above, but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder.

    Investments by a Fund in stock of certain foreign corporations which generate mostly passive income, or at least half of the assets of which generate such income (referred to as 'passive foreign investment companies' or 'PFICs'), are subject to special tax rules designed to prevent deferral of U.S. taxation of the Fund's share of the PFIC's earnings. In the absence of certain elections to report these earnings on a current basis, regardless of whether the Fund actually receives any distributions from the PFIC, a Fund would be required to report certain 'excess distributions' from, and any gain from the disposition of stock of, the PFIC as ordinary income. Such ordinary income would be allocated ratably to a Fund's holding period for the stock. Any amounts allocated to prior taxable years would be taxable to the Fund at the highest rate of tax on ordinary income applicable in that year, increased by an interest charge at the rate prescribed for underpayments of tax. Amounts allocated to the year of the distribution or disposition would be included in the Fund's net investment income for that year and, to the extent distributed as a dividend to the Fund's shareholders, would not be taxable to the Fund.

    A Fund may be able elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain and any gain from an actual disposition of the stock would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the stock would be reported as ordinary loss to the extent of any net gains reported as ordinary income in prior years. Alternatively, the Fund may be able to make an election, known as a qualified electing fund ('QEF') election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the PFIC, regardless of whether it actually received any distributions from the PFIC. These amounts would be included in the Fund's investment company taxable income and net capital gain which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund (but would be taxable to shareholders). In order to make a QEF election, the Fund would be required to obtain certain information from PFICs in which it invests, which in many cases may be difficult to obtain.

    Each Fund may be required to withhold U.S. federal income tax currently at the rate of 28% of all distributions and gross sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or otherwise fail to comply with the applicable requirements of the backup withholding rules. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be allowed as a refund or a credit against the shareholder's U.S. federal income tax liability, provided that the required information is timely furnished to the IRS.


    Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding is provided under applicable treaty law. However, pursuant to recently enacted legislation, for taxable years beginning after December 31, 2004 and before January 1, 2008, certain 'interest-related dividends' and 'short-term capital gain dividends' paid by a Fund to a foreign shareholder would be eligible for an exemption from U.S. withholding tax. Interest-related dividends generally are dividends derived from certain interest income earned by a Fund that would not be subject to U.S. withholding tax if earned by a foreign shareholder directly. Short-term capital gain dividends generally are dividends derived from the excess of a Fund's net short-term capital gains over net long-term capital losses. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of U.S. withholding tax.


    Since, at the time of an investor's purchase of a Fund's shares, a portion of the per share net asset value by which the purchase price is determined may be represented by realized or unrealized appreciation in the Fund's portfolio or undistributed income of the Fund, subsequent distributions (or a portion thereof) on such shares may in economic reality represent a return of his capital. However, such a subsequent distribution would be taxable to such investor even if the net asset value of his shares is, as a result of the distributions, reduced below his cost for such shares. Prior to purchasing shares of the Fund, an investor should carefully consider such tax liability which he might incur by reason of any subsequent distributions of net investment income and capital gains.

    Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions and redemptions of Fund shares. Also, the tax consequences to a foreign shareholder of an investment in a Fund may be different from those described above. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Adviser is responsible for decisions to buy and sell securities, futures and options on securities, on indices and on futures for the Funds, the selection of brokers, dealers and futures commission merchants to effect those transactions and the negotiations of brokerage commissions, if any. Broker-dealers and futures commission merchants may receive brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities or futures positions upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law.

    Equity securities traded in over-the-counter market and bonds, including convertible bonds, are generally traded on a 'net' basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriters, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. Each Fund will not deal with the Distributor in any transaction in which the Distributor acts as principal. Thus, it will not deal with the Distributor acting as market maker, and it will not execute a negotiated trade with the Distributor if execution involves the Distributor acting as principal with respect to any part of a Fund's order.


    Portfolio securities may not be purchased from any underwriting or selling group of which the Distributor, during the existence of the group, is a member, except in accordance with rules of the Securities and Exchange Commission. This limitation, in the opinion of the Trust, will not significantly affect a Fund's ability to pursue its present investment objective.

    In placing orders for portfolio securities or futures, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Adviser will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of a Fund, the Adviser or the Adviser's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund's, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Adviser in providing investment management for a Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the executing party in light of generally prevailing rates. In addition, the Adviser is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than the Distributor in order to secure the research and investment services described above, subject to review by the Board of Trustees from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees.



    Subject to the above considerations, the Distributor may act as a securities broker for a Fund. In order for the Distributor to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by the Distributor must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an Exchange during a comparable period of time. This standard would allow the Distributor to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Trustees, including a majority of the Trustees who are not 'interested' trustees, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the Distributor is consistent with the foregoing standard. Brokerage transactions with the Distributor also are subject to such fiduciary standards as may be imposed by applicable law. From time to time a Fund may engage in agency cross transactions with respect to securities that meet its investment objective and policies. An agency cross transaction occurs when a broker sells securities from one client's account to another client's account. Cross transactions are executed with written permission from a Fund. This authorization permits cross transactions only between a Fund on one side and clients for which the Distributor acts as broker, but does not act as investment adviser, on the other side. The authorization can be terminated at any time by written notice to the Distributor.



    A Fund may from time to time sell or purchase securities to or from companies or persons who are considered to be affiliated with that Fund solely because they are investment advisory clients of the Distributor or the Adviser. No consideration other than cash payment against prompt delivery at the then current market price of the securities will be paid to any person involved in those transactions. Additionally, all such transactions will be consistent with procedures adopted by the Board of Trustees.


    In accordance with Section 11(a) under the Securities Exchange Act of 1934, the Distributor may not retain compensation for effecting transactions on a national securities exchange for a Fund unless that Fund has expressly authorized the retention of such compensation in a written agreement executed by a Fund and the Distributor. Each Fund has provided the Distributor with such authorization. Section 11(a) provides that the Distributor must furnish to each Fund at least annually a statement disclosing the aggregate compensation received by the exchange member in effecting such transactions.


    With respect to the Global Fund, the Overseas Fund, the U.S. Value Fund and the Gold Fund: for the fiscal years ended October 31, 2004, October 31, 2003 and October 31, 2002, the Funds paid total brokerage commissions which were
attributable to research services of $         , $6,621,472 and $2,119,437,
respectively, in connection with transactions amounting to $         ,
$1,807,297,114 and $1,772,088,246, respectively. During the fiscal years ended October 31, 2004, October 31, 2003 and October 31, 2002, the Funds paid total
brokerage commissions of $         , $6,637,041 and $2,533,461, respectively, of
which $         (representing    % of total brokerage commissions), $186,439
(representing 2.81% of total brokerage commissions) and $414,024 (representing 16.34% of total brokerage commissions), respectively, were paid to a broker-dealer affiliate or related party of the Adviser. For the same periods, the percentage of brokerage transactions involving payment of commissions to a broker-dealer affiliate or related party of the
Adviser was    % of total transactions, 1.6% of total transactions and 11.39% of total transactions, respectively.



    With respect to the First Eagle Fund of America: for the years ended
October 31, 2004, October 31, 2003 and October 31, 2002, First Eagle Fund of
America paid total brokerage commissions of $         , $2,206,113 and
$2,313,789, respectively, of which $     , $45,951 and $25,470, respectively,
were paid to broker-dealer affiliates of the Adviser. For the fiscal years ended October 31, 2004, October 31, 2003 and October 31, 2002, brokerage commissions paid to a broker-dealer affiliate or related party of the Adviser constituted
   %, 2.08%, and 1.10%, respectively, of the total brokerage commissions paid by First Eagle Fund of America, and represented 1%, 4% and 4%, respectively, of the aggregate dollar amount of its portfolio transactions involving the payment of commissions. Of the total brokerage commissions paid during the fiscal years
ended October 31, 2004, October 31, 2003 and October 31, 2002, $       (or   %),
$2,087,827 (or 95%), and $2,288,103 (or 99%), respectively, were paid to firms which provided research, statistical or other services. The Distributor has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.


                              CUSTODY OF PORTFOLIO


    The Trust's custodian and foreign custody manager for the Funds' assets is The Bank of New York, One Wall Street, New York, NY 10286.


                              INDEPENDENT AUDITORS


    The Trust's independent auditors are KPMG LLP, Certified Public Accountants, 757 Third Avenue, New York, NY 10017. KPMG LLP audits each Fund's annual financial statements and renders its report thereon, which is included in the Annual Report to Shareholders.


                              FINANCIAL STATEMENTS


    The Funds' financial statements and notes thereto appearing in their October 31, 2004 Annual Reports to Shareholders and the reports thereon of KPMG LLP, Certified Public Accountants are incorporated by reference in this Statement of Additional Information. The Fund will furnish, without charge, a copy of the Annual Reports and/or Semi-Annual Reports to Shareholders on request. All such requests should be directed to First Eagle Funds, P.O. Box 219324, Kansas City, MO 64121-9324.

                                    APPENDIX

                        RATINGS OF INVESTMENT SECURITIES

    The rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Funds' investment adviser believes that the quality of debt securities in which a Fund invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

    The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ('Moody's') and Standard & Poor's Corporation ('S&P').

Moody's Ratings

    Aaa -- Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as 'giltedge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

    Aa -- Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa bonds.

    A -- Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa -- Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba -- Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B -- Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa -- Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

    Ca -- Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

S&P Ratings

    AAA -- Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

    AA -- Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

    A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

    BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

    BB -- B -- CCC -- CC -- BONDS A-1 -- A-RATED BB, B, CCC AND CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.

    BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                FIRST EAGLE FUNDS

                                     PART C

                                OTHER INFORMATION

Item 23. Exhibits



EXHIBIT
-------
(a)         -- Declaration of Trust of Registrant, filed herewith.
(b)         -- By-Laws of the Registrant, filed herewith.
(c)         -- Specimen Certificates representing shares of Common Stock ($.001 par value).**
(d)(1)      -- Amended and Restated Investment Advisory Contract between the Registrant and
               Arnhold and S. Bleichroeder Advisers, Inc. ("ASB Advisers").*****
(d)(2)      -- Amended and Restated Investment Advisory Contract between the Registrant and
               ASB Advisers with respect to First Eagle Fund of America.******
(d)(3)      -- Sub-advisory Agreement between ASB Advisers and Iridian Asset Management LLC with respect to the First Eagle Fund of America.******
(e)(1)      -- Amended and Restated Underwriting Agreement between the Registrant and First
               Eagle Funds Distributors, a division of ASB Securities, Inc. ("First Eagle
               Distributors"). *****
(e)(2)      -- Form of Selling Group Agreement. ****
(f)         -- Not applicable.
(g)(1)      -- Custody Agreement between the Registrant and The Bank of New York.****
(g)(2)      -- Special Custody Agreement between the Registrant and HSBC Bank USA.******
(g)(3)      -- Transfer Agency and Registrar Agreement between the Registrant and DST
               Systems, Inc.***
(g)(4)      -- Foreign Custody Manager Agreement between the
               Registrant and The Bank of New York.****
(g)(5)      -- Investment Accounting Agreement between the Registrant and State Street Bank and Trust Company.****
(h)         -- Not applicable.
(i)         -- Not applicable.
(j)         -- Consent of KPMG LLP. To be filed by amendment.
(k)         -- Not applicable.
(l)         -- Not applicable.
(m)(1)      -- Amended and Restated Rule 12b-1 Distribution Plan and Agreement between the
               Registrant and First Eagle Distributors. *******
(m)(2)      -- Amended and Restated Rule 12b-1 Distribution Plan and Agreement between the
               Registrant and First Eagle Distributors with respect to First Eagle Fund of
               America.******
(n)(1)      -- Amended and Restated Multiple Class Plan pursuant to Rule 18f-3.*******
(o)         -- Not applicable.
(p)         -- Code of Ethics.*****




** Incorporated herein by reference to Pre-Effective Amendment No. 2 filed on or about August 30, 1993.

*** Incorporated herein by reference to Post-Effective Amendment No. 4 filed on or about July 25, 1997.
**** Incorporated herein by reference to Post-Effective Amendment No. 13 filed on or about February 28, 2001.
***** Incorporated herein by reference to Post-Effective Amendment No. 17 filed on or about August 17, 2001.
****** Incorporated herein by reference to Pre-Effective Amendment No. 20 filed on or about December 27, 2002.
******* Incorporated herein by reference to Pre-Effective Amendment No. 21 filed on or about May 14, 2003.

Item 24. Person Controlled or Under Common Control With Registrant

None.

Item 25. Indemnification


Reference is made to the provisions of Article Three, Section Seven and Article Seven, Section Two of Registrant's Declaration of Trust, together with the entirety of Article Six of Registrant's By-Laws, each of which documents is incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 811-7762) filed on December 31, 2004.

The general effect of these provisions, and related statutory indemnification benefits as may be available under Delaware or other applicable state or federal laws, is to protect trustees, officers, employees and agents of Registrant against legal liability and expenses incurred by reason of their service to Registrant. In accord with the foregoing, Registrant shall indemnify its trustees, officers, employees and agents against judgments, fines, penalties, settlements and expenses to the fullest extent authorized, and in the manner permitted, by applicable state and federal law.

In addition, the Registrant will maintain a trustees' and officers' errors and omissions liability insurance policy protecting directors and officers against liability for claims made by reason of any acts, errors or omissions committed in their capacity as trustees or officers. The policy will contain certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 26. Business and Other Connections of Investment Adviser


ASB Advisers is the Registrant's investment adviser. Its primary office is located at 1345 Avenue of the Americas, New York, New York, 10105. In addition to the Registrant, ASB Advisers acts as investment adviser to First Eagle Variable Funds and to certain investment vehicles and accounts not subject to registration with the Securities and Exchange Commission.

ASB Advisers is a wholly owned subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. ("ASB Holdings"), a privately-owned holding company organized under the laws of the State of New York, which has a substantial amount of assets under management in the form of individual accounts, and, through the Adviser, fund accounts. In connection with another wholly owned subsidiary, ASB Securities, LLC., a registered broker-dealer, and, through its First Eagle Funds Distributors division, the principal underwriter to the Registrant, ASB Holdings is substantially involved in the distribution of mutual fund shares. The business and other connections of the Adviser's directors and officers are as follows:




                             POSITION WITH THE                         BUSINESS AND OTHER
         NAME                     ADVISER                                 CONNECTIONS
         ----                     -------                                 -----------
Henry H. Arnhold......   Director                    Co-Chairman of the Board of Arnhold and S. Bleichroeder Holdings,
                                                     Inc.; Director, Aquila International Fund Limited; Trustee,
                                                     The New School for Social Research; Director, Conservation
                                                     International

John P. Arnhold.......   Chairman, CEO and Director  Co-President, Co-CEO and Director, Arnhold and S. Bleichroeder
                                                     Holdings, Inc.; President and Director, Natexis
                                                     Bleichroeder, Inc.; President and Director, Natexis
                                                     Bleichroeder, UK Ltd.; Chairman, CEO and Director,
                                                     ASB Securities, LLC.; Director, Aquila International Fund
                                                     Limited; Director, Arnhold Ceramics; President and Trustee,
                                                     First Eagle Funds and First Eagle Variable Funds; President,
                                                     WorldVest Inc.

James E. Jordan......... Managing Director           Director, ASB Securities, LLC. and ASB Advisers UK, Ltd.;
                                                     Director, Leucadia National Corporation; Director Empire Insurance
                                                     Company; Director, JZ Equity Partners Plc.; Director, School of
                                                     International and Public Affairs of Columbia University;
                                                     Chairman's Council, Conservation International; Trustee, First
                                                     Eagle Funds and First Eagle Variable Funds.

Michael M. Kellen....... Vice Chairman and Director  Co-CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc;
                                                     Director, Arnhold and S. Bleichroeder Advisers UK, Ltd.; Director,
                                                     ASB Securities LLC; Director, Arnhold Ceramics

Robert Miller.........   Vice President, Secretary   Director, Arnhold and S. Bleichroeder, UK Ltd.
                          and Treasurer

Robert Bruno..........   Senior Vice President and   Senior Vice President, ASB Securities, LLC.;
                         Chief Compliance Officer    Vice President, Secretary, Treasurer and Chief
                                                     Compliance Officer, First Eagle Funds and
                                                     First Eagle Variable Funds.

Charles de Vaulx.....   Senior Vice President        Senior Vice President, First Eagle Funds and
                                                     First Eagle Variable Funds.




Iridian Asset Management LLC ("Iridian"), whose primary office is located at 276 Post Road West, Westport, Connecticut 06880, is the investment sub-adviser to the First Eagle Fund of America. Iridian is a majority owned subsidiary of The Governor and Company of the Bank of New York and, in addition to First Eagle Fund of America, provides investment management services to other registered and unregistered investment companies, institutional investors and individuals. The business and other connections of Iridian's directors and officers are as follows:

                                    POSITION WITH                               BUSINESS AND
NAME                                IRIDIAN                                     OTHER CONNECTIONS
-------------------------------------------------------------------------------------------------
David L. Cohen                      Director, Co-Chief Executive Officer
                                    Co-Chief Investment Officer

Harold J. Levy                      Director, Co-Chief Executive Officer
                                    Co-Chief Investment Officer


Jeffrey M. Elliott                  Director, Chief Financial Officer, Chief
                                    Operating Officer, Compliance Officer

Alice B. Hicks                      Director, Executive Vice President


Additional information regarding both ASB Advisers and Iridian is provided in the body of this Registration Statement on Form N-1A under the heading "Investment Advisory and Other Services."




Item 27. Principal Underwriters


(a) First Eagle Funds Distributors is the Registrant's distributor (the "Distributor"). It also serves as principal underwriter for First Eagle Variable Funds.


(b) The positions and offices of the Distributor's directors and officers who serve the Registrant are as follows:


NAME AND                            POSITION AND                                POSITION AND OFFICES
ADDRESS*                            OFFICES WITH UNDERWRITER                    WITH REGISTRANT
-----------------------------------------------------------------------------------------------
WITH UNDERWRITER  WITH REGISTRANT
John Arnhold                        Co-President and Director                   President and Trustee
James Jordan                        Director                                    Trustee
Robert Bruno                        Senior VP, Registered Principal             Vice President, Chief Compliance
                                                                                Officer, Secretary and Treasurer
Howard Green                        Chief Financial Officer                     N/A
Stefanie Spritzler                  Vice President                              Vice President and Assistant Treasurer
Suzan Afifi                         Vice President                              Vice President and
                                                                                Assistant Secretary


* The address of each person named above is 1345 Avenue of the Americas, New York, New York 10105.


(c) The Registrant has no principal underwriter which is not an affiliated person of the Registrant.

Item 28. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained at the offices of the Registrant, 1345 Avenue of the Americas, New York, NY 10105 with the exception of certain accounts, books and other documents which are kept by the Registrant's custodian, The Bank of New York, One Wall Street, New York, New York 10286 and registrar and shareholder servicing agent, DST Systems, Inc., P.O. Box 419324, Kansas City, Missouri, 64141-6324.

Item 29. Management Services

Not applicable.


Item 30. Undertakings

The Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director, if requested to do so by the holders of at least 10% of a Fund's outstanding shares, and that it will assist communication with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and the Registration has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, as of the 30th day of December, 2004.



         FIRST EAGLE FUNDS


         By: /s/ JOHN P. ARNHOLD*
             JOHN P. ARNHOLD
             PRESIDENT

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.




SIGNATURE                           CAPACITY                           DATE
---------                           --------                           ----
/s/ JOHN P. ARNHOLD*                Trustee                            December 30, 2004
(JOHN P. ARNHOLD)

/s/ CANDACE K. BEINECKE*            Trustee                            December 30, 2004
(CANDACE K. BEINECKE)

/s/ JEAN D. HAMILTON*               Trustee                            December 30, 2004
(JEAN D. HAMILTON)

/s/ JAMES E. JORDAN*                Trustee                            December 30, 2004
(JAMES E. JORDAN)

/s/ WILLIAM M. KELLY*               Trustee                            December 30, 2004
(WILLIAM M. KELLY)

/s/ PAUL J. LAWLER*                 Trustee                            December 30, 2004
(PAUL J. LAWLER)

/s/ DOMINIQUE RAILLARD*             Trustee                            December 30, 2004
(DOMINIQUE RAILLARD)

/s/ NATHAN SNYDER*                  Trustee                            December 30, 2004
(NATHAN SNYDER)

/s/ ROBERT BRUNO                    Vice President, Secretary,         December 30, 2004
------------------                  Treasurer and Chief Compliance
(ROBERT BRUNO)                      Officer (Principal Financial
                                    and Accounting Officer)




*By: /s/ ROBERT BRUNO
     -----------------
     ROBERT BRUNO
     POWER-OF-ATTORNEY




                         STATEMENT OF DIFFERENCES
                         ------------------------
Characters normally expressed as superscript shall be preceded by....... 'pp'